                                                                   EXHIBIT 10.15


                 Standard Form of Agreement Between Owner and
           Contractor where the basis for payment is the COST OF THE
          WORK PLUS A FEE with a negotiated Guaranteed Maximum Price

                           AIA Document A111 - 1997
                       1997 Edition - Electronic Format

-------------------------------------------------------------------------------

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modifications. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document is not intended for use in competitive bidding.

AIA Document A201-1997. General Conditions of the Contract for Construction is adopted in this document by reference.

This document has been approved and endorsed by The Associated General Contractors of America.

Copyright 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978, 1987,
(C) 1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.

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AGREEMENT made as of the 30th day of July in the year 1999
(In words, indicate day, month and year)

BETWEEN the Owner:
(Name, address and other information)
Hollywood Casino Shreveport, a Louisiana partnership
----------------------------------------------------
Two Galleria Tower, Suite 2200
------------------------------
13455 Noel Road
---------------
Dallas, Texas  75246
--------------------

and the Contractor:
(Name, address and other information)
Broadmoor Anderson, a joint venture consisting of Roy Anderson Corp. and
------------------------------------------------------------------------
Broadmoor, a Louisiana partnership
----------------------------------
2740 North Arnoult Road
-----------------------
Metairie, LA  70002
-------------------

The Project is:
(Name and location)
Hollywood Casino in Shreveport, Louisiana to be located on the property leased
------------------------------------------------------------------------------
by Owner from the City of Shreveport and more particularly described on
-----------------------------------------------------------------------
Exhibit "A" hereto
------------------

The Architect of record is:
(Name, address and other information)
The Architect of record for the Project is:
-------------------------------------------
Broadmoor Design Group
----------------------
2740 North Arnoult Road
-----------------------
Metairie, Louisiana  70002
--------------------------

These are other design professionals who will function as the Architect for
--------------------------------------------------------------------------
various aspects of the Project as more fully set forth in the
-------------------------------------------------------------
Specifications.
---------------
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AIA DOCUMENT A111 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292 WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1997
                    User Document: QNOV - 7/30/1999.  AIA License Number 111213,
                                             which expires on 11/30/99 - Page #1

The Owner and Contractor agree as follows.

ARTICLE 1  THE CONTRACT DOCUMENTS
  The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement, these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in
  Article 15. If anything in the other Contract Documents is inconsistent with this Agreement, this Agreement shall govern.

ARTICLE 2  THE WORK OF THIS CONTRACT
  The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3  RELATIONSHIP OF THE PARTIES
  The Contractor accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to cooperate with the Architect and exercise the Contractor's skill and judgment in furthering the interests of the Owner; to furnish efficient business administration and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner's interests. The Owner agrees to furnish and approve, in a timely manner, information required by the Contractor and to make payments to the Contractor in accordance with the requirements of the Contract Documents.

ARTICLE 4  DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION
  4.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner.
  (Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

  If, prior to commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:

  4.2  The Contract Time shall be measured from the date of commencement.

  4.3 The Contractor shall achieve Substantial Completion of the entire Work not later than ____ days from the date of commencement, or as follows:
  (Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. Unless stated elsewhere in the Contract Documents. Insert any requirements for earlier Substantial Completion of certain portions of the Work.)

  , subject to adjustments of this Contract Time as provided in the Contract Documents.
  (Insert provisions, if any, for liquidated damages relating to failure to complete on time, or bonus payments for early completion of the Work.)

ARTICLE 5  BASIS FOR PAYMENT
  5.1    CONTRACT SUM
  5.1.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum is the Cost of the Work as defined in Article 7 plus the Contractor's Fee.

  5.1.2  The Contractor's Fee is:
  (State a lump sum, percentage of Cost of the Work or other provision for determining the Contractor's Fee, and describe the method of adjustment of the Contractor's Fee for changes in the Work.)

  5.2    GUARANTEED MAXIMUM PRICE


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AIA DOCUMENT A111 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292 WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1997
                    User Document: QNOV - 7/30/1999.  AIA License Number 111213,
                                             which expires on 11/30/99 - Page #2

  5.2.1 The sum of the Cost of the Work and the Contractor's Fee is guaranteed by the Contractor not to exceed Sixty-Eight Million Seven Hundred Nine
                                  --------------------------------------
  Thousand and Two Hundred Fifty-Three and No/100 Dollars ($68,709,253.00),
  -----------------------------------------------          --------------
  subject to additions and deductions by Change Order as provided in the Contract Documents. Such maximum sum is referred to in the Contract Documents as the Guaranteed Maximum Price. Costs which would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Contractor without reimbursement by the Owner.
  (Insert specific provisions if the Contractor is to participate in any savings.)

  5.2.2 The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the Owner.
  (State the numbers or other identification of accepted alternates. If decisions on other alternates are to be made by the Owner subsequent to the execution of this Agreement, attach a schedule of such other alternates showing the amounts for each and the date when the amount expires.)

  5.2.3  Unit prices, if any, are as follows:
  (See Schedule 5.2.3 attached hereto and made a part hereof)
  -----------------------------------------------------------

  5.2.4  Allowances, if any, are as follows:
  (Identify and state the amounts of any allowances and state whether any include labor, materials, or both)
  See Schedule 5.2.4 attached hereto and made a part hereof.
  ----------------------------------------------------------

  5.2.5 Assumptions, if any, on which the Guaranteed Maximum Price is based are as follows:
  Schedule 5.2.5, attached hereto, identifies specific assumptions or
  -------------------------------------------------------------------
  clarifications upon which the Guaranteed Maximum Price is based.
  ----------------------------------------------------------------

  5.2.6 To the extent that the Drawings and Specifications are anticipated to require further development by the Architect, the Contractor has provided in the Guaranteed Maximum Price for such further development consistent with the Contract Documents and reasonably inferable therefrom. Such further development does not include such things as changes in scope, systems, kinds and quality of materials, finishes or equipment, all of which, if required, shall be incorporated by Change Order.

ARTICLE 6  CHANGES IN THE WORK
  6.1 Adjustments to the Guaranteed Maximum Price on account of changes in the Work may be determined by any of the methods listed in Subparagraph 7.3.3 of AIA Document A201-1997

  6.2 In calculating adjustments to subcontracts (except those awarded with the Owner's prior consent on the basis of cost plus a fee), the Terms "cost" and "fee" as used in Clause 7.3.3.3 of AIA Document A201-1997 and the terms "costs" and "a reasonable allowance for overhead and profit" as used in Subparagraph 7.3.6 of AIA Document A201-1997 shall have the meanings assigned to them in AIA Document A201-1997 and shall not be modified by Articles 5, 7 and 8 of this Agreement. Adjustments to subcontracts awarded with the Owner's prior consent on the basis of cost plus a fee shall be calculated in accordance with the terms of those subcontracts.

  6.3 In calculating adjustments to the Guaranteed Maximum Price, the terms "cost" and "costs" as used in the above referenced provisions of AIA Document A201-1997 shall mean the Cost of the Work as defined in Article 7 of this Agreement and the Terms "fee" and "a reasonable allowance for overhead and profit" shall mean the Contractor's Fee as defined in Subparagraph 5.1.2 of this Agreement.

  6.4 If no specific provision is made in Paragraph 5.1 for adjustment of the Contractor's Fee in the case of changes in the Work, or if the extent of such changes is such, in the aggregate, that application of the adjustment provisions of Paragraph 5.1 will cause substantial inquiry to the Owner or Contractor, the Contractor's Fee will be equitably adjusted on the basis of the Fee established for the original Work, and the Guaranteed Maximum Price shall be adjusted accordingly.


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AIA DOCUMENT A111 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292 WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1997
                    User Document: QNOV - 7/30/1999.  AIA License Number 111213,
                                             which expires on 11/30/99 - Page #3

  The term Cost of the Work shall mean costs necessarily incurred by the Contractor in the proper performance of the Work. Such costs shall be at rates not higher than the standard paid at the place of the Project except with prior consent of the Owner. The Cost of the Work shall include only the items set forth in this Article 7.

  7.2  LABOR COSTS
  7.2.1 Wages of construction workers directly employed by the Contractor to perform the construction of the Work at the site or, with the Owner's approval, at off-site workshops.

  7.2.2 Wages or salaries of the Contractor's supervisory and administrative personnel when stationed at the site with the Owner's approval.
  (If it is intended that the wages or salaries of certain personnel stationed at the Contractor's principal or other offices shall be included in the Cost of the Work identify in Article 14 the personnel to be included and whether for all or only party of their time, and the rates at which their time will be charged to the Work)

  7.2.3 Wages and salaries of the Contractor's supervisory or administrative personnel engaged, at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

  7.2.4 Costs paid or incurred by the Contractor for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Subparagraphs 7.2 1 through 7.2.3.

  7.3    SUBCONTRACT COSTS
  7.3.1 Payments made by the Contractor to Subcontractors in accordance with the requirements of the subcontracts.

  7.4    COSTS OF MATERIALS AND EQUIPMENT INCORPORATED IN THE COMPLETED
  CONSTRUCTION
  7.4.1 Costs, including transportation, and storage, of materials and equipment incorporated or to be incorporated in the completed construction.

  7.4.2 Costs of materials described in the preceding Subparagraph 7.4.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner's property at the completion of the Work or, at the Owner's option, shall be sold by the Contractor. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

  7.5 COSTS OF OTHER MATERIALS AND EQUIPMENT, TEMPORARY FACILITIES AND RELATED ITEMS
  7.5.1 Costs, including transportation and storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers, that are provided by the Contractor at the site and fully consumed in the performance of the Work; and cost (less salvage value) of such items if not fully consumed, whether sold to others or retained by the Contractor. Cost for items previously used by the Contractor shall mean fair market value.

  7.5.2 Rental charges for temporary facilities, machinery, equipment, and hand tools not customarily owned by construction workers that are provided by the Contractor at the site, whether rented from the Contractor or others, and costs of transportation, installation, minor repairs and replacements, dismantling and removal thereof. Rates and quantities of equipment rented shall be subject to the Owner's prior approval.

  7.5.3  Costs of removal of debris from the site.

  7.5.4 Costs of document reproductions, facsimile transmissions and long-distance telephone calls, postage and parcel delivery charges, telephone service at the site and reasonable petty cash expenses of the site office.

  7.5.5 That portion of the reasonable expenses of the Contractor's personnel incurred while traveling in discharge of duties connected with the Work.


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AIA DOCUMENT A111 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292 WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1997
                    User Document: QNOV - 7/30/1999.  AIA License Number 111213,
                                             which expires on 11/30/99 - Page #4

  7.5.6 Costs of materials and equipment suitably stored off the site at a mutually acceptable location, if approved in advance by the Owner.

  7.6    MISCELLANEOUS COSTS
  7.6.1 That portion of insurance and bond premiums that can be directly attributed to this Contract:

  7.6.2 Sales, use or similar taxes imposed by a governmental authority that are related to the work.

  7.6.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Contractor is required by the Contract Documents to pay.

  7.6.4 Fees of laboratories for tests required by the Contract Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Subparagraph 13.5.3 of AIA Document A201-1997 or other provisions of the Contract Documents, and which do not fall within the scope of Subparagraph 7.7.3.

  7.6.5 Royalties and license fees paid for the use of a particular design, process or product required by the Contract Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Contract Documents; and payments made in accordance with legal judgments against the Contractor resulting from such suits or claims and payments of settlements made with the Owner's consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Contractor's Fee or subject to the Guaranteed Maximum Price. If such royalties, fees and costs are excluded by the last sentence of Subparagraph 3.17.1 of AIA Document A201-1997 or other provisions of the Contract Documents, then they shall not be included in the Cost of the Work

  7.6.6  Data processing costs related to the Work.

  7.6.7 Deposits lost for causes other than the Contractor's negligence or failure to fulfill a specific responsibility to the Owner as set forth in the Contract Documents.

  7.6.8 Legal mediation and arbitration costs, including attorney's, fees, other than those arising from disputes between the Owner and Contractor, reasonably incurred by the Contractor in the performance of the Work and with the Owner's prior written approval; which approval shall not be unreasonably withheld.

  7.6.9 Expenses incurred in accordance with the Contractor's standard personnel policy for relocation and temporary living allowances of personnel required for the Work, if approved by the Owner.

  7.7    OTHER COSTS AND EMERGENCIES
  7.7.1 Other costs incurred in the performance of the Work if and to the extent approved in advance in writing by the Owner.

  7.7.2 Costs due to emergencies incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property, as provided in paragraph 10 6 of AIA Document A201-1997.

  7.7.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Contractor, Subcontractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or failure to fulfill a specific responsibility of the Contractor and only to the extent that the cost of repair or correction is not recoverable by the Contractor from insurance, sureties, Subcontractors or suppliers.

ARTICLE 8  COSTS NOT TO BE REIMBURSED
  8.1    The Cost of the Work shall not include:

  8.1.1 Salaries and other compensation of the Contractor's personnel stationed at the Contractor's principal office or offices other than the site office, except as specifically provided in Subparagraphs 7.2.2 and 7.2.3 or as may be provided in Article 14.


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AIA DOCUMENT A111 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292 WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1997
                    User Document: QNOV - 7/30/1999.  AIA License Number 111213,
                                             which expires on 11/30/99 - Page #5

  8.1.2 Expenses of the Contractor's principal office and offices other than the site office.

  8.1.3  Overhead and general expenses, except as may be expressly included in
  Article 7.

  8.1.4 The Contractor's capital expenses, including interest on the Contractor's capital employed for the Work.

  8.1.5 Rental costs of machinery and equipment, except as specifically provided in Subparagraph 7.5.2.

  8.1.6 Except as provided in Subparagraph 7.7.3 of this Agreement, costs due to the negligence or failure to fulfill a specific responsibility of the Contractor, Subcontractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable.

  8.1.7  Any cost not specifically and expressly described in Article 7.

  8.1.8 Costs, other than cost; included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

ARTICLE 9  DISCOUNTS, REBATES AND REFUNDS
  9.1 Cash discounts obtained on payments made by the Contractor shall accrue to the Owner if (1) before making the payment, the Contractor included them in an Application for Payment and received payment therefor from the Owner, or
  (2) the Owner has deposited funds with the Contractor with which to make payments; otherwise, cash discounts shall accrue to the Contractor. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Contractor shall make provisions so that they can be secured.

  9.2 Amounts that accrue to the Owner in accordance with the provisions of Paragraph 9.1 shall be credited to the Owner as a deduction from the Cost of the Work.

ARTICLE 10  SUBCONTRACTS AND OTHER AGREEMENTS
  10.1 Those portions of the Work that the Contractor does not customarily perform with the Contractor's own personnel shall be performed under subcontracts or by other appropriate agreements with the Contractor. The Owner may designate specific persons or entities from whom the Contractor shall obtain bids. The Contractor shall obtain bids from Subcontractors and from suppliers of materials or equipment fabricated especially for the Work and shall deliver such bids to the Architect. The Owner shall then determine, with the advice of the Contractor and the Architect, which bids will be accepted. The Contractor shall not be required to contract with anyone to whom The Contractor has reasonable objection.

  10.2 If a specific bidder among those whose bids are delivered by the Contractor to the Architect (1) is recommended to the Owner by the Contractor;
  (2) is qualified to perform that portion of the Work, and (3) has submitted a bid that conforms to the requirements of the Contract Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Contractor may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Contractor and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

  10.3 Subcontracts or other agreements shall conform to the applicable payment provisions of this Agreement, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner.



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AIA DOCUMENT A111 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292 WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1997
                    User Document: QNOV - 7/30/1999.  AIA License Number 111213,
                                             which expires on 11/30/99 - Page #6

ARTICLE 11  ACCOUNTING RECORDS
  The Contractor shall keep full and detailed accounts and exercise such controls as may be necessary for proper financial management under this Contract, and the accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner's accountants shall be afforded access to, and shall be permitted to audit and copy, the Contractor's records, books, correspondence, instructions, drawings, receipts, subcontracts, purchase orders, vouchers, memorandum and other data relating to this Contract, and the Contractor shall preserve these for a period of three years after final payment, or for such longer period as may be required by law.

ARTICLE 12  PAYMENTS
  12.1  PROGRESS PAYMENTS
  12.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents

  12.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

  12.1.3 Provided that an Application for Payment is received by the Architect not later than the day of a month, the Owner shall make payment to the Contractor not later than the ____ day of the month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than ____ days after the Architect receives the Application for Payment.

  12.1.4 With each Application for Payment, the Contractor shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner or Architect to demonstrate that cash disbursements already made by the Contractor on account of the Cost of the Work equal or exceed (1) progress payments already received by the Contractor; less (2) that portion of those payments attributable to the Contractor's Fee, plus, (3) payrolls for the period covered by the present Application for Payment.

  12.1.5 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Guaranteed Maximum Price among the various portions of the Work except that the Contractor's Fee shall be shown as a single separate item. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

  12.1.6 Applications for Payment shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of
  (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Contractor on account of that portion of the Work for which the Contractor has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

  12.1.7 Subject to other provisions of the Contract Documents, the amount of each progress payment stall be computed as follows:

      .1 take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;

      .2 add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing;


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AIA DOCUMENT A111 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA -
COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292 WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1997
                    User Document: QNOV - 7/30/1999.  AIA License Number 111213,
                                             which expires on 11/30/99 - Page #7

      .3 add the Contractor's Fee, less retainage of percent ( %). The Contractor's Fee shall be computed upon the Cost of the Work described in the two preceding Clauses at the rate stated in Subparagraph 5.1.2 or, if the Contractor's Fee is stated as a fixed sum in that Subparagraph, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion;

      .4  subtract the aggregate of previous payments made by the Owner;

      .5 subtract the shortfall, if any, indicated by the Contractor in the documentation required by Paragraph 12.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner's accountants in such documentation; and

      .6 subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.

  12.1.8 Except with the Owner's prior approval, payments to Subcontractors shall be subject to retainage of not less than ______ percent ( %). The Owner and the Contractor shall agree upon a mutually acceptable procedure for review and approval of payments and retention for Subcontractors.

  12.1.9 In taking action on the Contractor's Applications for Payment, the Architect shall be entitled to rely on the accuracy and completeness of the information furnished by the Contractor and shall not be deemed to represent that the Architect has made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Subparagraph
  12.1.4 or other supporting data; that the Architect has made exhaustive or continuous on-site inspections or that the Architect has made examinations to ascertain how or for what purposes the Contractor has used amounts previously paid on account of the Contract. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner's accountants acting in the sole interest of the Owner

  12.2  FINAL PAYMENT
  12.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when

      .1 the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph, 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and

      .2  a final Certificate for Payment has been issued by the Architect.

  12.2.2 Thc Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

  12.2.3 The Owner's accountants will review and report in writing on the Contractor's final accounting within 30 days after delivery of the final accounting to the Architect by the Contractor. Based upon such Cost of the work as the Owners accountants report to be substantiated by the Contractor's final accounting, and provided the other conditions of Subparagraph 12.2.1 have been met, the Architect will, within seven days after receipt of the written report of the Owner's accountants, either issue to the Owner a final Certificate for Payment with a copy to the Contractor, or notify the Contractor and Owner in writing of the Architect's reasons for withholding a certificate as provided in Subparagraph 9.5.1 of the AIA Document A201-1997. The time periods stated in this Subparagraph 1223 supersede those stated in Subparagraph 9.4.1 of the AIA Document A201-1997.

  12.2.4 If the Owner's accountants report the Cost of the Work as substantiated by the Contractor's final accounting to be less than claimed by the Contractor, the Contractor shall be entitled to demand arbitration of the disputed amount without a further decision of the Architect. Such demand for arbitration shall be made by the Contractor within 30 days after the Contractor's receipt of a copy of the Architect's final Certificate for Payment; failure to demand arbitration within this 30-day period shall


-----------------------------------------------------------------------------
AIA DOCUMENT A111 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292 WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1997
                    User Document: QNOV - 7/30/1999.  AIA License Number 111213,
                                             which expires on 11/30/99 - Page #8
  result in the substantiated amount reported by the Owner's accountants becoming binding on the Contractor. Pending a final resolution by arbitration, the Owner shall pay the Contractor the amount certified in the Architect's final Certificate for Payment.

  12.2.5 If, subsequent to final payment and at the Owner's request, the Contractor incurs costs described in Article 7 and not excluded by Article 8 to correct defective or nonconforming Work, the Owner shall reimburse the Contractor such costs and the Contractor's Fee applicable thereto on the same basis as if such costs had been incurred prior to final payment, but not in excess of the Guaranteed Maximum Price. If the Contractor has participated in savings as provided in Paragraph 5.2, the amount of such savings shall be recalculated and appropriate credit given to the Owner in determining the net amount to be paid by the Owner to the Contractor.

ARTICLE 13  TERMINATION OR SUSPENSION
  13.1 The Contract may be terminated by the Contractor, or by the Owner for convenience, as provided in Article 14 of AIA Document A201-1997. However, the amount to be paid to the Contractor under Subparagraph 14.1.3 of AIA Document A201-1997 shall not exceed the amount the Contractor would be entitled to receive under Paragraph 13.2 below, except that the Contractor's Fee shall be calculated as if the Work had been fully completed by the Contractor, including a reasonable estimate of the Cost of the Work for Work not actually completed.

  13.2    The Contract may be terminated by the Owner for cause as provided in
  Article 14 of AIA Document A201-1997. The amount if any, to be paid to the Contractor under Subparagraph 14.2.4 of AIA Document A201-1997 shall not cause the Guaranteed Maximum Price to be exceeded, nor shall it exceed an amount calculated as follows:

  13.2.1 Take the Cost of the Work incurred by the Contractor to the date of termination;

  13.2.2 Add the Contractor's Fee computed upon the Cost of the Work to the date of termination at the rate stated in Subparagraph 5.1.2 or, if the Contractor's Fee is stated as a fixed sum in that Subparagraph, an amount that bears the same ratio to that fixed-sum Fee as the Cost of the Work at the time of termination bears to a reasonable estimate of the probable Cost of the Work upon its completion; and

  13.2.3  Subtract the aggregate of previous payments made by the Owner.

  13.3 The Owner shall also pay the Contractor fair compensation, either by purchase or rental at the election of the Owner, for any equipment owned by the Contractor that the Owner elects to retain and that is not otherwise included in the Cost of the Work under Subparagraph 13.2.1. To the extent that the Owner elects to take legal assignment of subcontracts and purchase orders (including rental agreements), the Contractor shall, as a condition of receiving the payments referred to in this Article 13, execute and deliver all such papers and take all such steps, including the legal assignment of such subcontracts and other contractual rights of the Contractor, as the Owner may require for the purpose of fully vesting in the Owner the rights and benefits of the Contractor under such subcontracts or purchase orders.

  13.4 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997; in such case, the Guaranteed Maximum Price and Contract Time shall be increased as provided in Subparagraph 14.3.2 of AIA Document A201-1997 except that the term "profit" shall be understood to mean the Contractor's Fee, as described in Subparagraphs 5.1.2 and Paragraph 6.4 of this Agreement.

ARTICLE 14  MISCELLANEOUS PROVISIONS
  14.1 Where reference is made in this Agreement to a provision AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

  14.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due air the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
  (Insert rate of interest agreed upon, if any)



-----------------------------------------------------------------------------
AIA DOCUMENT A111 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292 WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1997
                    User Document: QNOV - 7/30/1999.  AIA License Number 111213,
                                             which expires on 11/30/99 - Page #9

  (Usury laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's and Contractor's principal places of business, the location of the Project and elsewhere may affect the validity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements such as written disclosures or waivers)

  14.3    The Owner's representative is:
  (Name, address and other information)
  Edwin C. Hanson, III
  --------------------
  c/o Hollywood Casino Shreveport, a Louisiana partnership
  --------------------------------------------------------
  Two Galleria Tower, Suite 2200
  ------------------------------
  13455 Noel Road
  ---------------
  Dallas, Texas  75246
  --------------------

  14.4    The Contractor's representative is:
  (Name, address and other information)

  14.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days' written notice to the other party.

  14.6    Other provisions:

ARTICLE 15 ENUMERATION OF CONTRACT DOCUMENTS
  15.1 The Contract Documents, except for Modifications issued after execution of this Agreement are enumerated as follows:

  15.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A111-1997.

  15.1.2 The General Conditions are the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

  15.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated July 30, 1999, and are as follows:
                                        --------------

  Document                        Title                              Pages
  (i)     Supplementary Conditions to General Conditions,
          -----------------------------------------------
          dated July 30, 1999
          -------------------
  (ii)    Supplementary Conditions to Agreement between Owner
          ---------------------------------------------------
          and Contractor, dated July 30, 1999
          -----------------------------------

  15.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 15.1.3 and areas follows:
  (Either use the Specifications here or refer to an exhibit attached to this Agreement)


  Section                         Title                              Pages
  A schedule of the Specifications is annexed hereto as
  -----------------------------------------------------
  Schedule 15.1.4.
  ----------------

  15.1.5  The Drawings are as follows, and are dated unless a different date
  is shown below   (Either list the Drawings here or refer to an exhibit
  attached to this Agreement)

  Number                          Title                              Date
  A schedule of the Drawings is annexed hereto as Schedule 15.15
  --------------------------------------------------------------

  15.1.6  The Addenda, if any, are as follows:

  Number                          Date                               Pages


-----------------------------------------------------------------------------
AIA DOCUMENT A111 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292 WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1997
                    User Document: QNOV - 7/30/1999.  AIA License Number 111213,
                                            which expires on 11/30/99 - Page #10

  Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirement; are also enumerated in this
  Article 15.

  15.1.7 Other Documents, if any, forming part of the Contract Documents are as follows:

  (that bidding requirements such as advertisement or invitation to bid, Instructions to Bidders, sample forms and the Contractor's bid are not part of the Contract Documents unless enumerated in this Agreement. They should be issued here only if intended to be part of the Contract Documents)

  (i)      Bid Documents annexed hereto as Schedule 15.1.7, but only for the
   -------------------------------------------------------------------------
  purpose of Paragraph 3.1 of the General Condition as supplemented by the
  ------------------------------------------------------------------------
  Supplementary Conditions thereto described in Paragraph 15.1.3(i) of this
  -------------------------------------------------------------------------
  Agreement.
  ----------
  (ii)     Supplementary Information, Vol. I, as issued July 2, 1999
  ------------------------------------------------------------------
  (iii)    Supplementary Information, Vol. II, as issued July 2, 1999
  -------------------------------------------------------------------
  (iv)     Supplementary Information, Vol. III, as issued July 2, 1999
  --------------------------------------------------------------------

ARTICLE 16 INSURANCE AND BONDS
  (List required limits of liability for insurance and bonds AIA Document A201-1997 gives other specific requirements for insurance and bonds)


This Agreement in entered into as of the day and year first written above and executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.

See signatures on the attached page
-----------------------------------


-----------------------------          -----------------------------------
     OWNER (Signature)                 CONTRACTOR (Signature)



-----------------------------          -----------------------------------
  (Printed name and title)             (Printed name and title)












-----------------------------------------------------------------------------
AIA DOCUMENT A111 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292 WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A111-1997
                    User Document: QNOV - 7/30/1999.  AIA License Number 111213,
                                            which expires on 11/30/99 - Page #11

"OWNER"                             "CONTRACTOR"

HOLLYWOOD CASINO SHREVEPORT         BROADMOOR ANDERSON


BY:  HCS I, INC., its managing      BY:  ROY ANDERSON CORP.
     general partner                     its venturer



     BY:  /s/ Jack E. Pratt              BY: /s/ Roy Anderson, III
        -----------------------             ---------------------------
     ITS: Chairman and Chief                 Roy Anderson, III
         ----------------------              its President
          Executive Officer



                                    BY:  BROADMOOR,  its venturer


                                         BY: /s/ John Stewart
                                            -----------------------------
                                             John Stewart  its President

                                  EXHIBIT "A"

                             Pavilion/Hotel Parcel


1. A parcel of land containing 91,703.0198 square feet, more or less, located East of Clyde E. Fant Memorial Parkway, as recorded in Book 2100, pages 279 and 329, records of Caddo Parish, Louisiana, south of the Easterly extension of Fannin Street, as recorded in Book 50, page 537, Caddo Parish, Louisiana, North of the Texas Street Bridge and West of the Ordinary High Water Stage of Red River, being more particularly described as follows:

          From an "x" cut in concrete at the point of intersection of the east right-of-way line of said Clyde E. Fant Parkway and the Easterly extension of the centerline of said Fannin Street; run South 39 (degree) 38'37" East, along said east right-of-way, a distance of
          422.28 feet, to the point of beginning (P.O.B.) of the parcel herein described; run North 50 (degree) 27'16" East, along a line common to the Shoreside Complex Parcel and the Development Parcel, a distance of
          281.02 feet, to the point of intersection with the 155.50 foot contour meander line of Red River, as of 7:15 a.m., December 13, 1996; run thence South 40 (degree) 29'46" East, along said meander line, a distance of 27.16 feet; run thence South 44 (degree) 08'00" East, along said meander line, a distance of 44.13 feet; run thence South 39 (degree) 47'11" East, along said meander line, a distance of 54.80 feet; run thence South 43 (degree) 29'22" East, along said meander line, a distance of 39.06 feet; run thence South 43 (degree) 13'45" East, along said meander line, a distance of 50.39 feet; run thence South 45 (degree) 20'03" East, along said meander line, a distance of
          55.14 feet; run thence South 51 (degree) 11'22" East, along said meander line, a distance of 47.26 feet, to the point of intersection with the north right-of-way line of the Texas Street Bridge; run thence South 50 (degree) 21'23" West, along said right-of-way line, a distance of 307.47 feet, to the point of intersection with the said east right-of-way line of the Clyde E. Fant Memorial Parkway; run thence North 39 (degree) 38'37" West, along said right-of-way line, a distance of 316.72 feet, to the point of beginning

2. "And that certain strip of land bounded on the west by the Pavilion/Hotel Parcel, a line connecting the southeasterly comer of the Pavilion/Hotel Parcel with the northwesterly corner of the Expansion Parcel, and the Expansion Parcel;
     on the east by the ordinary low water stage of the Red
     River; on the North by an easterly extension of the north boundary line of the Pavilion/Hotel Parcel to the Red River;
     and on the south by an easterly extension of the south boundary line of the Expansion Parcel to the Red River; it being intended by Lessor and Lessee to include in this Lease all property owned by the City of Shreveport lying between the Hotel/Pavilion and Expansion Parcels and the point at which state ownership of the bed of the Red River begins."

                               Expansion Parcel


A parcel of land containing 72,850.0384 square feet, more or less, bounded on the West by the East right-of-way line of Clyde E. Fant Memorial Parkway, on the North by the South right-of-way line of Texas Street Bridge, on the East by the west 155.50 foot contour meander line of Red River and on the South by the north face of the Barnwell Center building, being more particularly described as follows:

     From the point of intersection of the south right-of-way line of the Texas Street Bridge, as recorded in book 50, page 537 and book 150, page 129, records of Caddo Parish, Louisiana and the east right-of-way line of the Clyde E. Fant Memorial Parkway, as recorded in book 2100, pages 329 through 335, records of Caddo Parish, Louisiana, said point being the point of beginning (P.O.B.), run North 50 (degree) 21'23" East, along said South right-of-way line, being 50.00 feet South of and parallel to the centerline of said Texas Street Bridge, a distance of 306.25 feet, to the point of intersection with the 155.50 foot, contour meander line of Red River, as of 7:15 am., December 13, 1996; run thence South 38 (degree) 41'30" East, along said meander line, a distance of 88.90 feet; run thence South 35 (degree) 15'54" East, along said meander line, a distance of 153.31 feet; run thence south 50 (degree) 21'23" West, a distance of 293.07 feet, to the point of intersection with the East right-of-way line, of said Clyde E. Fant Memorial Parkway, run thence North 39 (degree) 38'37" West, along said East right-of-way line a distance of 241.75 feet, to the point of beginning.

                              North Parking Parcel


A parcel of land containing 90,636.8985 square feet, more or less, bounded on the North by the face of the Expo Hall building, on the East by the West right-of-way line of the Clyde E. Fant Memorial Parkway, on the South by the North right-of-way line of the Texas Street Bridge and on the West by the East right-of-way line of Commerce Street, being more particularly described as follows:

     From the point of intersection of the North right-of-way line of the Texas Street Bridge, and the East right-of-way line of Commerce Street, as recorded in book 50, page 537 and book 150, page 129, records of Caddo Parish, Louisiana, said point being the point of beginning (P.O.B.), run North 39 (degree) 38'37" West, along said East right-of-way line of Commerce Street, being 66.00 feet East of and parallel to the centerline of said Commerce Street, a distance of 230.01 feet; run thence North 50 (degree) 21'23" East, a distance of 394.05 feet, to the point of intersection with the West right-of-way line of Clyde E. Fant Memorial Parkway, as recorded in book 2100, page 329 through 335, records of Caddo Parish, Louisiana; run thence South 39 (degree) 38'37" East, along said right-of-way line, a distance of 230.01 feet, to the point of intersection with the North right-of-way line of the said Texas Street Bridge; run thence South 50 (degree) 21'23" West, along said North right-of-way line, being 50.00 feet, North of and parallel to the centerline of said Texas Street Bridge a distance of 394.05 feet, to the point of beginning.

                              South Parking Parcel

A parcel of land containing 122,895.9879 square feet, more or less, being bound on the West by Commerce Street, on the North by Texas Street Bridge, on the East by Clyde E. Fant Memorial Parkway and on the South by Milam Street, being more particularly described as follows:

     From the point of intersection of the North right-of-way line of Milam Street and the East right-of-way line of Commerce Street, as recorded in book 50, page 537, and book 150, page 129, records of Caddo Parish, Louisiana, said point being the point of beginning (P.O.B.), run North 39 (degree) 38'37" West, along the East right-of-way line of said Commerce Street, being 66.00 feet, East of and parallel to the centerline of said Commerce Street, a distance of 320.00 feet, to the point of intersection of the South right-of-way line of the Texas Street Bridge, as recorded in book 50, page 537 and book 150, page 129, records of Caddo Parish, Louisiana; run thence North 50 (degree) 21'23" East, along said right-of-way line, being 50.00 feet South of and parallel to the centerline of said Texas Street Bridge, a distance of 384.05 feet, to the point of intersection with the West right-of-way line of the Clyde E. Fant Memorial Parkway, as recorded in book 2100, pages 329 through 335, records of Caddo Parish, Louisiana; run thence South 39 (degree) 38'37" East, along the West right of-way line of said Clyde E. Fant Memorial Parkway, a distance of 320.00 feet, to the point of intersection with the North right-of-way line of Milam Street, as recorded in book 50, page 537 and book 150, page 129, records of Caddo Parish, Louisiana; run thence South 50 (degree) 21'23" West, along said right-of-way line of Milam Street, being 33.00 feet North of and parallel to the centerline of said Milam Street, a distance of
     384.05 feet, to the point of beginning.

                            Elevated Walkway Spaces
                               DESCRIPTION OF A
                         20 FOOT BY 100 FOOT AIR RIGHT
                       ACROSS TEXAS STREET BRIDGE R.O.W.
                             SHREVEPORT, LOUISIANA

                               November 16, 1998

All the air space in a 20 foot by 100 foot air right across the Texas Street Bridge right-of-way and under the bridge itself, commencing at the horizontal plane elevation 189.50 feet, M.S.L. and extending in height 17.70 feet to the horizontal plane elevation 207.20 feet, M.S.L.

From the most westerly corner of the intersection of Clyde E. Fant Memorial Parkway and Texas Street as recorded at Book 2100, Pages 279-329 of the records of Caddo Parish, Louisiana run S50 (degree) 21'23"W with the northly right-of-line of Texas Street a distance of 40.50 feet to a point in said right-of-way line, said point being the Point of Beginning (P.O.B.) of the air right herein described.
From the P.O.B. run thence S39 (degree) 38'37"E a distance of 100.00 feet to a point in the southerly right-of-way line of Texas Street, said point located S50 (degree) 21'23"W a distance of 30.50 feet from the most southerly corner of the intersection of Clyde E. Fant Memorial Parkway and Texas Street as recorded at Book 2100, Pages 279-329 of the records of Caddo Parish, Louisiana; Run thence S50 (degree) 21'23"W a distance of 20.00 feet to a point in the southerly right-of-way line of Texas Street;
Run thence N39 (degree) 38'37"W a distance of 100.00 feet to a point in the northerly right-of-way line of Texas Street;
Run thence with said northerly right-of-way line N50 (degree) 21'23"E a distance of 20.00 feet to the P.O.B.
All as per plat attached and made a part hereof.

                              Texas Street Parcel

     The property bounded by the Red River on one side, the North Parking Parcel and South Parking Parcel on another side, Commerce Street on another side and the Pavilion/Hotel Parcel and Expansion Parcel on another side.

                              [PLAT MAP OMITTED]

              General Conditions of the Contract for Construction

                            AIA Document A201 - 1997
                        1997 Edition - Electronic Format

--------------------------------------------------------------------------------

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401.

This document has been approved and endorsed by The Associated General Contractors of America.

Copyright 1911, 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967,
1970, 1976, 1987, (C)1997 by The American Institute of Architects. Fifteenth Edition. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.

--------------------------------------------------------------------------------

  TABLE OF ARTICLES

  1.  GENERAL PROVISIONS

  2.  OWNER

  3.  CONTRACTOR

  4.  ADMINISTRATION OF THE CONTRACT

  5.  SUBCONTRACTORS

  6.  CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS

  7.  CHANGES IN THE WORK

  8.  TIME

  9.  PAYMENTS AND COMPLETION

  10.  PROTECTION OF PERSONS AND PROPERTY

  11.  INSURANCE AND BONDS

  12.  UNCOVERING AND CORRECTION OF WORK

  13.  MISCELLANEOUS PROVISIONS

  14.  TERMINATION OR SUSPENSION OF THE CONTRACT

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
                AIA License Number 108391, which expires on 4/6/2000  -- Page #1

INDEX
Acceptance of Nonconforming Work
  9.6.6, 9.9.3, 12.3
Acceptance of Work
  9.6.6, 9.8.2, 9.9.3, 9.10.1, 9.10.3, 12.3
Access to Work
  3.16, 6.2.1, 12.1
Accident Prevention
  4.2.3, 10
Acts and Omissions
  3.2, 3.3.2, 3.12.8, 3.18, 4.2.3, 4.3.8, 4.4.1, 8.3.1, 9.5.1, 10.2.5, 13.4.2,
  13.7, 14.1
Addenda
  1.1.1, 3.11
Additional Costs, Claims for
  4.3.4, 4.3.5, 4.3.6, 6.1.1, 10.3
Additional Inspections and Testing
  9.8.3, 12.2.1, 13.5
Additional Time, Claims for
  4.3.4, 4.3.7, 8.3.2
ADMINISTRATION OF THE CONTRACT
  3.1.3, 4, 9.4, 9.5
Advertisement or Invitation to Bid
  1.1.1
Aesthetic Effect
  4.2.13, 4.5.1
Allowances
  3.8
All-risk Insurance
  11.4.1.1
Applications for Payment
  4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10, 11.1.3, 14.2.4,
  14.4.3
Approvals
  2.4, 3.1.3, 3.5, 3.10.2, 3.12, 4.2.7, 9.3.2, 13.4.2, 13.5
Arbitration
  4.3.3, 4.4, 4.5.1, 4.5.2, 4.6, 8.3.1, 9.7.1, 11.4.9, 11.4.10
Architect
  4.1
Architect, Definition of
  4.1.1
Architect, Extent of Authority
  2.4, 3.12.7, 4.2, 4.3.6, 4.4, 5.2, 6.3, 7.1.2, 7.3.6, 7.4, 9.2, 9.3.1, 9.4,
  9.5, 9.8.3, 9.10.1, 9.10.3, 12.1, 12.2.1, 13.5.1, 13.5.2, 14.2.2, 14.2.4
Architect, Limitations of Authority and Responsibility
  2.1.1, 3.3.3, 3.12.4, 3.12.8, 3.12.10, 4.1.2, 4.2.1, 4.2.2, 4.2.3, 4.2.6,
  4.2.7, 4.2.10, 4.2.12, 4.2.13, 4.4, 5.2.1, 7.4, 9.4.2, 9.6.4, 9.6.6
Architect's Additional Services and Expenses
  2.4, 11.4.1.1, 12.2.1, 13.5.2, 13.5.3, 14.2.4
Architect's Administration of the Contract
  3.1.3, 4.2, 4.3.4, 4.4, 9.4, 9.5
Architect's Approvals
  2.4, 3.1.3, 3.5.1, 3.10.2, 4.2.7
Architect's Authority to Reject Work
  3.5.1, 4.2.6, 12.1.2, 12.2.1
Architect's Copyright
  1.6
Architect's Decisions
  4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3,
  7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2,
  14.2.4
Architect's Inspections
  4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 13.5
Architect's Instructions
  3.2.3, 3.3.1, 4.2.6, 4.2.7, 4.2.8, 7.4.1, 12.1, 13.5.2
Architect's Interpretations
  4.2.11, 4.2.12, 4.3.6
Architect's Project Representative
  4.2.10
Architect's Relationship with Contractor
  1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10,
  3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2, 7,
  8.3.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12,
  13.4.2, 13.5
Architect's Relationship with Subcontractors
  1.1.2, 4.2.3, 4.2.4, 4.2.6, 9.6.3, 9.6.4, 11.4.7
Architect's Representations
  9.4.2, 9.5.1, 9.10.1
Architect's Site Visits
  4.2.2, 4.2.5, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
Asbestos
  10.3.1
Attorneys' Fees
  3.18.1, 9.10.2, 10.3.3
Award of Separate Contracts
  6.1.1, 6.1.2
Award of Subcontracts and Other Contracts for Portions of the Work
  5.2
Basic Definitions
  1.1
Bidding Requirements
  1.1.1, 1.1.7, 5.2.1, 11.5.1
Boiler and Machinery Insurance
  11.4.2
Bonds, Lien
  9.10.2
Bonds, Performance, and Payment
  7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Building Permit
  3.7.1
Capitalization
  1.3
Certificate of Substantial Completion
  9.8.3, 9.8.4, 9.8.5

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
                AIA License Number 108391, which expires on 4/6/2000  -- Page #2

Certificates for Payment
  4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7,
  14.1.1.3, 14.2.4
Certificates of Inspection, Testing or Approval
  13.5.4
Certificates of Insurance
  9.10.2, 11.1.3
Change Orders
  1.1.1, 2.4.1, 3.4.2, 3.8.2.3, 3.11.1, 3.12.8, 4.2.8, 4.3.4, 4.3.9, 5.2.3, 7.1,
  7.3, 8.3.1, 9.3.1.1, 9.10.3, 11.4.1.2, 11.4.4, 11.4.9, 12.1.2
Change Orders, Definition of
  7.2.1
CHANGES IN THE WORK
  3.11, 4.2.8, 7, 8.3.1, 9.3.1.1, 11.4.9
Claim, Definition of
  4.3.1
Claims and Disputes
  3.2.3, 4.3, 4.4, 4.5, 4.6, 6.1.1, 6.3, 7.3.8, 9.3.3, 9.10.4, 10.3.3
Claims and Timely Assertion of Claims
  4.6.5
Claims for Additional Cost
  3.2.3, 4.3.4, 4.3.5, 4.3.6, 6.1.1, 7.3.8, 10.3.2
Claims for Additional Time
  3.2.3, 4.3.4, 4.3.7, 6.1.1, 8.3.2, 10.3.2
Claims for Concealed or Unknown Conditions
  4.3.4
Claims for Damages
  3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5,
  11.4.7, 14.1.3, 14.2.4
Claims Subject to Arbitration
  4.4.1, 4.5.1, 4.6.1
Cleaning Up
  3.15, 6.3
Commencement of Statutory Limitation Period
  13.7
Commencement of the Work, Conditions Relating to
  2.2.1, 3.2.1, 3.4.1, 3.7.1, 3.10.1, 3.12.6, 4.3.5, 5.2.1, 5.2.3, 6.2.2, 8.1.2,
  8.2.2, 8.3.1, 11.1, 11.4.1, 11.4.6, 11.5.1
Commencement of the Work, Definition of
  8.1.2
Communications Facilitating Contract Administration
  3.9.1, 4.2.4
Completion, Conditions Relating to
  1.6.1, 3.4.1, 3.11, 3.15, 4.2.2, 4.2.9, 8.2, 9.4.2, 9.8, 9.9.1, 9.10, 12.2,
  13.7, 14.1.2
COMPLETION, PAYMENTS AND
  9
Completion, Substantial
  4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2
Compliance with Laws
  1.6.1, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6.4, 4.6.6, 9.6.4,
  10.2.2, 11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14.1.1, 14.2.1.3
Concealed or Unknown Conditions
  4.3.4, 8.3.1, 10.3
Conditions of the Contract
  1.1.1, 1.1.7, 6.1.1, 6.1.4
Consent, Written
  1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1, 9.10.2,
  9.10.3, 11.4.1, 13.2, 13.4.2
CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS
  1.1.4, 6
Construction Change Directive, Definition of
  7.3.1
Construction Change Directives
  1.1.1, 3.12.8, 4.2.8, 4.3.9, 7.1, 7.3, 9.3.1.1
Construction Schedules, Contractor's
  1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Contingent Assignment of Subcontracts
  5.4, 14.2.2.2
Continuing Contract Performance
  4.3.3
Contract, Definition of
  1.1.2
CONTRACT, TERMINATION OR SUSPENSION OF THE
  5.4.1.1, 11.4.9, 14
Contract Administration
  3.1.3, 4, 9.4, 9.5
Contract Award and Execution, Conditions Relating to
  3.7.1, 3.10, 5.2, 6.1, 11.1.3, 11.4.6, 11.5.1
Contract Documents, The
  1.1, 1.2
Contract Documents, Copies Furnished and Use of
  1.6, 2.2.5, 5.3
Contract Documents, Definition of
  1.1.1
Contract Sum
  3.8, 4.3.4, 4.3.5, 4.4.5, 5.2.3, 7.2, 7.3, 9.1, 9.4.2, 9.5.1.4, 9.6.7, 9.7,
  10.3.2, 11.4.1, 14.2.4, 14.3.2
Contract Sum, Definition of
  9.1
Contract Time
  4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1.3, 7.3, 7.4, 8.1.1, 8.2, 8.3.1, 9.5.1, 9.7,
  10.3.2, 12.1.1, 14.3.2
Contract Time, Definition of
  8.1.1
CONTRACTOR
  3
Contractor, Definition of
  3.1, 6.1.2
Contractor's Construction Schedules
  1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3


--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
                AIA License Number 108391, which expires on 4/6/2000  -- Page #3

Contractor's Employees
  3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7,
  14.1, 14.2.1.1
Contractor's Liability Insurance
  11.1
Contractor's Relationship with Separate Contractors and Owner's Forces
  3.12.5, 3.14.2, 4.2.4, 6, 11.4.7, 12.1.2, 12.2.4
Contractor's Relationship with Subcontractors
  1.2.2, 3.3.2, 3.18.1, 3.18.2, 5, 9.6.2, 9.6.7, 9.10.2, 11.4.1.2, 11.4.7,
  11.4.8
Contractor's Relationship with the Architect

  1.1.2, 1.6, 3.1.3, 3.2.1, 3.2.2, 3.2.3, 3.3.1, 3.4.2, 3.5.1, 3.7.3, 3.10,
  3.11, 3.12, 3.16, 3.18, 4.1.2, 4.1.3, 4.2, 4.3.4, 4.4.1, 4.4.7, 5.2, 6.2.2, 7,
  8.3.1, 9.2, 9.3, 9.4, .5, 9.7, 9.8, 9.9, 10.2.6, 10.3, 11.3, 11.4.7, 12,
  13.4.2, 13.5

Contractor's Representations
  1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.8.2
Contractor's Responsibility for Those Performing the Work
  3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10
Contractor's Review of Contract Documents
  1.5.2, 3.2, 3.7.3
Contractor's Right to Stop the Work
  9.7
Contractor's Right to Terminate the Contract
  4.3.10, 14.1
Contractor's Submittals
  3.10, 3.11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8.2, 9.8.3, 9.9.1,
  9.10.2, 9.10.3, 11.1.3, 11.5.2
Contractor's Superintendent
  3.9, 10.2.6
Contractor's Supervision and Construction Procedures
  1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.4,
  7.3.6, 8.2, 10, 12, 14
Contractual Liability Insurance
  11.1.1.8, 11.2, 11.3
Coordination and Correlation
  1.2, 1.5.2, 3.3.1, 3.10, 3.12.6, 6.1.3, 6.2.1
Copies Furnished of Drawings and Specifications
  1.6, 2.2.5, 3.11
Copyrights
  1.6, 3.17
Correction of Work
  2.3, 2.4, 3.7.4, 4.2.1, 9.4.2, 9.8.2, 9.8.3, 9.9.1, 12.1.2, 12.2, 13.7.1.3
Correlation and Intent of the Contract Documents
  1.2
Cost, Definition of
  7.3.6
Costs
  2.4, 3.2.3, 3.7.4, 3.8.2, 3.15.2, 4.3, 5.4.2, 6.1.1, 6.2.3, 7.3.3.3, 7.3.6,
  7.3.7, 7.3.8, 9.10.2, 10.3.2, 10.5, 11.3, 11.4, 12.1, 12.2.1, 12.2.4, 13.5, 14
Cutting and Patching
  6.2.5, 3.14
Damage to Construction of Owner or Separate Contractors
  3.14.2, 6.2.4, 9.2.1.5, 10.2.1.2, 10.2.5, 10.6, 11. 1, 11.4 12.24
Damage to the Work
  3.14.2, 9.9.1, 10.2.1.2, 10.2.5, 10.6, 11.4, 12.2.4
Damages, Claims for
  3.2.3, 3.18, 4.3.10, 6.1.1, 8.3.3, 9.5.1, 9.6.7, 10.3.3, 11.1.1, 11.4.5,
  11.4.7, 14.1.3, 14.2.4
Damages for Delay
  6.1.1, 8.3.3, 9.5.1.6, 9.7, 10.3.2
Date of Commencement of the Work, Definition of
  8.1.2
Date of Substantial Completion, Definition of
  8.1.3
Day, Definition of
  8.1.4
Decisions of the Architect
  4.2.6, 4.2.7, 4.2.11, 4.2.12, 4.2.13, 4.3.4, 4.4.1, 4.4.5, 4.4.6, 4.5, 6.3,
  7.3.6, 7.3.8, 8.1.3, 8.3.1, 9.2, 9.4, 9.5.1, 9.8.4, 9.9.1, 13.5.2, 14.2.2,
  14.2.4
Decisions to Withhold Certification
  9.4.1, 9.5, 9.7, 14.1.1.3
Defective or Nonconforming Work, Acceptance, Rejection and Correction of
  2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.5.2, 9.6.6, 9.8.2, 9.9.3, 9.10.4,
  12.2.1, 13.7.1.3
Defective Work, Definition of
  3.5.1
Definitions
  1.1, 2.1.1, 3.1, 3.5.1, 3.12.1, 3.12.2, 3.12.3, 4.1.1, 4.3.1, 5.1, 6.1.2,
  7.2.1, 7.3.1, 7.3.6, 8.1, 9.1, 9.8.1
Delays and Extensions of Time
  3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 7.5.1, 8.3,
  9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Disputes
  4.1.4, 4.3, 4.4, 4.5, 4.6, 6.3, 7.3.8
Documents and Samples at the Site
  3.11
Drawings, Definition of
  1.1.5
Drawings and Specifications, Use and Ownership of
  1.1.1, 1.3, 2.2.5, 3.11, 5.3
Effective Date of Insurance
  8.2.2, 11.1.2
Emergencies
  4.3.5, 10.6, 14.1.1.2
Employees, Contractor's
  3.3.2, 3.4.3, 3.8.1, 3.9, 3.18.2, 4.2.3, 4.2.6, 10.2, 10.3, 11.1.1, 11.4.7,
  14.1, 14.2.1.1


--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
                AIA License Number 108391, which expires on 4/6/2000  -- Page #4

Equipment Labor, Materials and
  1.1.3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7,
  5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2
Execution and Progress of the Work
  1.1.3, 1.2.1, 1.2.2, 2.2.3, 2.2.5, 3.1, 3.3, 3.4, 3.5, 3.7, 3.10, 3.12, 3.14,
  4.2.2, 4.2.3, 4.3.3, 6.2.2, 7.1.3, 7.3.4, 8.2, 9.5, 9.9.1, 10.2, 10.3, 12.2,
  14.2, 14.3
Extensions of Time
  3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3, 7.4.1, 9.5.1, 9.7.1,
  10.3.2, 10.6.1, 14.3.2
Failure of Payment
  4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6
Faulty Work
  (See Defective or Nonconforming Work)
Final Completion and Final Payment
  4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11,13, 11.4.1, 11.4.5, 12.3.1, 13.7,
  14.2.4, 14.4.3
Financial Arrangements, Owner's
  2.2.1, 13.2.2, 14.1.1.5
Fire and Extended Coverage Insurance
  11.4
GENERAL PROVISIONS
  1
Governing Law
  13.1
Guarantees (See Warranty)
Hazardous Materials
  10.2.4, 10.3, 10.5
Identification of Contract Documents
  1.5.1
Identification of Subcontractors and Suppliers
  5.2.1
Indemnification
  3.17, 3.18, 9.10.2, 10.3.3, 10.5, 11.4.1.2, 11.4.7
Information and Services Required of the Owner
  2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5, 9.3.2,
  9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2, 14.1.1.4,
  14.1.4
Injury or Damage to Person or Property
  4.3.8, 10.2, 10.6
Inspections
  3.1.3, 3.3.3, 3.7.1, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.2, 9.8.3, 9.9.2, 9.10.1,
  12.2.1, 13.5
Instructions to Bidders
  1.1.1
Instructions to the Contractor
  3.2.3, 3.3.1, 3.8.1, 4.2.8, 5.2.1, 7, 12, 8.2.2, 13.5.2
Insurance
  3.18.1, 6.1.1, 7.3.6, 8.2.1, 9.3.2, 9.8.4, 9.9.1, 9.10.2, 9.10.5, 11
Insurance, Boiler and Machinery
  11.4.2
Insurance, Contractor's Liability
  11.1
Insurance, Effective Date of
  8.2.2, 11.1.2
Insurance, Loss of Use
  11.4.3
Insurance, Owner's Liability
  11.2
Insurance, Project Management Protective Liability
  11.3
Insurance, Property
  10.2.5, 11.4
Insurance, Stored Materials
  9.3.2, 11.4.1.4
INSURANCE AND BONDS
  11
Insurance Companies, Consent to Partial Occupancy
  9.9.1, 11.4.1.5
Insurance Companies, Settlement with
  11.4.10
Intent of the Contract Documents
  1.2.1, 4.2.7, 4.2.12, 4.2.13, 7.4
Interest
  13.6
Interpretation
  1.2.3, 1.4, 4.1.1, 4.3.1, 5.1, 6.1.2, 8.1.4
Interpretations, Written
  4.2.11, 4.2.12, 4.3.6
Joinder and Consolidation of Claims Required
  4.6.4
Judgment on Final Award
  4.6.6
Labor and Materials, Equipment
  1. 1. 3, 1.1.6, 3.4, 3.5.1, 3.8.2, 3.8.3, 3.12, 3.13, 3.15.1, 4.2.6, 4.2.7,
  5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4, 14.2.1.2
Labor Disputes
  8.3.1
Laws and Regulations
  1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1, 10.2.2,
  11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Liens
  2.1.2, 4.4.8, 8.2.2, 9.3.3, 9.10
Limitation on Consolidation or Joinder
  4.6.4
Limitations, Statutes of
  4.6.3, 12.2.6, 13.7
Limitations of Liability
  2.3, 3.2.1, 3.5.1, 3.7.3, 3.12.8, 3.12.10, 3.17, 3.18, 4.2.6, 4.2.7, 4.2.12,
  6.2.2, 9.4.2, 9.6.4, 9.6.7, 9.10.4, 10.3.3, 10.2.5, 11.1.2, 11.2.1, 11.4.7,
  12.2.5, 13.4.2


--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
                AIA License Number 108391, which expires on 4/6/2000  -- Page #5

Limitations of Time
  2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2.7, 4.3, 4.4,
  4.5, 4.6, 5.2, 5.3, 5.4, 6.2.4, 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5,
  9.6, 9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5, 13.7,
  14
Loss of Use Insurance
  11.4.3
Material Suppliers
  1.6, 3.12.1, 4.2.4, 4.2.6, 5.2.1, 9.3, 9.4.2, 9.6, 9.10.5
Materials, Hazardous
  10.2.4, 10.3, 10.5
Materials, Labor, Equipment and
  1.1.3, 1.1.6, 1.6.1, 3.4, 3.5.1, 3.8.2, 3.8.23, 3.12, 3.13, 3.15.1, 4.2.6,
  4.2.7, 5.2.1, 6.2.1, 7.3.6, 9.3.2, 9.3.3, 9.5.1.3, 9.10.2, 10.2.1, 10.2.4,
  14.2.1.2
Means, Methods, Techniques, Sequences and Procedures of Construction
  3.3.1, 3.12.10, 4.2.2, 4.2.7, 9.4.2
Mechanic's Lien
  4.4.8
Mediation
  4.4.1, 4.4.5, 4.4.6, 4.4.8, 4.5, 4.6.1, 4.6.2, 8.3.1, 10.5
Minor Changes in the Work
  1.1.1, 3.12.8, 4.2.8, 4.3.6, 7.1, 7.4
MISCELLANEOUS PROVISIONS
  13
Modifications, Definition of
  1.1.1
Modifications to the Contract
  1.1.1, 1.1.2, 3.7.3, 3.11, 4.1.2, 4.2.1, 5.2.3, 7, 8.3.1, 9.7, 10.3.2, 11.4.1
Mutual Responsibility
  6.2
Nonconforming Work, Acceptance of
  9.6.6, 9.9.3, 12.3
Nonconforming Work, Rejection and Correction of
  2.3, 2.4, 3.5.1, 4.2.6, 6.2.5, 9.5.1, 9.8.2, 9.9.3, 9.10.4, 12.2.1, 13.7.1.3
Notice
  2.2.1, 2.3, 2.4, 3.2.3, 3.3.1, 3.7.2, 3.7.4, 3.12.9, 4.3, 4.4.8, 4.6.5, 5.2.1,
  8.2.2, 9.7, 9.10, 10.2.2, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 13.5.1,
  13.5.2, 14.1, 14.2
Notice, Written
  2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7,
  9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14
Notice of Testing and Inspections
  13.5.1, 13.5.2
Notice to Proceed
  8.2.2
Notices, Permits, Fees and
  2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2
Observations, Contractor's
  1.5.2, 3.2, 3.7.3, 4.3.4
Occupancy
  2.2.2, 9.6.6, 9.8, 11.4.1.5
Orders, Written
  1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1
OWNER
  2
Owner, Definition of
  2.1
Owner, Information and Services Required of the
  2.1.2, 2.2, 3.2.1, 3.12.4, 3.12.10, 4.2.7, 4.3.3, 6.1.3, 6.1.4, 6.2.5, 9.3.2,
  9.6.1, 9.6.4, 9.9.2, 9.10.3, 10.3.3, 11.2, 11.4, 13.5.1, 13.5.2, 14.1.1.4,
  14.1.4
Owner's Authority
  1.6, 2.1.1, 2.3, 2.4, 3.4.2, 3.8.1, 3.12.10, 3.14.2, 4.1.2, 4.1.3, 4.2.4,
  4.2.9, 4.3.6, 4.4.7, 5.2.1, 5.2.4, 5.4.1, 6.1, 6.3, 7.2.1, 7.3.1, 8.2.2,
  8.3.1, 9.3.1, 9.3.2, 9.5.1, 9.9.1, 9.10.2, 10.3.2, 11.1.3, 11.3.1, 11.4.3,
  11.4.10, 12.2.2, 12.3.1, 13.2.2, 14.3, 14.4
Owner's Financial Capability
  2.2.1, 13.2.2, 14.1.1.5
Owner's Liability Insurance
  11.2
Owner's Loss of Use Insurance
  11.4.3
Owner's Relationship with Subcontractors
  1.1.2, 5.2, 5.3, 5.4, 9.6.4, 9.10.2, 14.2.2
Owner's Right to Carry Out the Work
  2.4, 12.2.4, 14.2.2.2
Owner's Right to Clean Up
  6.3
Owner's Right to Perform Construction and to Award Separate Contracts
  6.1
Owner's Right to Stop the Work
  2.3
Owner's Right to Suspend the Work
  14.3
Owner's Right to Terminate the Contract
  14.2
Ownership and Use of Drawings, Specifications and Other Instruments of Service
  1.1.1, 1.6, 2.2.5, 3.2.1, 3.11.1, 3.17.1, 4.2.12, 5.3
Partial Occupancy or Use
  9.6.6, 9.9, 11.4.1.5
Patching, Cutting and
  3.14, 6.2.5
Patents
  3.17
Payment, Applications for
  4.2.5, 7.3.8, 9.2, 9.3, 9.4, 9.5.1, 9.6.3, 9.7.1, 9.8.5, 9.10.1, 9.10.3,
  9.10.5, 11.1.3, 14.2.4, 14.4.3


--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
                AIA License Number 108391, which expires on 4/6/2000  -- Page #6

Payment, Certificates for
  4.2.5, 4.2.9, 9.3.3, 9.4, 9.5, 9.6.1, 9.6.6, 9.7.1, 9.10.1, 9.10.3, 13.7,
  14.1.1.3, 14.2.4
Payment, Failure of
  4.3.6, 9.5.1.3, 9.7, 9.10.2, 14.1.1.3, 14.2.1.2, 13.6
Payment, Final
  4.2.1, 4.2.9, 4.3.2, 9.8.2, 9.10, 11.1.2, 11.1.3, 11.4.1, 11.4.5, 12.3.1,
  13.7, 14.2.4, 14.4.3
Payment Bond, Performance Bond and
  7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Payments, Progress
  4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3
PAYMENTS AND COMPLETION
  9
Payments to Subcontractors
  5.4.2, 9.5.1.3, 9.6.2, 9.6.3, 9.6.4, 9.6.7, 11.4.8, 14.2.1.2
PCB
  10.3.1
Performance Bond and Payment Bond
  7.3.6.4, 9.6.7, 9.10.3, 11.4.9, 11.5
Permits, Fees and Notices
  2.2.2, 3.7, 3.13, 7.3.6.4, 10.2.2
PERSONS AND PROPERTY, PROTECTION OF
  10
Polychlorinated Biphenyl
  10.3.1
Product Data, Definition of
  3.12.2
Product Data and Samples, Shop Drawings
  3.11, 3.12, 4.2.7
Progress and Completion
  4.2.2, 4.3.3, 8.2, 9.8, 9.9.1, 14.1.4
Progress Payments
  4.3.3, 9.3, 9.6, 9.8.5, 9.10.3, 13.6, 14.2.3
Project, Definition of the
  1.1.4
Project Management Protective Liability Insurance
  11.3
Project Manual, Definition of the
  1.1.7
Project Manuals
  2.2.5
Project Representatives
  4.2.10
Property Insurance
  10.2.5, 11.4
PROTECTION OF PERSONS AND PROPERTY
  10
Regulations and Laws
  1.6, 3.2.2, 3.6, 3.7, 3.12.10, 3.13, 4.1.1, 4.4.8, 4.6, 9.6.4, 9.9.1, 10.2.2,
  11.1, 11.4, 13.1, 13.4, 13.5.1, 13.5.2, 13.6, 14
Rejection of Work
  3.5.1, 4.2.6, 12.2.1
Releases and Waivers of Liens
  9.10.2
Representations
  1.5.2, 3.5.1, 3.12.6, 6.2.2, 8.2.1, 9.3.3, 9.4.2, 9.5.1, 9.8.2, 9.10.1
Representatives
  2.1.1, 3.1.1, 3.9, 4.1.1, 4.2.1, 4.2.10, 5.1.1, 5.1.2, 13.2.1
Resolution of Claims and Disputes
  4.4, 4.5, 4.6
Responsibility for Those Performing the Work
  3.3.2, 3.18, 4.2.3, 4.3.8, 5.3.1, 6.1.3, 6.2, 6.3, 9.5.1, 10
Retainage
  9.3.1, 9.6.2, 9.8.5, 9.9.1, 9.10.2, 9.10.3
Review of Contract Documents and Field Conditions by
Contractor
  1.5.2, 3.2, 3.7.3, 3.12.7, 6.1.3
Review of Contractor's Submittals by Owner and Architect
  3.10.1, 3.10.2, 3.11, 3.12, 4.2, 5.2, 6.1.3, 9.2, 9.8.2
Review of Shop Drawings, Product Data and Samples by
Contractor
  3.12
Rights and Remedies
  1.1.2, 2.3, 2.4, 3.5.1, 3.15.2, 4.2.6, 4.3.4, 4.5, 4.6, 5.3, 5.4, 6.1, 6.3,
  7.3.1, 8.3, 9.5.1, 9.7, 10.2.5, 10.3, 12.2.2, 12.2.4, 13.4, 14
Royalties, Patents and Copyrights
  3.17
Rules and Notices for Arbitration
  4.6.2
Safety of Persons and Property
  10.2, 10.6
Safety Precautions and Programs
  3.3.1, 4.2.2, 4.2.7, 5.3.1, 10.1, 10.2, 10.6
Samples, Definition of
  3.12.3
Samples, Shop Drawings, Product Data and
  3.11, 3.12, 4.2.7
Samples at the Site, Documents and
  3.11
Schedule of Values
  9.2, 9.3.1
Schedules, Construction
  1.4.1.2, 3.10, 3.12.1, 3.12.2, 4.3.7.2, 6.1.3
Separate Contracts and Contractors
  1.1.4, 3.12.5, 3.14.2, 4.2.4, 4.2.7, 4.6.4, 6, 8.3.1, 11.4.7, 12.1.2, 12.2.5
Shop Drawings, Definition of
  3.12.1
Shop Drawings, Product Data and Samples
  3.11, 3.12, 4.2.7
Site, Use of
  3.13, 6.1.1, 6.2.1
Site Inspections
  1.2.2, 3.2.1, 3.3.3, 3.7.1, 4.2, 4.3.4, 9.4.2, 9.10.1, 13.5


--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
                AIA License Number 108391, which expires on 4/6/2000  -- Page #7

Site Visits, Architect's
  4.2.2, 4.2.9, 4.3.4, 9.4.2, 9.5.1, 9.9.2, 9.10.1, 13.5
Special Inspections and Testing
  4.2.6, 12.2.1, 13.5
Specifications, Definition of the
  1.1.6
Specifications, The
  1.1.1, 1.1.6, 1.1.7, 1.2.2, 1.6, 3.11, 3.12.10, 3.17
Statute of Limitations
  4.6.3, 12.2.6, 13.7
Stopping the Work
  2.3, 4.3.6, 9.7, 10.3, 14.1
Stored Materials
  6.2.1, 9.3.2, 10.2.1.2, 10.2.4, 11.4.1.4
Subcontractor, Definition of
  5.1.1
SUBCONTRACTORS
  5
Subcontractors, Work by
  1.2.2, 3.3.2, 3.12.1, 4.2.3, 5.2.3, 5.3, 5.4, 9.3.1.2, 9.6.7
Subcontractual Relations
  5.3, 5.4, 9.3.1.2, 9.6, 9.10 10.2.1, 11.4.7, 11.4.8, 14.1, 14.2.1, 14.3.2
Submittals
  1.6, 3.10, 3,11, 3.12, 4.2.7, 5.2.1, 5.2.3, 7.3.6, 9.2, 9.3, 9.8, 9.9.1,
  9.10.2, 9.10.3, 11.1.3
Subrogation, Waivers of
  6.1.1, 11.4.5, 11.4.7
Substantial Completion
  4.2.9, 8.1.1, 8.1.3, 8.2.3, 9.4.2, 9.8, 9.9.1, 9.10.3, 9.10.4.2, 12.2, 13.7
Substantial Completion, Definition of
  9.8.1
Substitution of Subcontractors
  5.2.3, 5.2.4
Substitution of Architect
  4.1.3
Substitutions of Materials
  3.4.2, 3.5.1, 7.3.7
Sub-subcontractor, Definition of
  5.1.2
Subsurface Conditions
  4.3.4
Successors and Assigns
  13.2
Superintendent
  3.9, 10.2.6
Supervision and Construction Procedures
  1.2.2, 3.3, 3.4, 3.12.10, 4.2.2, 4.2.7, 4.3.3, 6.1.3, 6.2.4, 7.1.3, 7.3.6,
  8.2, 8.3.1, 9.4.2, 10, 12, 14
Surety
  4.4.7, 5.4.1.2, 9.8.5, 9.10.2, 9.10.3, 14.2.2
Surety, Consent of
  9.10.2, 9.10.3
Surveys
  2.2.3
Suspension by the Owner for Convenience
  14.4
Suspension of the Work
  5.4.2, 14.3
Suspension or Termination of the Contract
  4.3.6, 5.4.1.1, 11.4.9, 14
Taxes
  3.6, 3.8.2.1, 7.3.6.4
Termination by the Contractor
  4.3.10, 14.1
Termination by the Owner for Cause
  4.3.10, 5.4.1.1, 14.2
Termination of the Architect
  4.1.3
Termination of the Contractor
  14.2.2
TERMINATION OR SUSPENSION OF THE CONTRACT
  14
Tests and Inspections
  3.1.3, 3.3.3, 4.2.2, 4.2.6, 4.2.9, 9.4.2, 9.8.3, 9.9.2, 9.10.1, 10.3.2,
  11.4.1.1, 12.2.1, 13.5
TIME
  8
Time, Delays and Extensions of
  3.2.3, 4.3.1, 4.3.4, 4.3.7, 4.4.5, 5.2.3, 7.2.1, 7.3.1, 7.4.1, 7.5.1, 8.3,
  9.5.1, 9.7.1, 10.3.2, 10.6.1, 14.3.2
Time Limits
  2.1.2, 2.2, 2.4, 3.2.1, 3.7.3, 3.10, 3.11, 3.12.5, 3.15.1, 4.2, 4.3, 4.4, 4.5,
  4.6, 5.2, 5.3, 5.4, 6.2.4i 7.3, 7.4, 8.2, 9.2, 9.3.1, 9.3.3, 9.4.1, 9.5, 9.6,
  9.7, 9.8, 9.9, 9.10, 11.1.3, 11.4.1.5, 11.4.6, 11.4.10, 12.2, 13.5, 13.7, 14
Time Limits on Claims
  4.3.2, 4.3.4, 4.3.8, 4.4, 4.5, 4.6
Title to Work
  9.3.2, 9.3.3
UNCOVERING AND CORRECTION OF WORK
  12
Uncovering of Work
  12.1
Unforeseen Conditions
  4.3.4, 8.3.1, 10.3
Unit Prices
  4.3.9, 7.3.3.2
Use of Documents
  1.1.1, 1.6, 2.2.5, 3.12.6, 5.3
Use of Site
  3.13, 6.1.1, 6.2.1
Values, Schedule of
  9.2, 9.3.1
Waiver of Claims by the Architect
  13.4.2


--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
                AIA License Number 108391, which expires on 4/6/2000  -- Page #8

Waiver of Claims by the Contractor
  4.3.10, 9.10.5, 11.4.7, 13.4.2
Waiver of Claims by the Owner
  4.3.10, 9.9.3, 9.10.3, 9.10.4, 11.4.3, 11.4.5, 11.4.7, 12.2.2.1, 13.4.2,
  14.2.4
Waiver of Consequential Damages
  4.3.10, 14.2.4
Waiver of Liens
  9.10.2, 9.10.4
Waivers of Subrogation
  6.1.1, 11.4.5, 11.4.7
Warranty
  3.5, 4.2.9, 4.3.5.3, 9.3.3, 9.8.4, 9.9.1, 9.10.4, 12.2.2, 13.7.1.3
Weather Delays
  4.3.7.2
Work, Definition of
  1.1.3
Written Consent
  1.6, 3.4.2, 3.12.8, 3.14.2, 4.1.2, 4.3.4, 4.6.4, 9.3.2, 9.8.5, 9.9.1, 9.10.2,
  9.10.3, 11.4.1, 13.2, 13.4.2
Written Interpretations
  4.2.11, 4.2.12, 4.3.6
Written Notice
  2.3, 2.4, 3.3.1, 3.9, 3.12.9, 3.12.10, 4.3, 4.4.8, 4.6.5, 5.2.1, 8.2.2, 9.7,
  9.10, 10.2.2, 10.3, 11.1.3, 11.4.6, 12.2.2, 12.2.4, 13.3, 14
Written Orders
  1.1.1, 2.3, 3.9, 4.3.6, 7, 8.2.2, 11.4.9, 12.1, 12.2, 13.5.2, 14.3.1


 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
                AIA License Number 108391, which expires on 4/6/2000  -- Page #9

ARTICLE 1 GENERAL PROVISIONS
  1.1  BASIC DEFINITIONS
  1.1.1  THE CONTRACT DOCUMENTS
  The Contract Documents consist of the Agreement between Owner and Contractor (hereinafter the Agreement), Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of the Contract, other documents listed in the Agreement and Modifications issued after execution of the Contract. A Modification is
  (1) a written amendment to the Contract signed by both parties, (2) a Change Order, (3) a Construction Change Directive or (4) a written order for a minor change in the Work issued by the Architect. Unless specifically enumerated in the Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Contractor's bid or portions of Addenda relating to bidding requirements).

  1.1.2  THE CONTRACT
  The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (1) between the Architect and Contractor, (2) between the Owner and a Subcontractor or Sub-subcontractor, (3) between the Owner and Architect or (4) between any persons or entities other than the Owner and Contractor. The Architect shall, however, be entitled to performance and enforcement of obligations under the Contract intended to facilitate performance of the Architect's duties.

  1.1.3  THE WORK
  The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Contractor to fulfill the Contractor's obligations. The Work may constitute the whole or a part of the Project.

  1.1.4  THE PROJECT
  The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner or by separate contractors.

  1.1.5  THE DRAWINGS
  The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

  1.1.6  THE SPECIFICATIONS
  The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services.

  1.1.7  THE PROJECT MANUAL
  The Project Manual is a volume assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

  1.2  CORRELATION AND INTENT OF THE CONTRACT DOCUMENTS
  1.2.1 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Contractor. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Contractor shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the indicated results.

  1.2.2 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Contractor in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

  1.2.3 Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.


--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #10

  1.3  CAPITALIZATION
  1.3.1  Terms capitalized in these General Conditions include those which are
  (1) specifically defined, (2) the titles of numbered articles and identified references to Paragraphs, Subparagraphs and Clauses in the document or (3) the titles of other documents published by the American Institute of Architects.

  1.4  INTERPRETATION
  1.4.1 In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

  1.5  EXECUTION OF CONTRACT DOCUMENTS
  1.5.1 The Contract Documents shall be signed by the Owner and Contractor. If either the Owner or Contractor or both do not sign all the Contract Documents, the Architect shall identify such unsigned Documents upon request.

  1.5.2 Execution of the Contract by the Contractor is a representation that the Contractor has visited the site, become generally familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents.

  1.6 OWNERSHIP AND USE OF DRAWINGS, SPECIFICATIONS AND OTHER INSTRUMENTS OF SERVICE
  1.6.1 The Drawings, Specifications and other documents, including those in electronic form, prepared by the Architect and the Architect's consultants are Instruments of Service through which the Work to be executed by the Contractor is described. The Contractor may retain one record set. Neither the Contractor nor any Subcontractor, Sub-subcontractor or material or equipment supplier shall own or claim a copyright in the Drawings, Specifications and other documents prepared by the Architect or the Architect's consultants, and unless otherwise indicated the Architect and the Architect's consultants shall be deemed the authors of them and will retain all common law, statutory and other reserved rights, in addition to the copyrights. All copies of Instruments of Service, except the Contractor's record set, shall be returned or suitably accounted for to the Architect, on request, upon completion of the Work. The Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants, and copies thereof furnished to the Contractor, are for use solely with respect to this Project. They are not to be used by the Contractor or any Subcontractor, Sub-subcontractor or material or equipment supplier on other projects or for additions to this Project outside the scope of the Work without the specific written consent of the Owner, Architect and the Architect's consultants. The Contractor, Subcontractors, Sub-subcontractors and material or equipment suppliers are authorized to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants appropriate to and for use in the execution of their Work under the Contract Documents. All copies made under this authorization shall bear the statutory copyright notice, if any, shown on the Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants. Submittal or distribution to meet official regulatory requirements or for other purposes in connection with this Project is not to be construed as publication in derogation of the Architect's or Architect's consultants' copyrights or other reserved rights.

ARTICLE 2 OWNER
  2.1  GENERAL
  2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all matters requiring the Owner's approval or authorization. Except as otherwise provided in Subparagraph 4.2.1, the Architect does not have such authority. The term "Owner" means the Owner or the Owner's authorized representative.

  2.1.2 The Owner shall furnish to the Contractor within fifteen days after receipt of a written request, information necessary and relevant for the Contractor to evaluate, give notice of or enforce mechanic's lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner's interest therein.

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #11

  2.2  INFORMATION AND SERVICES REQUIRED OF THE OWNER
  2.2.1 The Owner shall, at the written request of the Contractor, prior to commencement of the Work and thereafter, furnish to the Contractor reasonable evidence that financial arrangements have been made to fulfill the Owner's obligations under the Contract. Furnishing of such evidence shall be a condition precedent to commencement or continuation of the Work. After such evidence has been furnished, the Owner shall not materially vary such financial arrangements without prior notice to the Contractor.

  2.2.2 Except for permits and fees, including those required under Subparagraph 3.7.1, which are the responsibility of the Contractor under the Contract Documents, the Owner shall secure and pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities.

  2.2.3 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site. The Contractor shall be entitled to rely on the accuracy of information furnished by the Owner but shall exercise proper precautions relating to the safe performance of the Work.

  2.2.4 Information or services required of the Owner by the Contract Documents shall be furnished by the Owner with reasonable promptness. Any other information or services relevant to the Contractor's performance of the Work under the Owner's control shall be furnished by the Owner after receipt from the Contractor of a written request for such information or services.

  2.2.5 Unless otherwise provided in the Contract Documents, the Contractor will be furnished, free of charge, such copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

  2.3  OWNER'S RIGHT TO STOP THE WORK
  2.3.1 If the Contractor fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Paragraph 12.2 or persistently fails to carry out Work in accordance with the Contract Documents, the Owner may issue a written order to the Contractor to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity, except to the extent required by Subparagraph 6.1.3.

  2.4  OWNER'S RIGHT TO CARRY OUT THE WORK
  2.4.1 If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may after such seven-day period give the Contractor a second written notice to correct such deficiencies within a three-day period. If the Contractor within such three-day period after receipt of such second notice fails to commence and continue to correct any deficiencies, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Contractor the reasonable cost of correcting such deficiencies, including Owner's expenses and compensation for the Architect's additional services made necessary by such default, neglect or failure. Such action by the Owner and amounts charged to the Contractor are both subject to prior approval of the Architect. If payments then or thereafter due the Contractor are not sufficient to cover such amounts, the Contractor shall pay the difference to the Owner.

ARTICLE 3 CONTRACTOR
  3.1  GENERAL
  3.1.1 The Contractor is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Contractor" means the Contractor or the Contractor's authorized representative.

  3.1.2 The Contractor shall perform the Work in accordance with the Contract Documents.

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #12

  3.1.3 The Contractor shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect in the Architects administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Contractor.

  3.2  REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONTRACTOR
  3.2.1 Since the Contract Documents are complementary, before starting each portion of the Work, the Contractor shall carefully study and compare the various Drawings and other Contract Documents relative to that portion of the Work, as well as the information furnished by the Owner pursuant to Subparagraph 2.2.3, shall take field measurements of any existing conditions related to that portion of the Work and shall observe any conditions at the site affecting it. These obligations are for the purpose of facilitating construction by the Contractor and are not for the purpose of discovering errors, omissions, or inconsistencies in the Contract Documents; however, any errors, inconsistencies or omissions discovered by the Contractor shall be reported promptly to the Architect as a request for information in such form as the Architect may require.

  3.2.2 Any design errors or omissions noted by the Contractor during this review shall be reported promptly to the Architect, but it is recognized that the Contractor's review is made in the Contractor's capacity as a contractor and not as a licensed design professional unless otherwise specifically provided in the Contract Documents. The Contractor is not required to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations, but any nonconformity discovered by or made known to the Contractor shall be reported promptly to the Architect.

  3.2.3 If the Contractor believes that additional cost or time is involved because of clarifications or instructions issued by the Architect in response to the Contractor's notices or requests for information pursuant to Subparagraphs 3.2.1 and 3.2.2, the Contractor shall make Claims as provided in Subparagraphs 4.3.6 and 4.3.7. If the Contractor fails to perform the obligations of Subparagraphs 3.2.1 and 3.2.2, the Contractor shall pay such costs and damages to the Owner as would have been avoided if the Contractor had performed such obligations. The Contractor shall not be liable to the Owner or Architect for damages resulting from errors, inconsistencies or omissions in the Contract Documents or for differences between field measurements or conditions and the Contract Documents unless the Contractor recognized such error, inconsistency, omission or difference and knowingly failed to report it to the Architect.

  3.3  SUPERVISION AND CONSTRUCTION PROCEDURES
  3.3.1 The Contractor shall supervise and direct the Work, using the Contractor's best skill and attention. The Contractor shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, unless the Contract Documents give other specific instructions concerning these matters. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Contractor shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Contractor determines that such means, methods, techniques, sequences or procedures may not be safe, the Contractor shall give timely written notice to the Owner and Architect and shall not proceed with that portion of the Work without further written instructions from the Architect. If the Contractor is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Contractor, the Owner shall be solely responsible for any resulting loss or damage.

  3.3.2 The Contractor shall be responsible to the Owner for acts and omissions of the Contractor's employees, Subcontractors and their agents and employees, and other persons or entities performing portions of the Work for or on behalf of the Contractor or any of its Subcontractors.

  3.3.3 The Contractor shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.

  3.4  LABOR AND MATERIALS
  3.4.1 Unless otherwise provided in the Contract Documents, the Contractor shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #13

  3.4.2 The Contractor may make substitutions only with the consent of the Owner, after evaluation by the Architect and in accordance with a Change Order.

  3.4.3 The Contractor shall enforce strict discipline and good order among the Contractor's employees and other persons carrying out the Contract. The Contractor shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

  3.5  WARRANTY
  3.5.1 The Contractor warrants to the Owner and Architect that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform to the requirements of the Contract Documents.
  Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Contractor's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Contractor, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Architect, the Contractor shall furnish satisfactory evidence as to the kind and quality of materials and equipment.

  3.6  TAXES
  3.6.1 The Contractor shall pay sales, consumer, use and similar taxes for the Work provided by the Contractor which are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect.

  3.7  PERMITS, FEES AND NOTICES
  3.7.1 Unless otherwise provided in the Contract Documents, the Contractor shall secure and pay for the building permit and other permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded.

  3.7.2 The Contractor shall comply with and give notices required by laws, ordinances, rules, regulations and lawful orders of public authorities applicable to performance of the Work.

  3.7.3 It is not the Contractor's responsibility to ascertain that the Contract Documents are in accordance with applicable laws, statutes, ordinances, building codes, and rules and regulations. However, if the Contractor observes that portions of the Contract Documents are at variance therewith, the Contractor shall promptly notify the Architect and Owner in writing, and necessary changes shall be accomplished by appropriate Modification.

  3.7.4 If the Contractor performs Work knowing it to be contrary to laws, statutes, ordinances, building codes, and rules and regulations without such notice to the Architect and Owner, the Contractor shall assume appropriate responsibility for such Work and shall bear the costs attributable to correction.

  3.8  ALLOWANCES
  3.8.1 The Contractor shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Owner may direct, but the Contractor shall not be required to employ persons or entities to whom the Contractor has reasonable objection.

  3.8.2  Unless otherwise provided in the Contract Documents:

      .1 allowances shall cover the cost to the Contractor of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

      .2 Contractor's costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum but not in the allowances;

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #14

       .3  whenever costs are more than or less than allowances, the Contract
          Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Clause 3.8.2.1 and (2) changes in Contractor's costs under Clause 3.8.2.2.

  3.8.3 Materials and equipment under an allowance shall be selected by the Owner in sufficient time to avoid delay in the Work.

  3.9  SUPERINTENDENT
  3.9.1 The Contractor shall employ a competent superintendent and necessary assistants who shall be in attendance at the Project site during performance of the Work. The superintendent shall represent the Contractor, and communications given to the superintendent shall be as binding as if given to the Contractor. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case.

  3.10  CONTRACTOR'S CONSTRUCTION SCHEDULES
  3.10.1 The Contractor, promptly after being awarded the Contract, shall prepare and submit for the Owner's and Architect's information a Contractors construction schedule for the Work. The schedule shall not exceed time limits current under the Contract Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, and shall provide for expeditious and practicable execution of the Work.

  3.10.2 The Contractor shall prepare and keep current, for the Architect's approval, a schedule of submittals which is coordinated with the Contractor's construction schedule and allows the Architect reasonable time to review submittals.

  3.10.3 The Contractor shall perform the Work in general accordance with the most recent schedules submitted to the Owner and Architect.

  3.11  DOCUMENTS AND SAMPLES AT THE SITE
  3.11.1 The Contractor shall maintain at the site for the Owner one record copy of the Drawings, Specifications, Addenda, Change Orders and other Modifications, in good order and marked currently to record field changes and selections made during construction, and one record copy of approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be available to the Architect and shall be delivered to the Architect for submittal to the Owner upon completion of the Work.

  3.12  SHOP DRAWINGS, PRODUCT DATA AND SAMPLES
  3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Contractor or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

  3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Contractor to illustrate materials or equipment for some portion of the Work.

  3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

  3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required by the Contract Documents the way by which the Contractor proposes to conform to the information given and the design concept expressed in the Contract Documents. Review by the Architect is subject to the limitations of Subparagraph 4.2.7. Informational submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents. Submittals which are not required by the Contract Documents may be returned by the Architect without action.

  3.12.5 The Contractor shall review for compliance with the Contract Documents, approve and submit to the Architect Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000 -- Page #15 contractors. Submittals which are not marked as reviewed for compliance with the Contract Documents and approved by the Contractor may be returned by the Architect without action.

  3.12.6 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Contractor represents that the Contractor has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

  3.12.7 The Contractor shall perform no portion of the Work for which the Contract Documents require submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Architect.

  3.12.8 The Work shall be in accordance with approved submittals except that the Contractor shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Architect's approval of Shop Drawings, Product Data, Samples or similar submittals unless the Contractor has specifically informed the Architect in writing of such deviation at the time of submittal and (1) the Architect has given written approval to the specific deviation as a minor change in the Work, or (2) a Change Order or Construction Change Directive has been issued authorizing the deviation. The Contractor shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Architect's approval thereof.

  3.12.9 The Contractor shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Architect on previous submittals. In the absence of such written notice the Architect's approval of a resubmission shall not apply to such revisions.

  3.12.10 The Contractor shall not be required to provide professional services which constitute the practice of architecture or engineering unless such services are specifically required by the Contract Documents for a portion of the Work or unless the Contractor needs to provide such services in order to carry out the Contractor's responsibilities for construction means, methods, techniques, sequences and procedures. The Contractor shall not be required to provide professional services in violation of applicable law. If professional design services or certifications by a design professional related to systems, materials or equipment are specifically required of the Contractor by the Contract Documents, the Owner and the Architect will specify all performance and design criteria that such services must satisfy. The Contractor shall cause such services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings and other submittals prepared by such professional. Shop Drawings and other submittals related to the Work designed or certified by such professional, if prepared by others, shall bear such professional's written approval when submitted to the Architect. The Owner and the Architect shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals, provided the Owner and Architect have specified to the Contractor all performance and design criteria that such services must satisfy. Pursuant to this Subparagraph 3.12.10, the Architect will review, approve or take other appropriate action on submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Contractor shall not be responsible for the adequacy of the performance or design criteria required by the Contract Documents.

  3.13  USE OF SITE
  3.13.1 The Contractor shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

  3.14  CUTTING AND PATCHING
  3.14.1 The Contractor shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

  3.14.2 The Contractor shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Contractor shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Contractor

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000 -- Page #16 shall not unreasonably withhold from the Owner or a separate contractor the Contractor's consent to cutting or otherwise altering the Work.

  3.15  CLEANING UP
  3.15.1 The Contractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Contractor shall remove from and about the Project waste materials, rubbish, the Contractor's tools, construction equipment, machinery and surplus materials.

  3.15.2 If the Contractor fails to clean up as provided in the Contract Documents, the Owner may do so and the cost thereof shall be charged to the Contractor.

  3.16  ACCESS TO WORK
  3.16.1 The Contractor shall provide the Owner and Architect access to the Work in preparation and progress wherever located.

  3.17  ROYALTIES, PATENTS AND COPYRIGHTS
  3.17.1 The Contractor shall pay all royalties and license fees. The Contractor shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents or where the copyright violations are contained in Drawings, Specifications or other documents prepared by the Owner or Architect. However, if the Contractor has reason to believe that the required design, process or product is an infringement of a copyright or a patent, the Contractor shall be responsible for such loss unless such information is promptly furnished to the Architect.

  3.18  INDEMNIFICATION
  3.18.1 To the fullest extent permitted by law and to the extent claims, damages, losses or expenses are not covered by Project Management Protective Liability insurance purchased by the Contractor in accordance with Paragraph 11.3, the Contractor shall indemnify and hold harmless the Owner, Architect, Architect's consultants, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself), but only to the extent caused by the negligent acts or omissions of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Paragraph 3.18.

  3.18.2 In claims against any person or entity indemnified under this Paragraph 3.18 by an employee of the Contractor, a Subcontractor, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under Subparagraph 3.18.1 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Contractor or a Subcontractor under workers' compensation acts, disability benefit acts or other employee benefit acts.

ARTICLE 4 ADMINISTRATION OF THE CONTRACT
  4.1  ARCHITECT
  4.1.1 The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Architect" means the Architect or the Architect's authorized representative.

  4.1.2 Duties, responsibilities and limitations of authority of the Architect as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Owner, Contractor and Architect. Consent shall not be unreasonably withheld.

  4.1.3 If the employment of the Architect is terminated, the Owner shall employ a new Architect against whom the Contractor has no reasonable objection and whose status under the Contract Documents shall be that of the former Architect.

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #17

  4.2  ARCHITECT'S ADMINISTRATION OF THE CONTRACT
  4.2.1 The Architect will provide administration of the Contract as described in the Contract Documents, and will be an Owner's representative (1) during construction, (2) until final payment is due and (3) with the Owner's concurrence, from time to time during the one-year period for correction of Work described in Paragraph 12.2. The Architect will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents, unless otherwise modified in writing in accordance with other provisions of the Contract.

  4.2.2 The Architect, as a representative of the Owner, will visit the site at intervals appropriate to the stage of the Contractor's operations (1) to become generally familiar with and to keep the Owner informed about the progress and quality of the portion of the Work completed, (2) to endeavor to guard the Owner against defects and deficiencies in the Work, and (3) to determine in general if the Work is being performed in a manner indicating that the Work, when fully completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work. The Architect will neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Work, since these are solely the Contractor's rights and responsibilities under the Contract Documents, except as provided in Subparagraph 3.3.1.

  4.2.3 The Architect will not be responsible for the Contractor's failure to perform the Work in accordance with the requirements of the Contract Documents. The Architect will not have control over or charge of and will not be responsible for acts or omissions of the Contractor, Subcontractors, or their agents or employees, or any other persons or entities performing portions of the Work.

  4.2.4 Communications Facilitating Contract Administration. Except as otherwise provided in the Contract Documents or when direct communications have been specially authorized, the Owner and Contractor shall endeavor to communicate with each other through the Architect about matters arising out of or relating to the Contract. Communications by and with the Architect's consultants shall be through the Architect. Communications by and with Subcontractors and material suppliers shall be through the Contractor. Communications by and with separate contractors shall be through the Owner.

  4.2.5 Based on the Architect's evaluations of the Contractor's Applications for Payment, the Architect will review and certify the amounts due the Contractor and will issue Certificates for Payment in such amounts.

  4.2.6 The Architect will have authority to reject Work that does not conform to the Contract Documents. Whenever the Architect considers it necessary or advisable, the Architect will have authority to require inspection or testing of the Work in accordance with Subparagraphs 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect to the Contractor, Subcontractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

  4.2.7 The Architect will review and approve or take other appropriate action upon the Contractor's submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect's action will be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner, Contractor or separate contractors, while allowing sufficient time in the Architect's professional judgment to permit adequate review. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Contractor as required by the Contract Documents. The Architect's review of the Contractor's submittals shall not relieve the Contractor of the obligations under Paragraphs 3.3, 3.5 and 3.12. The Architects review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architects of any construction means, methods, techniques, sequences or procedures. The Architect's approval of a specific item shall not indicate approval of an assembly of which the item is a component.

  4.2.8 The Architect will prepare Change Orders and Construction Change Directives, and may authorize minor changes in the Work as provided in Paragraph 7.4.

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #18

  4.2.9 The Architect will conduct inspections to determine the date or dates of Substantial Completion and the date of final completion, will receive and forward to the Owner, for the Owner's review and records, written warranties and related documents required by the Contract and assembled by the Contractor, and will issue a final Certificate for Payment upon compliance with the requirements of the Contract Documents.

  4.2.10 If the Owner and Architect agree, the Architect will provide one or more project representatives to assist in carrying out the Architect's responsibilities at the site. The duties, responsibilities and limitations of authority of such project representatives shall be as set forth in an exhibit to be incorporated in the Contract Documents.

  4.2.11 The Architect will interpret and decide matters concerning performance under, and requirements of, the Contract Documents on written request of either the Owner or Contractor. The Architect's response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness. If no agreement is made concerning the time within which interpretations required of the Architect shall be furnished in compliance with this Paragraph 4.2, then delay shall not be recognized on account of failure by the Architect to furnish such interpretations until 15 days after written request is made for them.

  4.2.12 Interpretations and decisions of the Architect will be consistent with the intent of and reasonably inferable from the Contract Documents and will be in writing or in the form of drawings. When making such interpretations and initial decisions, the Architect will endeavor to secure faithful performance by both Owner and Contractor, will not show partiality to either and will not be liable for results of interpretations or decisions so rendered in good faith.

  4.2.13 The Architect's decisions on matters relating to aesthetic effect will be final if consistent with the intent expressed in the Contract Documents.

  4.3  CLAIMS AND DISPUTES
  4.3.1 Definition. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term "Claim" also includes other disputes and matters in question between the Owner and Contractor arising out of or relating to the Contract. Claims must be initiated by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

  4.3.2 Time Limits on Claims. Claims by either party must be initiated within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. Claims must be initiated by written notice to the Architect and the other party.

  4.3.3 Continuing Contract Performance. Pending final resolution of a Claim except as otherwise agreed in writing or as provided in. Subparagraph 9.7.1 and Article 14, the Contractor shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.

  4.3.4 Claims for Concealed or Unknown Conditions. If conditions are encountered at the site which are (1) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Architect will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Contractor's cost of, or time required for, performance of any part of the Work, will recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Architect determines that the conditions at the site are not materially different from those indicated in the Contract Documents and that no change in the terms of the Contract is justified, the Architect shall so notify the Owner and Contractor in writing, stating the reasons. Claims by either party in opposition to such determination must be made within 21 days after the Architect has given notice of the decision. If the conditions encountered are materially different, the Contract Sum and Contract Time shall be equitably adjusted, but if the Owner and Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall be referred to the Architect for initial determination, subject to further proceedings pursuant to Paragraph 4.4.


--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #19

  4.3.5 Claims for Additional Cost. If the Contractor wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Paragraph 10.6.

  4.3.6 If the Contractor believes additional cost is involved for reasons including but not limited to (1) a written interpretation from the Architect,
  (2) an order by the Owner to stop the Work where the Contractor was not at fault, (3) a written order for a minor change in the Work issued by the Architect, (4) failure of payment by the Owner, (5) termination of the Contract by the Owner, (6) Owner's suspension or (7) other reasonable grounds, Claim shall be filed in accordance with this Paragraph 4.3.

  4.3.7  Claims for Additional Time
  4.3.7.1 If the Contractor wishes to make Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Contractor's Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary.

  4.3.7.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated and had an adverse effect on the scheduled construction.

  4.3.8 Injury or Damage to Person or Property. If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

  4.3.9 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Construction Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Contractor, the applicable unit prices shall be equitably adjusted.

  4.3.10 Claims for Consequential Damages. The Contractor and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes:

      .1 damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

      .2 damages incurred by the Contractor for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except anticipated profit arising directly from the Work.

This mutual waiver is applicable, without limitation, to all consequential damages due to either party's termination in accordance with Article 14. Nothing contained in this Subparagraph 4.3.10 shall be deemed to preclude an award of liquidated direct damages, when applicable, in accordance with the requirements of the Contract Documents.

  4.4  RESOLUTION OF CLAIMS AND DISPUTES
  4.4.1 Decision of Architect. Claims, including those alleging an error or omission by the Architect but excluding those arising under Paragraphs 10.3 through 10.5, shall be referred initially to the Architect for decision. An initial decision by the Architect shall be required as a condition precedent to mediation, arbitration or litigation of all Claims between the Contractor and Owner arising prior to the date final payment is due, unless 30 days have passed after the Claim has been referred to the Architect with no decision having been rendered by the Architect. The Architect will not decide disputes between the Contractor and persons or entities other than the Owner.


--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #20

  4.4.2 The Architect will review Claims and within ten days of the receipt of the Claim take one or more of the following actions: (1) request additional supporting data from the claimant or a response with supporting data from the other party, (2) reject the Claim in whole or in part, (3) approve the Claim,
  (4) suggest a compromise, or (5) advise the parties that the Architect is unable to resolve the Claim if the Architect lacks sufficient information to evaluate the merits of the Claim or if the Architect concludes that, in the Architect's sole discretion, it would be inappropriate for the Architect to resolve the Claim.

  4.4.3 In evaluating Claims, the Architect may, but shall not be obligated to, consult with or seek information from either party or from persons with special knowledge or expertise who may assist the Architect in rendering a decision. The Architect may request the Owner to authorize retention of such persons at the Owner's expense.

  4.4.4 If the Architect requests a party to provide a response to a Claim or to furnish additional supporting data, such party shall respond, within ten days after receipt of such request, and shall either provide a response on the requested supporting data, advise the Architect when the response or supporting data will be furnished or advise the Architect that no supporting data will be furnished. Upon receipt of the response or supporting data, if any, the Architect will either reject or approve the Claim in whole or in part.

  4.4.5 The Architect will approve or reject Claims by written decision, which shall state the reasons therefor and which shall notify the parties of any change in the Contract Sum or Contract Time or both. The approval or rejection of a Claim by the Architect shall be final and binding on the parties but subject to mediation and arbitration.

  4.4.6 When a written decision of the Architect states that (1) the decision is final but subject to mediation and arbitration and (2) a demand for arbitration of a Claim covered by such decision must be made within 30 days after the date on which the party making the demand receives the final written decision, then failure to demand arbitration within said 30 days' period shall result in the Architects decision becoming final and binding upon the Owner and Contractor. If the Architect renders a decision after arbitration proceedings have been initiated, such decision may be entered as evidence, but shall not supersede arbitration proceedings unless the decision is acceptable to an parties concerned.

  4.4.7 Upon receipt of a Claim against the Contractor or at any time thereafter, the Architect or the Owner may, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim. If the Claim relates to a possibility of a Contractor's default, the Architect or the Owner may, but is not obligated to, notify the surety and request the surety's assistance in resolving the controversy.

  4.4.8 If a Claim relates to or is the subject of a mechanic's lien, the party asserting such Claim may proceed in accordance with applicable law to comply with the lien notice or filing deadlines prior to resolution of the Claim by the Architect, by mediation or by arbitration.

  4.5  MEDIATION
  4.5.1 Any Claim arising out of or related to the Contract, except Claims relating to aesthetic effect and except those waived as provided for in Subparagraphs 4.3.10, 9.10.4 and 9.10.5 shall, after initial decision by the Architect or 30 days after submission of the Claim to the Architect, be subject to mediation as a condition precedent to arbitration or the institution of legal or equitable proceedings by either party.

  4.5.2 The parties shall endeavor to resolve their Claims by mediation which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Mediation Rules of the American Arbitration Association currently in effect. Request for mediation shall be filed in writing with the other party to the Contract and with the American Arbitration Association.
  The request may be made concurrently with the filing of a demand for arbitration but, in such event, mediation shall proceed in advance of arbitration or legal or equitable proceedings, which shall be stayed pending mediation for a period of 60 days from the date of filing, unless stayed for a longer period by agreement of the parties or court order.

  4.5.3 The parties shall share the mediator's fee and any filing fees equally. The mediation shall be held in the place where the Project is located, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any court having jurisdiction thereof.

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #21

  4.6  ARBITRATION
  4.6.1 Any Claim arising out of or related to the Contract, except Claims relating to aesthetic effect and except those waived as provided for in Subparagraphs 4.3.10, 9.10.4 and 9.10.5, shall, after decision by the Architect or 30 days after submission of the Claim to the Architect, be subject to arbitration. Prior to arbitration, the parties shall endeavor to resolve disputes by mediation in accordance with the provisions of Paragraph 4.5.

  4.6.2 Claims not resolved by mediation shall be decided by arbitration which, unless the parties mutually agree otherwise, shall be in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect. The demand for arbitration shall be filed in writing with the other party to the Contract and with the American Arbitration Association, and a copy shall be filed with the Architect.

  4.6.3 A demand for arbitration shall be made within the time limits specified in Subparagraphs 4.4.6 and 4.6.1 as applicable, and in other cases within a reasonable time after the Claim has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such Claim would be barred by the applicable statute of limitations as determined pursuant to Paragraph 13.7.

  4.6.4 Limitation on Consolidation or Joinder. No arbitration arising out of or relating to the Contract shall include, by consolidation or joinder or in any other manner, the Architect, the Architect's employees or consultants, except by written consent containing specific reference to the Agreement and signed by the Architect, Owner, Contractor and any other person or entity sought to be joined. No arbitration shall include, by consolidation or joinder or in any other manner, parties other than the Owner, Contractor, a separate contractor as described in Article 6 and other persons substantially involved in a common question of fact or law whose presence is required if complete relief is to be accorded in arbitration. No person or entity other than the Owner, Contractor or a separate contractor as described in Article 6 shall be included as an original third party or additional third party to an arbitration whose interest or responsibility is insubstantial. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of a Claim not described therein or with a person or entity not named or described therein. The foregoing agreement to arbitrate and other agreements to arbitrate with an additional person or entity duly consented to by parties to the Agreement shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

  4.6.5 Claims and Timely Assertion of Claims. The party filing a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded.

  4.6.6 Judgment on Final Award. The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

ARTICLE 5 SUBCONTRACTORS
  5.1  DEFINITIONS
  5.1.1 A Subcontractor is a person or entity who has a direct contract with the Contractor to perform a portion of the Work at the site. The term "Subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include a separate contractor or subcontractors of a separate contractor.

  5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

  5.2  AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK
  5.2.1 Unless otherwise stated in the Contract Documents or the bidding requirements, the Contractor, as soon as practicable after award of the Contract, shall finish in writing to the Owner through the Architect the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Architect will promptly reply to the Contractor in writing stating whether or not the Owner or the Architect, after due investigation, has reasonable objection to any such proposed person or entity. Failure of the Owner or Architect to reply promptly shall constitute notice of no reasonable objection.

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #22

  5.2.2 The Contractor shall not contract with a proposed person or entity to whom the Owner or Architect has made reasonable and timely objection. The Contractor shall not be required to contract with anyone to whom the Contractor has made reasonable objection.

  5.2.3 If the Owner or Architect has reasonable objection to a person or entity proposed by the Contractor, the Contractor shall propose another to whom the Owner or Architect has no reasonable objection. If the proposed but rejected Subcontractor was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute Subcontractor's Work. However, no increase in the Contract Sum or Contract Time shall be allowed for such change unless the Contractor has acted promptly and responsively in submitting names as required.

  5.2.4 The Contractor shall not change a Subcontractor, person or entity previously selected if the Owner or Architect makes reasonable objection to such substitute.

  5.3  SUBCONTRACTUAL RELATIONS
  5.3.1 By appropriate agreement, written where legally required for validity, the Contractor shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Contractor by terms of the Contract Documents, and to assume toward the Contractor all the obligations and responsibilities, including the responsibility for safety of the Subcontractor's Work, which the Contractor, by these Documents, assumes toward the Owner and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Contractor that the Contractor, by the Contract Documents, has against the Owner. Where appropriate, the Contractor shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Contractor shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon Written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract Documents.
  Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.

  5.4  CONTINGENT ASSIGNMENT OF SUBCONTRACTS
  5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Contractor to the Owner provided that:

      .1 assignment is effective only after termination of the Contract by the Owner for cause pursuant to Paragraph 14.2 and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor and Contractor in writing; and

      .2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

  5.4.2 Upon such assignment, if the Work has been suspended for more than 30 days, the Subcontractor's compensation shall be equitably adjusted for increases in cost resulting from the suspension.

ARTICLE 6 CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS
  6.1  OWNER'S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS
  6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site under Conditions of the Contract identical or substantially similar to these including those portions related to insurance and waiver of subrogation. If the Contractor claims that delay or additional cost is involved because of such action by the Owner, the Contractor shall make such Claim as provided in Paragraph 4.3.

  6.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term "Contractor" in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement.

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 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997
 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #23

  6.1.3 The Owner shall provide for coordination of the activities of the Owner's own forces and of each separate contractor with the Work of the Contractor, who shall cooperate with them. The Contractor shall participate with other separate contractors and the Owner in reviewing their construction schedules when directed to do so. The Contractor shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Contractor, separate contractors and the Other until subsequently revised.

  6.1.4 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner's own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights which apply to the Contractor under the Conditions of the Contract, including, without excluding others, those stated in Article 3, this Article 6 and Articles 10, 11 and 12.

  6.2  MUTUAL RESPONSIBILITY
  6.2.1 The Contractor shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Contractor's construction and operations with theirs as required by the Contract Documents.

  6.2.2 If part of the Contractor's Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Contractor shall, prior to proceeding with that portion of the Work, promptly report to the Architect apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Contractor so to report shall constitute an acknowledgment that the Owner's or separate contractor's completed or partially completed construction is fit and proper to receive the Contractor's Work, except as to defects not then reasonably discoverable.

  6.2.3 The Owner shall be reimbursed by the Contractor for costs incurred by the Owner which are payable to a separate contractor because of delays, improperly timed activities or defective construction of the Contractor. The Owner shall be responsible to the Contractor for costs incurred by the Contractor because of delays, improperly timed activities, damage to the Work or defective construction of a separate contractor.

  6.2.4 The Contractor shall promptly remedy damage wrongfully caused by the Contractor to completed or partially completed construction or to property of the Owner or separate contractors as provided in Subparagraph 10.2.5.

  6.2.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Contractor in Subparagraph 3.14.

  6.3  OWNER'S RIGHT TO CLEAN UP
  6.3.1 If a dispute arises among the Contractor, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and the Architect will allocate the cost among those responsible.

ARTICLE 7 CHANGES IN THE WORK
  7.1  GENERAL
  7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order, Construction Change Directive or order for a minor change in the Work, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

  7.1.2 A Change Order shall be based upon agreement among the Owner, Contractor and Architect; a Construction Change Directive requires agreement by the Owner and Architect and may or may not be agreed to by the Contractor; an order for a minor change in the Work may be issued by the Architect alone.

  7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Contractor shall proceed promptly, unless otherwise provided in the Change Order, Construction Change Directive or order for a minor change in the Work.


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 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997
 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #24

  7.2  CHANGE ORDERS
  7.2.1 A Change Order is a written instrument prepared by the Architect and signed by the Owner, Contractor and Architect, stating their agreement upon all of the following:

      .1  change in the Work;

      .2  the amount of the adjustment, if any, in the Contract Sum; and

      .3  the extent of the adjustment, if any, in the Contract Time.

  7.2.2 Methods used in determining adjustments to the Contract Sum may include those listed in Subparagraph 7.3.3.

  7.3  CONSTRUCTION CHANGE DIRECTIVES
  7.3.1 A Construction Change Directive is a written order prepared by the Architect and signed by the Owner and Architect, directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or Contract Time, or both. The Owner may by Construction Change Directive, without invalidating the Contract order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Contract Time being adjusted accordingly.

  7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

  7.3.3 If the Construction Change Directive provides for an adjustment to the Contract Sum, the adjustment shall be based on one of the following methods:

      .1 mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

      .2 unit prices stated in the Contract Documents or subsequently agreed upon;

      .3 cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

      .4  as provided in Subparagraph 7.3.6.

  7.3.4 Upon receipt of a Construction Change Directive, the Contractor shall promptly proceed with the change in the Work involved and advise the Architect of the Contractor's agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Contract Sum or Contract Time.

  7.3.5 A Construction Change Directive signed by the Contractor indicates the agreement of the Contractor therewith, including adjustment in Contract Sum and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

  7.3.6 If the Contractor does not respond promptly or disagrees with the method for adjustment in the Contract Sum, the method and the adjustment shall be determined by the Architect on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase in the Contract Sum, a reasonable allowance for overhead and profit. In such case, and also under Clause 7.3.3.3, the Contractor shall keep and present, in such form as the Architect may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs for the purposes of this Subparagraph 7.3.6 shall be limited to the following:

      .1 costs of labor, including social security, old age and unemployment insurance, fringe benefits required by agreement or custom, and workers' compensation insurance;

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #25

       2 costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

      .3 rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Contractor or others;

      .4 costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

      .5 additional costs of supervision and field office personnel directly attributable to the change.

  7.3.7 The amount of credit to be allowed by the Contractor to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost as confirmed by the Architect. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

  7.3.8 Pending final determination of the total cost of a Construction Change Directive to the Owner, amounts not in dispute for such changes in the Work shall be included in Applications for Payment accompanied by a Change Order indicating the parties' agreement with part or all of such costs. For any portion of such cost that remains in dispute, the Architect will make an interim determination for purposes of monthly certification for payment for those costs. That determination of cost shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of either party to disagree and assert a claim in accordance with Article 4.

  7.3.9 When the Owner and Contractor agree with the determination made by the Architect concerning the adjustments in the Contract Sum and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and shall be recorded by preparation and execution of an appropriate Change Order.

  7.4  MINOR CHANGES IN THE WORK
  7.4.1 The Architect will have authority to order minor changes in the Work not involving adjustment in the Contract Sum or extension of the Contract Time and not inconsistent with the intent of the Contract Documents. Such changes shall be effected by written order and shall be binding on the Owner and Contractor. The Contractor shall carry out such written orders promptly.

ARTICLE 8 TIME
  8.1  DEFINITIONS
  8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

  8.1.2 The date of commencement of the Work is the date established in the Agreement.

  8.1.3 The date of Substantial Completion is the date certified by the Architect in accordance with Paragraph 9.8.

  8.1.4 The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

  8.2  PROGRESS AND COMPLETION
  8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Contractor confirms that the Contract Time is a reasonable period for performing the Work.

  8.2.2 The Contractor shall not knowingly, except by agreement or instruction of the Owner in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article 11 to be furnished by the Contractor and Owner. The date of commencement of the Work shall not be changed by the effective date of such insurance. Unless the date of commencement is established by the Contract Documents or a notice to proceed given by the Owner, the Contractor shall notify the Owner in writing not less than five days or other agreed period before commencing the Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #26

  8.2.3 The Contractor shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

  8.3  DELAYS AND EXTENSIONS OF TIME
  8.3.1 If the Contractor is delayed at any time in the commencement or progress of the Work by an act or neglect of the Owner or Architect, or of an employee of either, or of a separate contractor employed by the Owner, or by changes ordered in the Work, or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties or other causes beyond the Contractor's control, or by delay authorized by the Owner pending mediation and arbitration, or by other causes which the Architect determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Architect may determine.

  8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Paragraph 4.3.

  8.3.3 This Paragraph 8.3 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents.

ARTICLE 9 PAYMENTS AND COMPLETION
  9.1  CONTRACT SUM
  9.1.1 The Contract Sum is stated in the Agreement and, including authorized adjustments, is the total amount payable by the Owner to the Contractor for performance of the Work under the Contract Documents.

  9.2  SCHEDULE OF VALUES
  9.2.1 Before the first Application for Payment, the Contractor shall submit to the Architect a schedule of values allocated to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

  9.3  APPLICATIONS FOR PAYMENT
  9.3.1 At least ten days before the date established for each progress payment, the Contractor shall submit to the Architect an itemized Application for Payment for operations completed in accordance with the schedule of values. Such application shall be notarized, if required, and supported by such data substantiating the Contractor's right to payment as the Owner or Architect may require, such as copies of requisitions from Subcontractors and material suppliers, and reflecting retainage if provided for in the Contract Documents.

  9.3.1.1 As provided in Subparagraph 7.3.8, such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives, or by interim determinations of the Architect, but not yet included in Change Orders.

  9.3.1.2 Such applications may not include requests for payment for portions of the Work for which the Contractor does not intend to pay to a Subcontractor or material supplier, unless such Work has been performed by others whom the Contractor intends to pay.

  9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Contractor with procedures satisfactory to the Owner to establish the Owner's title to such materials and equipment or otherwise protect the Owner's interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

  9.3.3 The Contractor warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Contractor further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Contractor's knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000 -- Page #27 favor of the Contractor, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

  9.4  CERTIFICATES FOR PAYMENT
  9.4.1 The Architect will, within seven days after receipt of the Contractor's Application for Payment, either issue to the Owner a Certificate for Payment, with a copy to the Contractor, for such amount as the Architect determines is properly due, or notify the Contractor and Owner in writing of the Architect's reasons for withholding certification in whole or in part as provided in Subparagraph 9.5.1.

  9.4.2 The issuance of a Certificate for Payment will constitute a representation by the Architect to the Owner, based on the Architect's evaluation of the Work and the data comprising the Application for Payment, that the Work has progressed to the point indicated and that, to the best of the Architect's knowledge, information and belief, the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to correction of minor deviations from the Contract Documents prior to completion and to specific qualifications expressed by the Architect. The issuance of a Certificate for Payment will further constitute a representation that the Contractor is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment will not be a representation that the Architect has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Contractor's right to payment, or (4) made examination to ascertain how or for what purpose the Contractor has used money previously paid on account of the Contract Sum.

  9.5  DECISIONS TO WITHHOLD CERTIFICATION
  9.5.1 The Architect may withhold a Certificate for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Architect's opinion the representations to the Owner required by Subparagraph
  9.4.2 cannot be made. If the Architect is unable to certify payment in the amount of the Application, the Architect will notify the Contractor and Owner as provided in Subparagraph 9.4.1. If the Contractor and Architect cannot agree on a revised amount, the Architect will promptly issue a Certificate for Payment for the amount for which the Architect is able to make such representations to the Owner. The Architect may also withhold a Certificate for Payment or, because of subsequently discovered evidence, may nullify the whole or a part of a Certificate for Payment previously issued, to such extent as may be necessary in the Architect's opinion to protect the Owner from loss for which the Contractor is responsible, including loss resulting from acts and omissions described in Subparagraph 3.3.2, because of:

      .1  defective Work not remedied;

      .2 third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Contractor;

      .3 failure of the Contractor to make payments properly to Subcontractors or for labor, materials or equipment;

      .4 reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

      .5  damage to the Owner or another contractor;

      .6 reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover actual or liquidated damages for the anticipated delay; or

      .7 persistent failure to carry out the Work in accordance with the Contract Documents.

  9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #28

  9.6  PROGRESS PAYMENTS
  9.6.1 After the Architect has issued a Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and shall so notify the Architect.

  9.6.2 The Contractor shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Contractor on account of such Subcontractor's portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from payments to the Contractor on account of such Subcontractor's portion of the Work. The Contractor shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in a similar manner.

  9.6.3 The Architect will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Contractor and action taken thereon by the Architect and Owner on account of portions of the Work done by such Subcontractor.

  9.6.4 Neither the Owner nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

  9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Subparagraphs 9.6.2, 9.6.3 and 9.6.4.

  9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

  9.6.7 Unless the Contractor provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Contractor for Work properly performed by Subcontractors and suppliers shall be held by the Contractor for those Subcontractors or suppliers who performed Work or furnished materials, or both, under contract with the Contractor for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Contractor, shall create any fiduciary liability or tort liability on the part of the Contractor for breach of trust or shall entitle any person or entity to an award of punitive damages against the Contractor for breach of the requirements of this provision.

  9.7  FAILURE OF PAYMENT
  9.7.1 If the Architect does not issue a Certificate for Payment, through no fault of the Contractor, within seven days after receipt of the Contractor's Application for Payment, or if the Owner does not pay the Contractor within seven days after the date established in the Contract Documents the amount certified by the Architect or awarded by arbitration, then the Contractor may, upon seven additional days' written notice to the Owner and Architect, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Contractor's reasonable costs of shut-down, delay and start-up, plus interest as provided for in the Contract Documents.

  9.8  SUBSTANTIAL COMPLETION
  9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work for its intended use.

  9.8.2 When the Contractor considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Contractor shall prepare and submit to the Architect a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents.

  9.8.3 Upon receipt of the Contractor's list, the Architect will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Architect's inspection discloses any item, whether or not included on the Contractor's list, which is not sufficiently complete in accordance with the Contract Documents so that the Owner can occupy or utilize the Work or designated portion thereof for its intended use, the Contractor shall, before

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000 -- Page #29 issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Architect. In such case, the Contractor shall then submit a request for another inspection by the Architect to determine Substantial Completion.

  9.8.4 When the Work or designated portion thereof is substantially complete, the Architect will prepare a Certificate of Substantial Completion which shall establish the date of Substantial Completion, shall establish responsibilities of the Owner and Contractor for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Contractor shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence. on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion.

  9.8.5 The Certificate of Substantial Completion shall be submitted to the Owner and Contractor for their written acceptance of responsibilities assigned to them in such Certificate. Upon such acceptance and consent of surety, if any, the Owner shall make payment of retainage applying to such Work or designated portion thereof. Such payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Contract Documents.

  9.9  PARTIAL OCCUPANCY OR USE
  9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Contractor, provided such occupancy or use is consented to by the insurer as required under Clause 11.4.1.5 and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Contractor have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Contractor considers a portion substantially complete, the Contractor shall prepare and submit a list to the Architect as provided under Subparagraph
  9.8.2. Consent of the Contractor to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Contractor or, if no agreement is reached, by decision of the Architect.

  9.9.2 Immediately prior to such partial occupancy or use, the Owner, Contractor and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

  9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

  9.10  FINAL COMPLETION AND FINAL PAYMENT
  9.10.1 Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment the Architect will promptly make such inspection and, when the Architect finds the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will promptly issue a final Certificate for Payment stating that to the best of the Architect's knowledge, information and belief, and on the basis of the Architects on-site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Contractor and noted in the final Certificate is due and payable. The Architect's final Certificate for Payment will constitute a further representation that conditions listed in Subparagraph 9.10.2 as precedent to the Contractor's being entitled to final payment have been fulfilled.

  9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Contractor submits to the Architect (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owners property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner, (3) a written statement that the Contractor knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment and (5), if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Owner. If a Subcontractor refuses to furnish a release or waiver required by

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000 -- Page #30 the Owner, the Contractor may furnish a bond satisfactory to the Owner to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Contractor shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys' fees.

  9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Contractor or by issuance of Change Orders affecting final completion, and the Architect so confirms, the Owner shall, upon application by the Contractor and certification by the Architect, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Contractor to the Architect prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

  9.10.4 The making of final payment shall constitute a waiver of Claims by the Owner except those arising from:

      .1 liens, Claims, security interests or encumbrances arising out of the Contract and unsettled;

      .2 failure of the Work to comply with the requirements of the Contract Documents; or

      .3  terms of special warranties required by the Contract Documents.

  9.10.5 Acceptance of final payment by the Contractor, a Subcontractor or material supplier shall constitute a waiver of claims by that payee except those previously made in writing and identified by that payee as unsettled at the time of final Application for Payment.

ARTICLE 10 PROTECTION OF PERSONS AND PROPERTY
  10.1  SAFETY PRECAUTIONS AND PROGRAMS
  10.1.1 The Contractor shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract.

  10.2  SAFETY OF PERSONS AND PROPERTY
  10.2.1 The Contractor shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

      .1  employees on the Work and other persons who may be affected thereby;

      .2 the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Contractor or the Contractor's Subcontractors or Sub-subcontractors; and

      .3 other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

  10.2.2 The Contractor shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

  10.2.3 The Contractor shall erect and maintain, as required by existing conditions and performance of the Contract reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

  10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Contractor shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #31

  10.2.5 The Contractor shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Contract Documents) to property referred to in Clauses 10.2.1.2 and 10.2.1.3 caused in whole or in part by the Contractor, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Contractor is responsible under Clauses 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Contractor. The foregoing obligations of the Contractor are in addition to the Contractor's obligations under Paragraph 3.18.

  10.2.6 The Contractor shall designate a responsible member of the Contractor's organization at the site whose duty shall be the prevention of accidents. This person shall be the Contractor's superintendent unless otherwise designated by the Contractor in writing to the Owner and Architect.

  10.2.7 The Contractor shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

  10.3  HAZARDOUS MATERIALS
  10.3.1 If reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Contractor, the Contractor shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner and Architect in writing.

  10.3.2 The Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the material or substance reported by the Contractor and, in the event such material or substance is found to be present, to verify that it has been rendered harmless. Unless otherwise required by the Contract Documents, the Owner shall furnish in writing to the Contractor and Architect the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Contractor and the Architect will promptly reply to the Owner in writing stating whether or not either has reasonable objection to the persons or entities proposed by the Owner. If either the Contractor or Architect has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Contractor and the Architect have no reasonable objection. When the material or substance has been rendered harmless, Work in the affected area shall resume upon written agreement of the Owner and Contractor. The Contract Time shall be extended appropriately and the Contract Sum shall be increased in the amount of the Contractor's reasonable additional costs of shut-down, delay and start-up, which adjustments shall be accomplished as provided in Article 7.

  10.3.3 To the fullest extent permitted by law, the Owner shall indemnify and hold harmless the Contractor, Subcontractors, Architect, Architect's consultants and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work in the affected area if in fact the material or substance presents the risk of bodily injury or death as described in Subparagraph 10.3.1 and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) and provided that such damage, loss or expense is not due to the sole negligence of a party seeking indemnity.

  10.4 The Owner shall not be responsible under Paragraph 10.3 for materials and substances brought to the site by the Contractor unless such materials or substances were required by the Contract Documents.

  10.5 If, without negligence on the part of the Contractor, the Contractor is held liable for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Contract Documents, the Owner shall indemnify the Contractor for all cost and expense thereby incurred.

  10.6  EMERGENCIES
  10.6.1 In an emergency affecting safety of persons or property, the Contractor shall act, at the Contractors discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Contractor on account of an emergency shall be determined as provided in Paragraph 4.3 and Article 7.

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #32

ARTICLE 11 INSURANCE AND BONDS
  11.1  CONTRACTOR'S LIABILITY INSURANCE
  11.1.1 The Contractor shall purchase from and maintain in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located such insurance as will protect the Contractor from claims set forth below which may arise out of or result from the Contractor's operations under the Contract and for which the Contractor may be legally liable, whether such operations be by the Contractor or by a Subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

      .1 claims under workers' compensation, disability benefit and other similar employee benefit acts which are applicable to the Work to be performed;

      .2 claims for damages because of bodily injury, occupational sickness or disease, or death of the Contractor's employees;

      .3 claims for damages because of bodily injury, sickness or disease, or death of any person other than the Contractor's employees;

      .4 claims for damages insured by usual personal injury liability coverage;

      .5 claims for damages, other than to the Work itself, because of injury to or destruction of tangible property, including loss of use resulting therefrom;

      .6 claims for damages because of bodily injury, death of a person or property damage arising out of ownership, maintenance or use of a motor vehicle;

      .7 claims for bodily injury or property damage arising out of completed operations; and

      .8 claims involving contractual liability insurance applicable to the Contractor's obligations under Paragraph 3.18.

  11.1.2 The insurance required by Subparagraph 11.1.1 shall be written for not less than limits of liability specified in the Contract Documents or required by law, whichever coverage is greater. Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Work until date of final payment and termination of any coverage required to be maintained after final payment.

  11.1.3 Certificates of insurance acceptable to the Owner shall be filed with the Owner prior to commencement of the Work. These certificates and the insurance policies required by this Paragraph 11.1 shall contain a provision that coverages afforded under the policies will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner. If any of the foregoing insurance coverages are required to remain in force after final payment and are reasonably available, an additional certificate evidencing continuation of such coverage shall be submitted with the final Application for Payment as required by Subparagraph 9.10.2. Information concerning reduction of coverage on account of revised limits or claims paid under the General Aggregate, or both, shall be furnished by the Contractor with reasonable promptness in accordance with the Contractor's information and belief.

  11.2  OWNER'S LIABILITY INSURANCE
  11.2.1 The Owner shall be responsible for purchasing and maintaining the Owner's usual liability insurance.

  11.3  PROJECT MANAGEMENT PROTECTIVE LIABILITY INSURANCE
  11.3.1 Optionally, the Owner may require the Contractor to purchase and maintain Project Management Protective Liability insurance from the Contractor's usual sources as primary coverage for the Owner's, Contractor's and Architect's vicarious liability for construction operations under the Contract. Unless otherwise required by the Contract Documents, the Owner shall reimburse the Contractor by increasing the Contract Sum to pay the cost of purchasing and maintaining such optional insurance coverage, and the Contractor shall not be responsible for purchasing any other liability insurance on

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000 -- Page #33 behalf of the Owner. The minimum limits of liability purchased with such coverage shall be equal to the aggregate of the limits required for Contractor's Liability Insurance under Clauses 11.1.1.2 through 11.1.1.5.

  11.3.2 To the extent damages are covered by Project Management Protective Liability insurance, the Owner, Contractor and Architect waive all rights against each other for damages, except such rights as they may have to the proceeds of such insurance. The policy shall provide for such waivers of subrogation by endorsement or otherwise.

  11.3.3 The Owner shall not require the Contractor to include the Owner, Architect or other persons or entities as additional insureds on the Contractor's Liability Insurance coverage under Paragraph 11.1.

  11.4  PROPERTY INSURANCE
  11.4.1 Unless otherwise provided, the Owner shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction in which the Project is located, property insurance written on a builder's risk "all-risk" or equivalent policy form in the amount of the initial Contract Sum, plus value of subsequent Contract modifications and cost of materials supplied or installed by others, comprising total value for the entire Project at the site on a replacement cost basis without optional deductibles. Such property insurance shall be maintained, unless otherwise provided in the Contract Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of such insurance, until final payment has been made as provided in Paragraph 9.10 or until no person or entity other than the Owner has an insurable interest in the property required by this Paragraph 11.4 to be covered, whichever is later. This insurance shall include interests of the Owner, the Contractor, Subcontractors and Sub-subcontractors in the Project.

  11.4.1.1 Property insurance shall be on an "all-risk" or equivalent policy form and shall include, without limitation, insurance against the perils of fire (with extended coverage) and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, earthquake, flood, windstorm, falsework, testing and startup, temporary buildings and debris removal including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for Architect's and Contractor's services and expenses required as a result of such insured loss.

  11.4.1.2 If the Owner does not intend to purchase such property insurance required by the Contract and with all of the coverages in the amount described above, the Owner shall so inform the Contractor in writing prior to commencement of the Work. The Contractor may then effect insurance which will protect the interests of the Contractor, Subcontractors and Sub-subcontractors in the Work, and by appropriate Change Order the cost thereof shall be charged to the Owner. If the Contractor is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, without so notifying the Contractor in writing, then the Owner shall bear all reasonable costs properly attributable thereto.

  11.4.1.3 If the property insurance requires deductibles, the Owner shall pay costs not covered because of such deductibles.

  11.4.1.4 This property insurance shall cover portions of the Work stored off the site, and also portions of the Work in transit.

  11.4.1.5 Partial occupancy or use in accordance with Paragraph 9.9 shall not commence until the insurance company or companies providing property insurance have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Contractor shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance.

  11.4.2 Boiler and Machinery Insurance. The Owner shall purchase and maintain boiler and machinery insurance required by the Contract Documents or by law, which shall specifically cover such insured objects during installation and until final acceptance by the Owner; this insurance shall include interests of the Owner, Contractor, Subcontractors and Sub-subcontractors in the Work, and the Owner and Contractor shall be named insureds.

  11.4.3 Loss of Use Insurance. The Owner, at the Owner's option, may purchase and maintain such insurance as will insure the Owner against loss of use of the Owner's property due to fire or other hazards, however caused. The Owner

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000 -- Page #34 waives all rights of action against the Contractor for loss of use of the Owner's property, including consequential losses due to fire or other hazards however caused.

  11.4.4 If the Contractor requests in writing that insurance for risks other than those described herein or other special causes of loss be included in the property insurance policy, the Owner shall, if possible, include such insurance, and the cost thereof shall be charged to the Contractor by appropriate Change Order.

  11.4.5 If during the Project construction period the Owner insures properties, real or personal or both, at or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of Subparagraph 11.4.7 for damages caused by fire or other causes of loss covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

  11.4.6 Before an exposure to loss may occur, the Owner shall file with the Contractor a copy of each policy that includes insurance coverages required by this Paragraph 11.4. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. Each policy shall contain a provision that the policy will not be canceled or allowed to expire, and that its limits will not be reduced, until at least 30 days' prior written notice has been given to the Contractor.

  11.4.7 Waivers of Subrogation. The Owner and Contractor waive all rights against (1) each other and any of their subcontractors, sub-subcontractors, agents and employees, each of the other, and (2) the Architect, Architect's consultants, separate contractors described in Article 6, if any, and any of their subcontractors, sub-subcontractors, agents and employees, for damages caused by fire or other causes of loss to the extent covered by property insurance obtained pursuant to this Paragraph 11.4 or other property insurance applicable to the Work, except such rights as they have to proceeds of such insurance held by the Owner as fiduciary. The Owner or Contractor, as appropriate, shall require of the Architect, Architect's consultants, separate contractors described in Article 6, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

  11.4.8 A loss insured under Owner's property insurance shall be adjusted by the Owner as fiduciary and made payable to the Owner as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Subparagraph 11.4.10. The Contractor shall pay Subcontractors their just shares of insurance proceeds received by the Contractor, and by appropriate agreements, written where legally required for validity, shall require Subcontractors to make payments to their Sub-subcontractors in similar manner.

  11.4.9 If required in writing by a party in interest, the Owner as fiduciary shall, upon occurrence of an insured loss, give bond for proper performance of the Owner's duties. The cost of required bonds shall be charged against proceeds received as fiduciary. The Owner shall deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach, or in accordance with an arbitration award in which case the procedure shall be as provided in Paragraph 4.6. If after such loss no other special agreement is made and unless the Owner terminates the Contract for convenience, replacement of damaged property shall be performed by the Contractor after notification of a Change in the Work in accordance with Article 7.

  11.4.10 The Owner as fiduciary shall have power to adjust and settle a loss with insurers unless one of the parties in interest shall object in writing within five days after occurrence of loss to the Owner's exercise of this power; if such objection is made, the dispute shall be resolved as provided in Paragraphs 4.5 and 4.6. The Owner as fiduciary shall, in the case of arbitration, make settlement with insurers in accordance with directions of the arbitrators. If distribution of insurance proceeds by arbitration is required, the arbitrators will direct such distribution.

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #35

  11.5  PERFORMANCE BOND AND PAYMENT BOND
  11.5.1 The Owner shall have the right to require the Contractor to furnish bonds covering faithful performance of the Contract and payment of obligations arising thereunder as stipulated in bidding requirements or specifically required in the Contract Documents on the date of execution of the Contract.

  11.5.2 Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Contract, the Contractor shall promptly furnish a copy of the bonds or shall permit a copy to be made.

ARTICLE 12 UNCOVERING AND CORRECTION OF WORK
  12.1  UNCOVERING OF WORK
  12.1.1 If a portion of the Work is covered contrary to the Architect's request or to requirements specifically expressed in the Contract Documents, it must, if required in writing by the Architect, be uncovered for the Architect's examination and be replaced at the Contractor's expense without change in the Contract Time.

  12.1.2 If a portion of the Work has been covered which the Architect has not specifically requested to examine prior to its being covered, the Architect may request to see such Work and it shall be uncovered by the Contractor. If such Work is in accordance with the Contract Documents, costs of uncovering and replacement shall, by appropriate Change Order, be at the Owner's expense. If such Work is not in accordance with the Contract Documents, correction shall be at the Contractor's expense unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs.

  12.2  CORRECTION OF WORK
  12.2.1  BEFORE OR AFTER SUBSTANTIAL COMPLETION
  12.2.1.1 The Contractor shall promptly correct Work rejected by the Architect or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections and compensation for the Architect's services and expenses made necessary thereby, shall be at the Contractor's expense.

  12.2.2  AFTER SUBSTANTIAL COMPLETION
  12.2.2.1 In addition to the Contractor's obligations under Paragraph 3.5, if, within one year after the date of Substantial Completion of the Work or designated portion thereof or after the date for commencement of warranties established under Subparagraph 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Contractor shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Contractor a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of Work, if the Owner fails to notify the Contractor and give the Contractor an opportunity to make the correction, the Owner waives the rights to require correction by the Contractor and to make a claim for breach of warranty. If the Contractor fails to correct nonconforming Work within a reasonable time during that period after receipt of notice from the Owner or Architect, the Owner may correct it in accordance with Paragraph 2.4.

  12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work.

  12.2.2.3 The one-year period for correction of Work shall not be extended by corrective Work performed by the Contractor pursuant to this Paragraph 12.2.

  12.2.3 The Contractor shall remove from the site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Contractor nor accepted by the Owner.

  12.2.4 The Contractor shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate contractors caused by the Contractor's correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #36

  12.2.5 Nothing contained in this Paragraph 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Contractor might have under the Contract Documents. Establishment of the one-year period for correction of Work as described in Subparagraph 12.2.2 relates only to the specific obligation of the Contractor to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Contractor's liability with respect to the Contractor's obligations other than specifically to correct the Work.

  12.3  ACCEPTANCE OF NONCONFORMING WORK
  12.3.1 If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

ARTICLE 13 MISCELLANEOUS PROVISIONS
  13.1  GOVERNING LAW
  13.1.1 The Contract shall be governed by the law of the place where the Project is located.

  13.2  SUCCESSORS AND ASSIGNS
  13.2.1 The Owner and Contractor respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Except as provided in Subparagraph 13.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

  13.2.2 The Owner may, without consent of the Contractor, assign the Contract to an institutional lender providing construction financing for the Project. In such event, the lender shall assume the Owner's rights and obligations under the Contract Documents. The Contractor shall execute all consents reasonably required to facilitate such assignment.

  13.3  WRITTEN NOTICE
  13.3.1 Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail to the last business address known to the party giving notice.

  13.4  RIGHTS AND REMEDIES
  13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

  13.4.2 No action or failure to act by the Owner, Architect or Contractor shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

  13.5  TESTS AND INSPECTIONS
  13.5.1 Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Contractor shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Contractor shall give the Architect timely notice of when and where tests and inspections are to be made so that the Architect may be present for such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

  13.5.2 If the Architect, Owner or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Subparagraph 13.5.1, the Architect will, upon written authorization from the Owner, instruct the Contractor to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Contractor shall give timely notice to the Architect of when and

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000 -- Page #37 where tests and inspections are to be made so that the Architect may be present for such procedures. Such costs, except as provided in Subparagraph 13.5.3, shall be at the Owner's expense.

  13.5.3 If such procedures for testing, inspection or approval under Subparagraphs 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure including those of repeated procedures and compensation for the Architect's services and expenses shall be at the Contractor's expense.

  13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Contractor and promptly delivered to the Architect.

  13.5.5 If the Architect is to observe tests, inspections or approvals required by the Contract Documents, the Architect will do so promptly and, where practicable, at the normal place of testing.

  13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

  13.6  INTEREST
  13.6.1 Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at such rate as the parties may agree upon in writing or, in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.

  13.7  COMMENCEMENT OF STATUTORY LIMITATION PERIOD
  13.7.1  As between the Owner and Contractor:

      .1 Before Substantial Completion. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than such date of Substantial Completion;

      .2 Between Substantial Completion and Final Certificate for Payment. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of issuance of the final Certificate for Payment; and

      .3 After Final Certificate for Payment. As to acts or failures to act occurring after the relevant date of issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Contractor pursuant to any Warranty provided under Paragraph 3.5, the date of any correction of the Work or failure to correct the Work by the Contractor under Paragraph 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Contractor or Owner, whichever occurs last.

ARTICLE 14 TERMINATION OR SUSPENSION OF THE CONTRACT
  14.1  TERMINATION BY THE CONTRACTOR
  14.1.1 The Contractor may terminate the Contract if the Work is stopped for a period of 30 consecutive days through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, for any of the following reasons:

      .1 issuance of an order of a court or other public authority having jurisdiction which requires all Work to be stopped;

      .2 an act of government, such as a declaration of national emergency which requires all Work to be stopped;

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #38

      .3 because the Architect has not issued a Certificate for Payment and has not notified the Contractor of the reason for withholding certification as provided in Subparagraph 9.4.1, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Contract Documents; or

      .4 the Owner has failed to furnish to the Contractor promptly, upon the Contractor's request, reasonable evidence as required by Subparagraph 2.2.1.

  14.1.2 The Contractor may terminate the Contract if, through no act or fault of the Contractor or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Contractor, repeated suspensions, delays or interruptions of the entire Work by the Owner as described in Paragraph 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less.

  14.1.3 If one of the reasons described in Subparagraph 14.1.1 or 14.1.2 exists, the Contractor may, upon seven days' written notice to the Owner and Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

  14.1.4 If the Work is stopped for a period of 60 consecutive days through no act or fault of the Contractor or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Contractor because the Owner has persistently failed to fulfill the Owner's obligations under the Contract Documents with respect to matters important to the progress of the Work, the Contractor may, upon seven additional days' written notice to the Owner and the Architect, terminate the Contract and recover from the Owner as provided in Subparagraph 14.1.3.

  14.2  TERMINATION BY THE OWNER FOR CAUSE
  14.2.1  The Owner may terminate the Contract if the Contractor:

      .1 persistently or repeatedly refuses or fails to supply enough properly skilled workers or proper materials;

      .2 fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Contractor and the Subcontractors;

      .3 persistently disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction; or

      .4 otherwise is guilty of substantial breach of a provision of the Contract Documents.

  14.2.2 When any of the above reasons exist, the Owner, upon certification by the Architect that sufficient cause exists to justify such action, may without prejudice to any other rights or remedies of the Owner and after giving the Contractor and the Contractor's surety, if any, seven days' written notice, terminate employment of the Contractor and may, subject to any prior rights of the surety:

      .1 take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Contractor;

      .2  accept assignment of subcontracts pursuant to Paragraph 5.4; and

      .3 finish the Work by whatever reasonable method the Owner may deem expedient. Upon request of the Contractor, the Owner shall furnish to the Contractor a detailed accounting of the costs incurred by the Owner in finishing the Work.

  14.2.3 When the Owner terminates the Contract for one of the reasons stated in Subparagraph 14.2.1, the Contractor shall not be entitled to receive further payment until the Work is finished.

--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #39

  14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architect's services and expenses made necessary thereby, and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Contractor. If such costs and damages exceed the unpaid balance, the Contractor shall pay the difference to the Owner. The amount to be paid to the Contractor or Owner, as the case may be, shall be certified by the Architect, upon application, and this obligation for payment shall survive termination of the Contract.

  14.3  SUSPENSION BY THE OWNER FOR CONVENIENCE
  14.3.1 The Owner may, without cause, order the Contractor in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

  14.3.2 The Contract Sum and Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Subparagraph 14.3.1. Adjustment of the Contract Sum shall include profit. No adjustment shall be made to the extent:

      .1 that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Contractor is responsible; or

      .2 that an equitable adjustment is made or denied under another provision of the Contract.

  14.4  TERMINATION BY THE OWNER FOR CONVENIENCE
  14.4.1 The Owner may, at any time, terminate the Contract for the Owner's convenience and without cause.

  14.4.2 Upon receipt of written notice from the Owner of such termination for the Owner's convenience, the Contractor shall:

      .1  cease operations as directed by the Owner in the notice;

      .2 take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and

      .3 except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders.

  14.4.3 In case of such termination for the Owner's convenience, the Contractor shall be entitled to receive payment for Work executed, and costs incurred by reason of such termination, along with reasonable overhead and profit on the Work not executed.


--------------------------------------------------------------------------------

 AIA DOCUMENT A201-GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                     Electronic Format A201-1997
                                         User Document:  97A201.CON -- 7/8/1999.
               AIA License Number 108391, which expires on 4/6/2000  -- Page #40

                          SUPPLEMENTARY CONDITIONS TO
                  AIA DOCUMENT A111 - 1997 ELECTRONIC FORMAT
                      STANDARD FORM OF AGREEMENT BETWEEN
                 OWNER-CONTRACTOR WHERE THE BASIS FOR PAYMENT
                      IS THE COST OF THE WORK PLUS A FEE
                  WITH A NEGOTIATED GUARANTEED MAXIMUM PRICE
                              DATED JULY 30, 1999


                                by and between


                     HOLLYWOOD CASINO SHREVEPORT ("Owner")


                                      and


                       BROADMOOR ANDERSON ("Contractor")

     THE STANDARD FORM OF AGREEMENT BETWEEN OWNER-CONTRACTOR WHERE THE BASIS FOR PAYMENT IS THE COST OF THE WORK PLUS A FEE WITH A NEGOTIATED GUARANTEED MAXIMUM PRICE, AIA Document A111 - 1997 Electronic Format, Articles 1 through 16, dated July 30, 1999, to which these Supplementary Conditions are attached (the "Agreement"), shall govern the relationship between Owner and Contractor except as amended and supplemented by these Supplementary Conditions and any other amendment thereto identified in Article 15 of the Agreement and any amendments or Supplementary Conditions to such amendment. The purpose of these Supplementary Conditions is to amend and supplement (and, some cases, void portions of) the Agreement. Accordingly, the Agreement is hereby amended and supplemented (or voided) as hereafter set forth and, except as hereby amended and supplemented (or voided), shall remain in full force and effect. The Article and Paragraph numbers set forth in these Supplementary Conditions correspond to the Article and Paragraph numbers set forth in the Agreement. Any term used herein with initial capital letters that is not otherwise defined herein shall have the same meaning ascribed to such term in the Agreement.

                                   ARTICLE 1
                                   ---------

                             THE CONTRACT DOCUMENTS
                             ----------------------

1.   Article 1:  Delete the last sentence of Article 1 in its entirety.


                                   ARTICLE 4
                                   -------

                DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION
                -----------------------------------------------

2. Article 4, Paragraph 4.1: Paragraph 4.1 is hereby deleted in its entirety and the following inserted in lieu thereof:

          The date of commencement of the Work shall be the date fixed in a notice to proceed issued by the Owner to the Contractor. Prior to the time that Owner issues its notice to proceed, Owner shall deliver to Contractor a surety bond, in the amount of Ten Million and No/100 Dollars ($10,000,000.00) (the "Owner's Bond"), to secure performance of Owner's payment obligations to Contractor under the Contract. The surety issuing the Owner's Bond and the form of the Owner's Bond shall be mutually agreed upon by Owner and Contractor. Each of Owner and Contractor shall act in good faith and reasonably in determining whether to approve the surety issuing the Owner's Bond and the form of the Owner's Bond. So long as Contractor is not in default under the Contract, Contractor shall be entitled to draw upon the Owner's Bond in the event Owner fails to pay Contractor amounts due under the Contract for Work properly performed, after the expiration of all applicable grace or cure periods under the Contract Documents. Owner shall pay for the Owner's Bond in the first instance, but Contractor, within thirty (30) days from its receipt of the Owner's Bond from Owner, shall reimburse Owner for the actual cost of the Owner's Bond, such reimbursement not to exceed One Hundred Fifty Thousand and No/100 Dollars ($150,000.00). Owner shall not be entitled to reimbursement from Contractor of actual costs for the Owner's Bond in excess of One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) and Owner shall pay such excess as its own cost and expense.

3. Article 4, Paragraph 4.3: Paragraph 4.3 is hereby deleted in its entirety and the following inserted in lieu thereof:

          The Contractor shall achieve Substantial Completion of the entire Work not later than the date (the "Substantial Completion Date") which is four hundred twenty eight (428) days after the date that Owner issues a notice to proceed pursuant to Paragraph 4.1 of this Agreement, subject to adjustments of this Contract Time as provided in the Contract Documents; provided, however, in the event that Owner fails to issue a notice to proceed to Contractor pursuant to Paragraph 4.1 of this Agreement on or before September 1, 1999, the Substantial Completion Date shall be extended by up to, but not more than, forty-five (45) days, as may be mutually agreed upon in writing by Owner and Contractor. In deciding how many extra days by which the Substantial Completion Date shall be extended, Owner and Contractor only shall consider the effect and impact upon the construction schedule of the issuance of the aforesaid notice to proceed after September 1, 1999. In all such negotiations, the parties shall act reasonably and in good faith. In the event that Contractor has not achieved Substantial Completion of the entire Work by the Substantial Completion Date, subject to adjustments of the Contract Time as provided in the Contract Documents, Contractor shall pay to Owner liquidated damages in an amount equal to Thirty-Five Thousand and No/100 Dollars ($35,000.00) for each day on and after the Substantial Completion Date, as this Contract Time may be adjusted as provided in the Contract Documents, that Substantial Completion of the entire Work is not achieved, up to a maximum amount of one Million and No/100 Dollars ($1,000,000.00). Owner, in its sole discretion, shall have the right to offset said liquidated damages against amounts owing by Owner to Contractor under this Agreement in lieu of receiving direct payment of said liquidated damages directly from Contractor. Said liquidated damages shall be in lieu of all other damages for failure to achieve Substantial Completion of the entire Work within the Contract Time as aforesaid, but Owner shall have all other rights and remedies available to it under this Agreement and at law and in equity for any other default by Contractor under this Agreement. Further, notwithstanding any provision of the Contract Documents to the contrary, Contractor shall prepare, for the written approval of Owner, a schedule of construction setting forth milestone dates for Owner action necessary for the Contractor to maintain its schedule of construction. Such schedule of construction shall be modified from time to time, one or more times, as may be mutually agreed upon in writing by Owner and Contractor during the progress of the Work. Owner shall endeavor to achieve the action required of it by said milestone dates, but Owner shall not be in default under the Contract if it is unable to do so after good faith effort. If the Owner, however, fails to complete action required of it by any milestone date set forth in the schedule of construction, the Contract Time shall be adjusted by Change Order as may be mutually agreed upon by Owner and Contractor.


                                   ARTICLE 5
                                   ---------

                               BASIS FOR PAYMENT
                               -----------------

4. Article 5, Paragraph 5.1.2: Paragraph 5.1.2 is hereby deleted in its entirety and the following inserted in lieu thereof:

          The Contractor's Fee shall equal three and one-half percent (3.5%) of the Cost of the Work as defined in Article 7 hereof.

5. Article 5, Paragraph 5.2.2: Paragraph 5.2.2 is hereby deleted in its entirety.

                                   ARTICLE 6
                                   ---------

                              CHANGES IN THE WORK
                              -------------------

6. Article 6, Paragraph 6.1: Delete Paragraph 6.1 in its entirety and insert the following in lieu thereof:

          Adjustments to the Guaranteed Maximum Price on account of changes in the Work shall be by Change Order only based upon the estimated Cost of the Work resulting from such changes in the Work and the Contractor's Fee calculated on such estimated Cost of the Work for such changes in the Work. Such adjustments may result in increases or decreases to the Guaranteed Maximum Price as set forth in AIA Document A201 - 1997 - Electronic Format, as supplemented by Supplementary Conditions thereto identified in Paragraph 15.1.3 of this Agreement.

7.   Article 6, Paragraph 6.2:  Paragraph 6.2 is hereby deleted in its entirety.

8.   Article 6, Paragraph 6.3:  Paragraph 6.3 is hereby deleted in its entirety.

9. Article 6. Paragraph 6.4: Paragraph 6.4 is hereby deleted in its entirety.

                                   ARTICLE 7
                                   -------

                             COSTS TO BE REIMBURSED
                             ----------------------

10. Article 7, Paragraph 7.2.2: The following is hereby added to the end of Paragraph 7.2.2:

          Schedule 7.2.2, attached hereto, identifies the Contractor's supervisory and administrative personnel, not stationed at the site of the Project, whose wages and salaries have been approved by the Owner as a Cost of the Work.

11. Article 7, Paragraph 7.3.1: Insert the words "to be" after the word "Payments".

12. Article 7, Paragraph 7.5.2: Insert the following at the end of Paragraph 7.5.2:

          Rental charges for temporary facilities, machinery, equipment or hand tools provided by Contractor or any of its partners or any of their respective affiliates, and cost of transportation, installation, minor repairs and replacements, dismantling and removal thereof, shall be at or below market rates.

13. Article 7, Paragraph 7.6.4: In line one, after the word "required", insert the words "of the Contractor".

14.  Article 7, Paragraph 7.7.1:  After the word "Owner" insert the following:

          ; provided, however, the advance written approval of Owner shall not be required for other costs incurred in the performance of the Work if such other costs are reasonably necessary or required for the advancement, furtherance and performance of the Work and such other costs are, with respect to any single expenditure, less than Five Thousand and No/100 Dollars ($5,000.00).

15.  Article 7, Paragraph 7.8:  The following is added as a new Paragraph 7.8:

          Contractor represents and warrants that all Costs to be reimbursed, as set forth in Paragraph 7.1 through and including 7.7 of this Agreement, are included in the Guaranteed Maximum Price and shall be identified in all schedules of values delivered to Owner pursuant to the Contract Documents.

                                   ARTICLE 8
                                   ---------

                           COSTS NOT TO BE REIMBURSED
                           --------------------------

16. Article 8, Paragraph 8.1.8: After the word "Owner", insert the words "which result in an increase to the Guaranteed Maximum Price,".


                                   ARTICLE 9
                                   ---------

                         DISCOUNTS, REBATES AND REFUNDS
                         ------------------------------

17. Article 9, Paragraph 9.1: The first sentence is hereby deleted and the following inserted in lieu thereof:

          Cash Discounts obtained on payments made by the Contractor shall accrue to the Owner in all instances.


                                   ARTICLE 10
                                   ----------

                       SUBCONTRACTS AND OTHER AGREEMENTS
                       ---------------------------------

18. Article 10, Paragraph 10.1: In line one, after the word "personnel", insert the words "or through its affiliates or affiliates of its partners". In line four, after the word "Architect", insert the words "and Owner". Insert the following as a new sentence at the end of this Paragraph:

          Owner shall have the right to reject any Subcontractor at any tier and any supplier of materials and/or equipment fabricated especially for the Work.

19. Article 10, Paragraph 10.2: In line one, after the word "Architect", insert the words "and Owner". Also renumber Paragraph 10.2 as "Paragraph 10.2.1".

20.  Article 10, Paragraph 10.2.2:  Insert the following as new paragraph
     10.2.2:

          If the Owner rejects any Subcontractor or supplier pursuant to Paragraph 10.1, the Contract Time and the Guaranteed Maximum Price shall be adjusted to the full extent of any delays and increases in costs attributable to such rejection.

21. Article 10, Paragraph 10.3: In line two, insert the word "written" after the word "prior".


                                  ARTICLE 12
                                  ----------

                                   PAYMENTS
                                   --------

22. Article 12, Paragraph 12.1.2: Paragraph 12.1.2 is hereby deleted in its entirety and the following inserted in lieu thereof:

          Contractor shall submit an Application for Payment to Owner monthly for unbilled Work performed by the Contractor through the cut-off date (individually, a "Cut-Off Date") set forth on Schedule 12.1.2 hereto for the month in which the relevant Application for Payment is submitted to Owner by Contractor. An Application for Payment prepared through a particular Cut-Off Date must be received by Owner no later than the corresponding invoice due date (individually, an "Invoice Due Date") set forth on Schedule 12.1.2 hereto. An Application for Payment through a particular Cut-off Date shall cover the period commencing on the day following the immediately preceding Cut-Off Date and ending on the Cut-Off Date for such Application for Payment. All Applications for Payments for Work properly executed by Contractor which are submitted to Owner by the relevant Invoice Due Date, together with the lien waivers and other items required by AIA Document A201 - 1997 Electronic Format, as supplemented by the Supplementary Conditions described in Paragraph 15.1.3 of this Agreement, shall be paid by Owner on or before the fifteenth (15th) day of the calendar month following the calendar month in which the Cut-Off Date for the submitted Application for Payment occurs. For purposes of this Agreement, the delivery of such payment to an overnight courier, addressed for delivery to Contractor, or the wire transfer of such payment to an account designated by Contractor by written notice to Owner (which notice shall include sufficient and accurate wiring instructions), shall constitute payment hereunder.
          The lien waivers shall encompass all previous Applications for Payment which have been paid and shall also include a waiver of statutory claims, liens and privileges for the amount included in the Application for Payment submitted therewith which shall be contingent and effective only upon receipt by Contractor of such payment. Applications for Payments unpaid thirty (30) days after the date payment is due thereon shall bear interest at the rate of twelve percent (12%) per annum from the date due until paid.

23. Article 12, Paragraph 12.1.3: Paragraph 12.1.3 is hereby deleted in its entirety and the following inserted in lieu thereof:

          Applications for Payment which are not received within the time period set forth in Paragraph 12.1.2 of this Agreement shall not be considered timely received and shall be deemed received on the following Invoice Due Date.

24. Article 12, Paragraph 12.1.4: In line two, delete the words "or Architect" and insert the words ", Architect, Owner's lenders or Owner's lenders' construction auditors" in lieu thereof. Insert the following at the end of this Paragraph:

          ; provided Contractor shall not be required to provide Owner's lenders or Owner's lenders construction auditors with any evidence which is contrary to the terms of the Contract Documents.

25. Article 12, Paragraph 12.1.5: In line four, after the word "Architect", insert the words "or Owner". In line five, after the word "Architect", insert the words "or Owner" in lieu thereof.

26. Article 12, Paragraph 12.1.7.3: In line one, delete the words "less retainage of __________ percent (____%)" and insert the words "less retainage in the percentages set forth in Subparagraph 9.6.1.1 of AIA Document A201 - 1997 - Electronic Format, as supplemented by the Supplementary Conditions thereto described in Paragraph 15.1.3 of this Agreement (i.e., five percent (5%) on all progress payments made to Contractor)". In lines two, three and four, delete the words "or, if the Contractor's Fee-is stated as a fixed sum in that Subparagraph, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work in the two preceding Clauses bears to a reasonable estimate of the probable Cost of the Work upon its completion" in their entirety.

27. Article 12, Paragraph 12.1.8: Delete the first sentence in its entirety and insert the following in lieu thereof:

          Except with the Owner's prior approval, payments to Subcontractors shall be subject to retainage of not less than the percentage of retainage then in effect between Owner and Contractor.

28. Article 12, Paragraph 12.1.9: In line one, after the word "Architect", insert the words "and Owner". In line two, delete the word "and" and insert the words ",and the certification by Architect of amounts due to Contractor" in lieu thereof.

29. Article 12, Paragraph 12.2.2: In line two, delete the punctuation and words ", or as follows:" and insert a period in lieu thereof.

30. Article 12, Paragraph 12.2.3: In line two, after the word "Architect", insert the words "and Owner".

31.  Article 12, Paragraph 12.2.6:  Insert the following as a new Paragraph
     12.2.6:

          In order to encourage Contractor to reduce the Cost of the Work where possible, if the actual Contract Sum for the entire Work is less than the Guaranteed Maximum Price, Owner agrees that, at the time that Owner's final payment to the Contractor is due, Owner shall calculate the difference between the Guaranteed Maximum Price and the actual Contract Sum, i.e., the Cost of the Work and the Contractor's Fee, for the Work paid to Contractor (the "Cost Savings"), and Owner shall pay to Contractor, thirty percent (30%) of the Cost Savings.

32. Article 12, Paragraph 12.2.7: The following is added as a new Paragraph 12.2.7:

          In order to encourage Contractor to achieve Substantial Completion of the entire Work within the Contract Time, as adjusted as provided in the Contract Documents, if Substantial Completion of the entire Work is completed within the Contract Time, as adjusted as provided in the Contract Documents and the actual Contract Sum for the entire Work is less than the Guaranteed Maximum Price, in lieu of the payment to Contractor pursuant to Paragraph 12.2.6, Owner shall pay to Contractor an amount equal to the sum of (i) that portion of the Cost Savings equal to or less than Three Hundred Forty-Three Thousand Five

          Hundred Forty-Six and No/100 Dollars ($343,546.00), i.e., one-half of one percent (0.5%) of the Guaranteed Maximum Price, and (ii) thirty percent (30%) of the Cost Savings in excess of Three Hundred Forty-Three Thousand Five Hundred Forty-Six and No/100 Dollars ($343,546.00).

33.  Article 12, Paragraph 12.2.7:  Insert the following as a new Paragraph
     12.2.7:

          Contractor acknowledges and agrees that under no circumstances shall Contractor be entitled to request a reduction or elimination of retainage provided for by the Contract Documents, and Contractor hereby consents to retainage of amounts owing to Contractor under the Contract Documents in accordance with the terms and conditions of the Contract Documents.


                                   ARTICLE 13
                                   ----------

                           TERMINATION OR SUSPENSION
                           -------------------------

34. Article 13, Paragraph 13.1: Delete the second sentence of this Paragraph in its entirety.

35. Article 13, Paragraph 13.2: Delete the second sentence of this Paragraph in its entirety.

36.  Article 13, Paragraph 13.2.1:  Delete Paragraph 13.2.1 in its entirety.

37.  Article 13, Paragraph 13.2.2:  Delete Paragraph 13.2.2 in its entirety.

38.  Article 13, Paragraph 13.2.3:  Delete Paragraph 13.2.3 in its entirety.

39. Article 13, Paragraph 13.3: Paragraph 13.3 is hereby deleted in its entirety.

40. Article 13, Paragraph 13.4: Paragraph 13.4 is hereby deleted in its entirety and the following inserted in lieu thereof:

          The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201 - 1997 - Electronic Format, as supplemented by the Supplementary Conditions thereto described in Paragraph 15.1.3 of this Agreement.

                                  ARTICLE 14
                                  ----------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

41. Article 14, Paragraph 14.2: Paragraph 14.2 is hereby deleted in its entirety.

42. Article 14, Paragraph 14.6: Paragraph 14.6 is hereby deleted in its entirety and the following inserted in lieu thereof:

          Owner and Contractor agree that the effectiveness of this Agreement shall be subject to the condition precedent that Owner secure financing on terms and conditions acceptable to Owner, in its sole discretion, for the construction of the Project. In the event that such financing is not in place on or before November 1, 1999, either Owner or Contractor may terminate this Agreement by written notice to the other, in which event this Agreement shall terminate and be without any further force or effect and Owner and Contractor each shall be relieved of their respective obligations hereunder.


                                  ARTICLE 16
                                  ----------

                              INSURANCE AND BONDS
                              -------------------

43.  Article 16, Paragraph 16.1:  Insert the following as a new Paragraph 16.1:

          Contractor shall comply with all of the insurance and bonding requirements set forth in the Contract Documents. Unless Owner otherwise agrees in writing, Contractor also shall cause each of its Subcontractors at each tier to comply with all of the insurance requirements set forth in the Contract Documents.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Owner and Contractor have caused these Supplementary Conditions to be executed effective the _____ day of July, 1999.


OWNER"                                  "CONTRACTOR"

HOLLYWOOD CASINO SHREVEPORT             BROADMOOR ANDERSON

BY:  HCS I, INC., its managing          BY:  ROY ANDERSON CORP.,
     general partner                         its venturer


     BY:   /s/ Jack E. Pratt                 BY: /s/ Roy Anderson, III
        ------------------------                ---------------------------
     ITS:  Chairman and Chief                    Roy Anderson, III
         -----------------------                 its President
           Executive Officer
         -----------------------

                                        BY:  BROADMOOR, its venturer



                                             BY: /s/ John Stewart
                                                ---------------------------
                                                 John Stewart
                                                 its President

             SUPPLEMENTARY CONDITIONS TO GENERAL CONDITIONS OF THE
                          OWNER-CONTRACTOR AGREEMENT


                                by and between


                      HOLLYWOOD CASINO SHREVEPORT, Owner


                                      and


                        BROADMOOR ANDERSON, Contractor

     THESE SUPPLEMENTARY CONDITIONS shall modify, delete from and add and replace by substitution to the "General Conditions of the Contract for Construction", AIA Document A201, Fourteenth Edition, AIA, 1997. Where any Article, Paragraph, Subparagraph or Clause of the General Conditions or any part thereof is modified or deleted by these Supplementary Conditions, the unaltered provisions of that Article, Paragraph, Subparagraph or Clause shall remain in effect.

                                   ARTICLE 1
                                   ---------

                               CONTRACT DOCUMENTS
                               ------------------

     1.1.2. Add immediately after the word "obligations" in the last sentence of Subparagraph 1.1.1 the words "of Contractor".

     1.2.1   Add the following to the end of Subparagraph 1.2.1:


             In the event of conflicts or discrepancies among the Contract Documents, interpretations will be based on the following priorities.
             (i) Modifications, with those of later date having precedence over those of earlier date.

             (ii) Addenda, with those of later date having precedence over those of earlier date.

             (iii)  The Agreement.

             (iv)   The Supplementary Conditions and Special Conditions.

             (v)    The General Conditions of the Contract for Construction.

             (vi)   Drawings and Specifications.

             (vii)  Other materials forming part of the Project Manual.

             In the case of an inconsistency between Drawings and Specifications or within or between any Contract Document not clarified by Addendum, the most stringent shall govern and the better quality or greater quantity of Work shall be provided in accordance with the Architect's interpretation notwithstanding the aforesaid hierarchy.

     1.5.2.  Add the following at the end of Subparagraph 1.5.2.:

             and that the Subcontractors, manufacturers and suppliers engaged or to be engaged by Contractor are and will be familiar with the requirements for performance by them of their obligations.

     1.6.1.  Delete Subparagraph  1.6.1.  and substitute in lieu thereof:

             All Drawings, Specifications and other documents prepared by the Architect are and shall remain the property of the Owner, and Owner shall retain all common law, statutory and other reserved rights with respect thereto. They shall not be used on any other project without the prior written consent of the Owner, and Contractor shall take such action as may be necessary to prevent their use on any other project or for additions to the Project outside the scope of the Work by any Subcontractor, Sub-subcontractor or material or equipment supplier. The Contractor, Subcontractors, Sub-subcontractors and material and equipment suppliers are granted a limited license to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect appropriate to and for use in the execution of their Work under the Contract Documents. All copies made under this license shall bear the statutory copyright notice, if any, shown on the Drawings, Specifications and other documents prepared by the Architect. Submittals or distributions necessary to meet official regulatory requirements or for other purposes relating to completion of the Project are not to be construed as a publication in derogation of the Owner's copyright or other reserved rights.

                                   ARTICLE 2
                                   ---------

                                     OWNER
                                     -----

     2.1.2. Delete the second sentence of Subparagraph 2.1.2. in its entirety and insert the following in lieu thereof:

             Such information shall include a legal description of the property leased by Owner from the City of Shreveport upon which the Project is to be constructed.

     2.2.5. Delete Subparagraph 2.2.5. and substitute in lieu thereof the following:

             The Contractor will be furnished one (1) electronic/digital version of the Drawings and Specifications for execution of the Work and from which Contractor shall have the right, pursuant to the license described in Subparagraph 1. 6. 1, to reproduce copies thereof, but only for the limited purpose of executing the Work.

     2.3.1. Delete the word "persistently" in the first sentence of Subparagraph 2.3.1. In addition, delete the clause ", except to the extent required by Subparagraph 6.1.3, at the end of Subparagraph 2.3.1., and insert at the end of Subparagraph 2.3.1. the following:

             This right shall be in addition to, and not in restriction of, the Owner's rights under Paragraph 12.2.

     2.4.1. Delete the first two sentences of Subparagraph 2.4.1. and substitute the following in lieu thereof:

             If the Contractor defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a seven-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the owner may, without prejudice to other remedies the Owner may have, commence and continue to carry out the Work.

     Delete the fourth sentence of Subparagraph 2.4.1. in its entirety. Add at the end of Subparagraph 2.4.1. the following sentence:

             The right of the owner to stop the Work pursuant to this Subparagraph 2.4.1. shall not give rise to any duty on the part of the Owner to exercise this right for the benefit of the Contractor or any other person or entity.

                                   ARTICLE 3
                                   ---------

                                   CONTRACTOR
                                   ----------

     3.1.4 Insert the following as new Subparagraphs 3.1.4, 3.1.5, 3.1.6, 3.1.7, 3.1.8, 3.1.9, 3.1.10, 3.1.11, 3.1.12, 3.1.13 and 3.1.14:

               3.1.4 By its execution of the Agreement, the Contractor represents and warrants to Owner that:

               .1 It is an expert in the construction of riverboat casino projects of similar size and complexity as that which is represented by the Contract Documents.

               .2 The Bid Documents/Progress Prints convey the requisite scope of all the Work, and are sufficient, without more, to propose, submit and agree upon the Guaranteed Maximum Price for the performance of the Work.

               .3 The Guaranteed Maximum Price is sufficient to provide for any work not shown on the Scope Documents that may be reasonable and necessary to provide the Owner with complete and operable facilities in accordance with the design intent of the Bid Documents.

               .4 The Guaranteed Maximum Price is a reliable and reasonable measure of the projected final cost of construction of the work to the Owner.

               .5 It has carefully reviewed all documents, data and information as may be reasonable and necessary to establish the Guaranteed Maximum Price.

               .6 It has made all investigations necessary and appropriate to obtain a full understanding of the Work to be performed.

               3.1.5 By its execution of the Agreement, the Contractor acknowledges and agrees that the Drawings and Specifications were and are not completed as of the Bid Date and the Contract Award Date. However, the Contractor acknowledges that the Bid Documents were and are sufficient to commence the work and Contractor agrees to proceed with the Work on the basis of the existing Drawings and Specifications in accordance with the agreed upon Project Schedule.

               3.1.6 By its execution of the Agreement, the Contractor agrees that no increase in the Guaranteed Maximum Price or extension of the Contract Time or the scheduled date of Substantial Completion shall be sought by the Contractor unless there are significant changes in the scope, quality, function and the reasonably inferable intent of the Bid Documents subsequent to the date hereof which could not be anticipated by the Contractor based upon its experience and expertise. By its execution of the Agreement, the Contractor represents to Owner that it has consulted with the Owner, Interior Designer, Architect and anyone else the Contractor deems relevant regarding the Scope Documents and the detailing and refinement thereof, and has taken all such matters into `account in calculating the Guaranteed Maximum Price.

               3.1.7 By its execution of the Agreement, the Contractor represents to Owner that it is familiar with the conditions affecting the construction of the Project in the Shreveport, Louisiana area; that it has thoroughly inspected the site of the Project and is completely satisfied as to the conditions at the site of the Project; and that the Guaranteed Maximum Price is the maximum amount of money needed to complete all the Work required and takes into account all foreseeable risks, hazards, and difficulties in connection therewith. By its execution of the Agreement, the Contractor further represents to Owner that it has specifically correlated all of its inspections and observations at the site of the Project with all of the Contract Documents.
               To the Contractor's best skill and knowledge, none of the Contract Documents are in conflict.

               3.1.8 The Contractor has meticulously reviewed the Bid Documents and has consulted with the Owner, Interior Designer, Architect and anyone else the Contractor deems relevant to eliminate all areas of ambiguity and conflict and to confirm that the Guaranteed Maximum Price includes the entire scope of Work as indicated in or reasonably inferable from the Contracts Documents.

               3.1.9 The Contractor recognizes and accepts the relationship of trust and confidence established between the Contractor and the Owner by the Agreement between Owner and Contractor. The Contractor warrants to the Owner that Contractor shall furnish its best skill and judgment and Contractor agrees to cooperate with the Interior Designer, Architect and others in furthering the interests of the Owner. The Contractor also warrants to furnish efficient business administration and superintendence and to use best efforts to furnish at all times an adequate supply of workmen and materials, and to perform the Work in the best way and in the most expeditious and economical manner consistent with the interests of the Owner.

               3.1.10 The Contractor warrants and represents that it has received, and fully understands the construction phase excerpt from Owner's lease with the City of Shreveport attached hereto as
               Schedule 3.1.10 and that the Guaranteed Maximum Price for the Project fully incorporates the requirements of said excerpt.

               3.1.11 In the Contractor's formulation of the proposed Guaranteed Maximum Price and its anticipated schedule for the Project, Contractor acknowledges that it understands that the casino vessel will be delivered to the Project site on the date which is three hundred twelve (312) days after the date that owner issues a notice to proceed to Contractor pursuant to the Agreement; further, that as landside Contractor, it fully understands that the vessel, upon arrival, will not be fully outfitted; further, said Contractor will fully cooperate with the shipyard retained for construction of the vessel so as not to impede the completion of the hotel podium and tower or the work of the vessel contractors. Contractor further warrants that it understands the scheduling impact of said vessel delivery on the overall Project's completion as well as the completion of the vessel basin cofferdam in particular, and it has anticipated this event in preparing the Guaranteed Maximum Price and the Project completion date.

               3.1.12 By its execution of the Agreement, the Contractor warrants that the Guaranteed Maximum Price for the Project represents the scope and intent of the Project as strictly outlined by the Bid Documents. Further, the Contractor has not formulated any value engineering concepts or proposal which are reflected in the submitted Bid Form.

               3.1.13 Notwithstanding anything contained in the Agreement or other Contract Documents to the contrary, for the purposes of Subparagraphs 3.1.4 through 3.1.13 hereof, inclusive, and only such purposes, the Bid Documents and each thereof, and all terms, conditions, covenants, definitions, representations, and warranties therein contained are hereby incorporated herein by reference.

               3.1.14 For the purposes of Paragraph 3.1 and all Subparagraphs thereof, the terms "Bid Documents", "Progress Prints", "Scope Documents", "Bid Date", "Contract Award Date", "Project Schedule", "Interior Designer" and "Bid Form", to the extent not otherwise defined in the Contract Documents, shall have the meanings attributed to such terms (whether or not defined) in the Bid Documents described in the Agreement.

     3.2.1. Delete Subparagraph 3.2.1. and substitute in lieu thereof the following:

              Execution of the Contract by Contractor shall constitute an acknowledgment by the Contractor that the Contract Documents are full and complete and are sufficient to have enabled it to determine the Cost of the Work and the Guaranteed Maximum Price. In addition, if the Contractor performs any construction activity and if it has knowledge of or discovers that any of the Contract Documents contain an error, inconsistency or omission, the Contractor shall be responsible for such performance and shall bear the cost for correction thereof.

     3.3.1. Insert immediately after the word "Contract" the first time it appears in Subparagraph 3.3.1. the words ", including coordination of the duties of all trades".

     3.3.4.   Add the following provision as a new Subparagraph  3.3.4:

              The Contractor shall maintain an adequate inspection system and perform such inspections as will assure that the work performed under the Contract Documents conforms to the requirements of the Contract Documents. Evidence of such inspections shall be furnished to the Architect and Owner upon the request of either. If any of the Work is required to be inspected or approved by any public authority, the Contractor shall cause such inspection or approval to be performed. No inspection performed or failed to be performed by the owner hereunder shall be a waiver of any of the Contractor's obligations hereunder or be construed as an approval or acceptance of the Work or any part thereof.

     3.3.5.   Add the following provision as a new Subparagraph  3.3.5:

              The Contractor acknowledges that it is the Contractor's responsibility to hire all personnel for the proper and diligent prosecution of the work and the Contractor shall use its best efforts to maintain labor peace for the duration of the Project. In the event of a labor dispute, the Contractor shall not be entitled to any increase in the Contract Sum or the Guaranteed Maximum Price.

     3.4.1. Add at the end of Subparagraph 3.4.1 the following sentence: The Contractor shall check all materials and labor entering into the Work and shall keep full detailed accounts thereof.

     3.4.4    Insert the following as a new Subparagraph 3.4.4:

              After the Agreement has been executed, the owner and the Architect will consider a formal request for the substitution of products in place of those specified, but only when:

              (i) The specified product cannot be delivered without project delay;

              (ii)   The specified product has been discontinued;

              (iii) The specified product has been replaced by a superior product;

              (iv)   The specified product cannot be guaranteed as specified;

              (v) The specified product will not fit within the designated space; or,

              (vi) The substitution is otherwise determined by the Architect to be in the Owner's best interest.

              The Architect will make recommendations to the Owner relative to substitutions proposed by the Contractor, but the Owner shall be the sole judge of the acceptability of any proposed substitution. The Architect will issue a Change Order authorizing substitutions approved by owner and revising the Contract Sum and Guaranteed Maximum Price where appropriate.

     3.4.5    Insert the following as a new Subparagraph 3.4.5:

              The making of any request for substitutions pursuant to Subparagraph 3.4.4 shall be deemed to mean that the Contractor:

              (i) represents to the Owner and Architect that the Contractor has personally investigated the proposed substitute product and determined that is equal or superior in all respects to that specified;

              (ii) represents to the Owner and Architect that the contractor will provide a warranty for the substitution which is equal to or better than the Contractor would for the product specified; and,

             (iii) certifies to the owner and Architect that the cost data presented is complete and includes all related costs under the Agreement, including without limitation, the Architect's redesign costs, and waives all claims for additional costs related to the substitution which might subsequently become apparent.

     3.5.1. Add the words "or Owner" immediately after the word "Architect" in the last sentence of Subparagraph 3.5.1.

     3.5.2.  Insert the following as a new Subparagraph  3.5.2:

             The entire Work shall be warranted against defects in materials and workmanship for a period of one (1) year from the date of final acceptance of the Work by the Owner, unless a longer period is indicated otherwise elsewhere in the Contract Documents. The warranty shall specifically provide that all defects in materials and workmanship appearing during the warranty period, as determined by the Architect or the Owner, will be remedied to the satisfaction of the Architect and Owner at no additional cost to the Owner.

     3.7.1.  Add the following language at the end of Subparagraph  3.7.1:

             The Contractor shall procure all certificates of inspection, use, occupancy, permits and licenses, pay all charges and fees and give all notices necessary and incidental to the due and lawful prosecution of the Work. Certificates of inspection, use and occupancy shall be delivered to the Owner upon completion of the work in sufficient time for occupation of the Project in accordance with the approved schedule for the Work. The costs of such procurement, payment and delivery are included within the Contract Sum and Guaranteed Maximum Price.

     3.7.3. Delete Subparagraph 3.7.3 and substitute the following in lieu thereof:

             The Contractor shall not violate any zoning, setback or other locational requirements of applicable laws, codes and ordinances, or of any recorded covenants of which the

             Contractor has knowledge. If the Contractor observes that portions of the Contract Documents are at variance with applicable laws, statutes, ordinances, building codes, rules or regulations, the Contractor promptly shall notify the owner and Architect in writing, and necessary changes shall be accomplished by appropriate Modification.

     3.7.4. Add, immediately after the word "Contractor" the first time it appears in Subparagraph 3.7.4, the words, "any of its Subcontractors or any Sub-subcontractor at any tier".

     3.9.1.  Add the following language at the end of Subparagraph  3.9.1:

             The superintendent shall be satisfactory to the Owner in all respects, and Owner shall have the right to require Contractor to dismiss from the Project any superintendent whose performance is not satisfactory to Owner, and to replace such superintendent with a superintendent satisfactory to Owner. The Contractor shall not replace the superintendent without the consent of the Owner except with another superintendent satisfactory to the Owner in all respects.

     3.9.2.  Add the following provision as a new Subparagraph  3.9.2:

             The list of all supervisory personnel, including the project manager and superintendent, that the Contractor intends to use on the Project and a chain-of -command organizational chart shall be submitted to the Owner for approval. The Contractor shall not engage supervisory personnel or utilize an organization and chain-of-command other than as approved by Owner in writing, and shall not change such personnel or form of organization without the written approval of the Owner. Contractor's project manager and superintendent shall be subject to Owner's approval, and neither of such individuals shall be changed or discharged from the Project by Contractor except with the approval of Owner.

     3.10.1. Delete Subparagraph 3.10.1 and substitute in lieu thereof the following:

             The Contractor, immediately after being awarded the Contract, shall prepare, in consultation with the Owner and Architect, and submit for the owner's and Architect's approval, the Contractor's construction schedule for the Work. The construction schedule shall not exceed time limits then in effect under the Contract Documents, shall be updated and revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Contract Documents, shall provide for expeditious and practicable execution of the Work, shall be responsive to the Work of the Contractor and the pre-opening schedule of the Owner and shall not be modified or extended without the prior approval of the owner in each instance. Contractor will be required to submit a schedule to Owner and Architect from each of its major Subcontractors and equipment suppliers showing dates for submittal of shop drawings and for execution of the Work. These schedules shall fit together in the Contractor's overall schedule to show that the Project can be completed in the allotted time. All schedules shall be submitted to the Owner and Architect within ten (10) working days after award of the Contract for Construction.

     3.10.2. Delete Subparagraph 3.10.2 and substitute in lieu thereof the following:

              The Contractor shall prepare at least monthly a progress report in a form, in sufficient detail, and of a character approved by the Owner for the Project. The progress report shall specify, among, other things, an estimated percentage of completion, whether the Project is on schedule, and if not, the reasons therefor and the new schedule, as well as the number of man-days worked for each category of labor and the projected Work to be completed in the next succeeding month. Accompanying the progress report shall be an updated current Project schedule, and a listing and the status of all Change Orders, Modifications, bulletins and other relevant documents.

              The Contractor also shall prepare not later than thirty (30) days after the Contract is awarded a materials report which shall include a complete list of suppliers and fabricators, items to be purchased from the suppliers or fabricators, time required for fabrication and the scheduled delivery dates for each item to be purchased. As soon as available, the Contractor shall furnish copies of purchase orders to the Owner and Architect.

              The Contractor shall prepare such additional reports as the Owner may request. The Contractor shall hold weekly progress meetings at the Project site, or at such other time and frequency as the Owner requests. Progress of the Work shall be reported in detail with reference to construction schedules. Each interested Subcontractor shall have present a competent representative to report the condition of its Work and to receive information.

              The Contractor shall prepare and keep current, for the Architect's and Owner's approval, a schedule of submittals which shall be coordinated with the Contractor's construction schedule and allow the Architect and Owner reasonable time to review submittals.

     3.11.1. Insert immediately after the word "Work" in the last sentence of Subparagraph 3.11.1 the following:

              and shall be signed by the Contractor, shall certify that they show complete and exact "as-built" conditions, and shall state and identify sizes, kind of materials, vital piping, conduit locations and similar matters.

     3.11.2.  Add the following provision as a new Subparagraph  3.11.2:

              The Contractor shall maintain all approved permit Drawings in a manner so as to make them accessible to governmental inspectors and other authorized agencies. All approved Drawings shall be wrapped, marked and delivered to the owner within thirty (30) days of final acceptance of the Work by Owner.

     3.12.4.  Delete the last sentence of Subparagraph  3.12.4  in its entirety.

     3.12.5.  Delete the last sentence of Subparagraph  3.12.5  in its entirety.

     3.12.11. Insert the following as a new Subparagraph  3.12.11:

               For additional requirements refer to the Project Manual. Where conflicts occur, the most stringent shall govern, or shall be as directed by Architect.

     3.12.12.  Add the following provision as a new Subparagraph  3.12.12:

               Shop drawings for architectural, structural, mechanical and electrical Work shall be submitted for approval to the Owner and Architect.

     3.12.13.  Add the following provision as a new Subparagraph  3.12.13:

               The Contractor shall assemble for the approval of the Owner and the Architect one (1) complete copy of all operating and maintenance data from all manufacturers whose equipment is or will be installed in the Work.

     3.12.14.  Add the following provision as a new Subparagraph  3.12.14:

               The Contractor shall submit to owner one copy of all submissions made to the Architect pursuant to this Paragraph 3.12.

     3.13.2.   Add the following provision as a new Subparagraph  3.13.2:

               The Contractor shall not impede direct access to properties neighboring the Project site by the owners of such properties and their respective tenants, agents, invitees and guests.

     3.15.1.   Insert the following language at the end of Subparagraph  3.15.1:

               The Contractor shall maintain streets and sidewalks around the Project site in a clean condition. The Contractor shall remove all spillage and tracking arising from the performance of the Work from such areas, and shall establish a regular maintenance program of sweeping and hosing to minimize accumulation of dirt and dust upon such areas.

     3.15.3.   Add the following provision as a new Subparagraph  3.15.3:

               The Contractor shall be responsible for broken glass, and at the completion of the Work shall replace all damaged or broken glass. After damaged or broken glass has been replaced, or new glass installed, the Contractor shall remove all labels and wash and polish both sides of all glass.

               In addition to general broom cleaning, the Contractor shall perform the following final cleaning for all trades at completion of the Work:

               .1   remove temporary protections;

               .2 remove marks, stains, fingerprints and other soil or dirt from painted, decorated and natural finished woodwork and other Work;

               .3 remove spots, plaster, soil and paint from ceramic tile, marble and other finished materials, and wash or wipe clean;

               .4 clean fixtures, cabinet work and equipment, removing stains, paint, dirt and dust, and leave same in undamaged, new condition;

               .5 clean aluminum and other metals in accordance with recommendations of the manufacturer; and

               .6 clean resilient floors thoroughly with a well rinsed mop containing only enough moisture to clean off any surface dirt or dust and buff dry by machine to bring the surfaces to sheen.

     3.18.1.   Delete from Subparagraph  3.18.1  the following language:

               provided that such claim, damage, loss or expense is attributable to bodily injury, sicknesses, disease or death, or to injury to or destruction of tangible property (other than the work itself)

In addition, add the following sentence immediately prior to the last sentence of Subparagraph 3.18.1:

               The Contractor shall indemnify and hold harmless the Owner and Owner's lenders, if any, against any assertion of claims for mechanics, liens by Subcontractors, Sub-subcontractors at any tier or material suppliers and against any assertion by security interests by suppliers of goods or materials to the extent of payments made by the Owner to the Contractor for the work performed and goods and materials provided by such persons and entities.

     3.19.1.   Add the following provision as a new Subparagraph  3.19.1:

               The Contractor shall provide all documents, reports and other information requested by any title insurer or lender, but only to the extent such request is not contrary to the terms and conditions of the Contract Documents, and shall cooperate with such insurer and/or lender to the fullest extent possible.

                                   ARTICLE 4
                                   ---------

                         ADMINISTRATION OF THE CONTRACT
                         ------------------------------

     4.1.1. Delete the first sentence of Subparagraph 4.1.1 and substitute in lieu thereof the following:

              For the purposes of the Contract Documents, with respect to any particular design aspect of the Work or the Project, the Architect shall be the person or entity designated under the "Design" column of the Classification of Responsibilities forming part of the Specifications, and included in the Project Manual, as the person or entity responsible for the design of a particular aspect of the Work or the Project. The Architect of record for the Project, and the entity responsible for coordinating the efforts and services of the various design professionals working on the design of the Project, is Broadmoor Design Group. Owner shall have the right, from time to time, one or more times, to change, add or modify the "Design" column of the aforesaid Classification of Responsibilities and/or to change the designated Architect of record, subject to Owner's written contract with such persons and entities.

     4.1.2. Delete Subparagraph 4.1.2 in its entirety and substitute the following in lieu thereof:

              The duties, responsibilities and limitations of authority of the Architect as the Owner's representative during construction as set forth in Articles 1 through 14 of these

              General Conditions will not be modified or extended without written consent of the Owner and the Architect, which will be shown to the Contractor.

     4.2.1. Delete from the first sentence of Subparagraph 4.2.1 the following language:

              , and will be an owner's representative (1) during construction,
              (2) until final payment is due and (3) with the Owner's concurrence from time to time during the one-year period for correction of Work described in Paragraph 12.2.

In addition, insert the following language immediately after the first sentence of Subparagraph 4.2.1:

              The Owner may select the Architect or any other designee, including an employee or agent of the Owner, to be the Owner's representative. The Architect, with the concurrence of the Owner's representative if the Owner's representative is other than the Architect, generally shall inspect and administer the Work. The Architect, with the approval of the Owner's representative in each case, shall supervise and instruct the Contractor with respect to matters set forth in the Drawings and Specifications. In addition to any specific responsibilities assigned elsewhere in the Contract Documents, the Owner's representative shall decide any and all questions which may arise as to the rate of progress as to the Work.

     4.2.4. Delete Subparagraph 4.2.4 and substitute in lieu thereof the following:

              Owner and Contractor may communicate with each other directly or through the Architect. Communications by and with Subcontractors, Sub-subcontractors at any tier and material suppliers shall be through the Contractor.

     4.2.6. In lines one, two and four, insert the words "the responsibility and" prior to the word "authority". Insert the words ". provided, however, Architect shall not have such responsibility if it is not aware or made aware of such nonconformance" at the end of the first sentence. The words "provided, however, the Architect must obtain the owner's prior approval of any such additional inspection or testing" are hereby added at the end of the second sentence.

     4.2.7. In line two, delete the words "but only" in their entirety. In line three, delete the words "the design concept" and insert the word "design" in lieu thereof.

     4.2.10  Delete the last sentence of Subparagraph  4.2.10  in its entirety.

     4.2.11. Delete Subparagraph 4.2.11 and substitute in lieu thereof the following:

             Upon request of the Owner, claims, disputes and other matters in question relating to the execution or progress of the Work or the interpretation of the Contract Documents may be referred to the Architect for initial decision, which the Architect shall render in writing within a reasonable time, not to exceed fifteen (15) days after the date on which such request is made.

     4.2.13. In line one, delete the word "Architect's" and insert the word "Owner's" in lieu thereof.

     4.3.10. Subparagraph 4.3.10 is hereby deleted in its entirety.

     4.4.1. In line three, delete the word and punctuation "mediation", in their entirety.

     4.4.5.  In line three, delete the words "mediation and" in their entirety.

     4.4.6.  In line one, delete the words "mediation and" in their entirety.

     4.4.8. In line two and three, delete the words and punctuation ", by mediation or" in their entirety.

     4.5. Delete Paragraph 4.5 and Subparagraphs 4.5.1, 4.5.2 and 4.5.3 in their entirety.

     4.6.1.  Delete the last sentence in its entirety.

     4.6.2. In line one, delete the words "not resolved by mediation" in their entirety.

     4.6.3. In line three, insert the words "or prescriptive period" after the word "limitations".

                                   ARTICLE 5
                                   ---------

                                 SUBCONTRACTORS
                                 --------------

     5.2.1.  Delete the word "through" in the first sentence of Subparagraph
5.2.1 and substitute in lieu thereof the word "and". In addition, add at the end of Subparagraph 5.2.1 the following:

             Copies of all bids or other proposals from Subcontractors and Sub-subcontractors shall, upon the request of the Owner, be submitted to the Owner for review. Any Subcontractor or Sub-subcontractor at any tier may be rejected by owner.

     5.2.4.  Add the following sentence at the end of Subparagraph  5.2.4:

             The Owner may require the Contractor to change any Subcontractor or Sub-subcontractor and, if at such time the Contractor is not in default hereunder, the Contract Sum and Guaranteed Maximum Price shall be increased or decreased by the difference in cost occasioned by such change.

     5.3.2.  Add the following provision as a new Subparagraph  5.3.2:

             Notwithstanding any provision of Subparagraph 5.3.1, any part of the Work performed for the Contractor by a Subcontractor or its Sub-subcontractor shall be pursuant to a written Subcontract between the Contractor and such

               Subcontractor (or the Subcontractor and its Sub-subcontractors at any tier), which shall be prepared on a form of subcontract satisfactory to the Owner in all respects. Each such subcontract shall, where the context so requires, contain provisions that:

               .1 require that such Work be performed in accordance with the requirements of the Contract Documents;

               .2 waive all rights the contracting parties may have against one another or that the Subcontractor may have against the Owner for damages caused by fire or other perils covered by the insurance described in the Contract Documents;

               .3 require the Subcontractor to carry and maintain insurance coverage in accordance with the Contract Documents, and to file certificates of such coverage with the Contractor and Owner;

               .4 require the Subcontractor to submit certificates and waivers of liens for work completed by it and by its Sub-subcontractors as a condition to the disbursement of the progress payment next due and owing;

               .5 require submission to Contractor or Subcontractor, as the case may be, of applications for payment in a form approved by the Owner, together with clearly defined invoices and billings supporting all such applications under each subcontract to which the Contractor is a party;

               .6 report, so far as practicable, unit prices and any other feasible formula for use in the determination of costs of changes in the Work; and.

               .7 require each Subcontractor to furnish to the Contractor in a timely fashion all information necessary for the preparation and submission of the reports required herein.

     5.3.3.    Add the following provision as a new Subparagraph  5.3.3:

               The Contractor shall not enter into any subcontract, contract, agreement, purchase order or other arrangement

               ("Arrangement") for the furnishing of any portion of the materials, services, equipment or Work with any party or entity if such party or entity is an Affiliated Entity (as defined below), unless such Arrangement has been approved by the Owner, after full disclosure in writing by the Contractor to the Owner of such affiliation or relationship and all details relating to the proposed Arrangement. The term "Affiliated Entity" means any entity related to or affiliated with the Contractor or with respect to which the Contractor has direct or indirect ownership or control, including, without limitation, any entity owned in whole or part by the Contractor; any holder of more than 10% of the issued and outstanding shares of, or the holder of any interest in, the Contractor; any entity in which any officer, director, employee, member, partner or shareholder (or member of the family of any of the foregoing persons) of the Contractor or any entity owned by the Contractor has a direct or indirect interest, which interest includes, but is not limited to, that of a partner, employee, agent or shareholder.

     5.4.1.    Insert immediately after the words "Paragraph 14.2" in Clause
5.4.1.1 the words "or stoppage of the Work by Owner pursuant to Subparagraph 2.3.1.".

                                   ARTICLE 6
                                   ---------

               CONSTRUCTION BY OWNER OR BY SEPARATE CONTRACTORS
               ------------------------------------------------

     6.1.3. In the last line, delete the word "Other" and insert the word "Owner" in lieu thereof.

     6.1.4.    Delete Subparagraph  6.1.4  in its entirety.

     6.2.2. Insert after the word "Architect" in the first sentence of Subparagraph 6.2.2 the words "and the Owner".

     6.2.4. Delete the word "wrongfully" in Subparagraph 6.2.4. 6.2.5. Add the following sentence at the end of Subparagraph 6.2.5:

               If any such separate contractor initiates legal or any other proceedings against the Owner on account of any damage alleged to have been caused by the Contractor, the Contractor shall reimburse the owner for all claims, liabilities, damages, costs and expenses, including reasonable attorneys, fees and court costs, which the Owner has incurred as a direct or indirect result of such proceedings to the extent that it is adjudged that Contractor caused the damage alleged by such separate contractor.

                                   ARTICLE 7
                                   ---------

                              CHANGES IN THE WORK
                              -------------------

     7.3.6. In lines three and four, delete the words "Contract Sum, a reasonable allowance for overhead and profit" and insert the words "Cost of the Work, Contractor's Fee upon such increase."

     7.3.9.    Add the following provision at the end of Subparagraph  7.3.9:

               When the Owner or the Contractor, or both, do not agree with a determination made by the Architect concerning adjustments in the Contract Sum and Guaranteed Maximum Price or Contract Time, or both, such disagreement shall be resolved in the manner prescribed by Paragraphs 4.3, 4.4 and 4.6 hereof.

     7.4.1. Insert after the word "promptly" in the third sentence of Subparagraph 7.4.1 the words ", and the Contractor shall receive no additional compensation therefor, nor shall there be any change in the Contract Sum and Guaranteed Maximum Price or the Contract Time as a result thereof.

                                   ARTICLE 8
                                   ---------

                                     TIME
                                     ----

     8.3.1. Add after the word "Work" the second time it appears in the first sentence of Subparagraph 8.3.1 the words ", as reflected in Change orders approved by the Owner that provide for the Contract Time to be extended,". In line three, delete the words "labor disputes" and insert in lieu thereof the words "industry-wide labor disputes". In addition, in line three, after the words "Contractor's control", insert the words "and which could not have been anticipated by it". In line four, delete the words "mediation and" in their entirety. In addition, in line five, delete the word "Architect" and insert the word "Owner" in lieu thereof. In addition, add at the end of Subparagraph 8.3.1 the following sentence:

               No Change Order extending the Contract Time shall result in any increase in the Contract Sum and Guaranteed Maximum Price or any increased payments to the Contractor for overhead, extended overhead or for any other amounts of any nature, unless approved by Owner prior to the Change Order.

     8.3.2.    Add the following sentence at the end of Subparagraph  8.3.2:

               A copy of any Claim for extension shall be delivered to the owner and Architect, and the Contractor shall immediately take all steps reasonably possible to lessen the adverse impact of such delay on Owner.

     8.3.4.    Insert the following as a new Subparagraph  8.3.4:

               In planning its construction schedule within the agreed Contract Time, it shall be assumed that the Contractor has anticipated the amount of adverse weather conditions normal to the site of the Work for the season or seasons of the year involved. Upon execution of the Agreement, Contractor shall submit to owner a written schedule, on a month to month basis, indicating how many days during each. month during the schedule for the Work that Contractor anticipates being unable to perform or execute Work as a result of normal adverse weather conditions. This schedule shall be considered, but not binding upon, Owner and Architect in their consideration of requests by Contractor for extensions to the Contract Time as a result of other than normal weather conditions at the site of the Project. Only those weather delays attributable to other than normal weather conditions will be considered by the Architect and Owner.

     8.3.5.    Insert the following as a new subparagraph  8.3.5:

               When the Contract Time has been extended, as provided under this Paragraph 8.3, such extension of time shall not be considered as justifying an increase in the Contract Sum and Guaranteed Maximum Price or any extra compensation to the Contractor for administrative costs on or off the site of the Work or any other costs. No payment of compensation of any kind shall be made to the Contractor for damages because of hindrance or delay from any cause in the progress of the Work, whether such hindrances or delays be avoidable or unavoidable.

                                   ARTICLE 9
                                   ---------

                            PAYMENTS AND COMPLETION
                            -----------------------

     9.1.2.    Add the following provision as new Subparagraph  9.1.2:

               Notwithstanding anything to the contrary contained in the Contract Documents, the Owner may withhold any payment to the Contractor hereunder if and for so long as the Contractor fails to perform any of its obligations hereunder or otherwise is in default under any of the Contract Documents; provided, however, that any such holdback shall be limited to an amount sufficient in the reasonable opinion of the Owner to cure any such default or failure of performance by the Contractor.

     9.2.1. Add after the word "Architect" the first time it appears in Subparagraph 9.2.1 the words "and Owner". In addition, insert the following sentence immediately after the first sentence of Subparagraph 9.2.1:

               The schedule of values shall be prepared in such a manner that each major item of the Work and each subcontracted item of the Work is shown as a separate line item on AIA Document G703, Application and Certificate for Payment, Continuation Sheet, or other form acceptable to the Owner.

     9.3.1. Subparagraph 9.3.1 is hereby deleted and the following inserted in lieu thereof:

               Applications for Payment shall be submitted by the Contractor to the Owner monthly as set forth in the Agreement. No more than one Application for Payment shall be submitted by Contractor to Owner in any calendar month. Each Application for Payment shall be itemized for Work completed in accordance with the schedule of values. Such application shall be supported by such data substantiating the Contractor's right to payment as the Owner or Architect may require, such as copies of requisitions from Subcontractors and materialmen, and reflecting retainage if provided for elsewhere in the Contract Documents. Each such application shall otherwise comply with the requirements of the Agreement and the other Contract Documents.

               Each Application for Payment shall be certified as correct by Contractor. In addition, each Application for Payment shall be accompanied by a certification in affidavit form by the Contractor that there are no written claims of mechanics, or materialmen's liens submitted to the Contractor at the date of such Application for Payment, that the Contractor has no knowledge of any filed mechanics, or materialmen's liens with respect to the Work, that all due and payable bills with respect to the Work have been paid to date or shall be paid from the proceeds of such Application for Payment, that there is no known basis for the filing of any mechanics, or materialmen's liens on the Work, and that waivers from all Subcontractors constitute an effective waiver of liens under the laws of the jurisdiction in which the Project is located to the extent of payments that have been made or are to be made concurrently with payment pursuant to such Application for Payment. The Architect shall not certify any payment if objected to by the owner.

               An Application for Payment shall specify the total amount due to Contractor for that portion of the Work to which the Application for Payment relates and shall otherwise satisfy the requirements therefor as set forth in the Agreement and other Contract Documents.

     9.3.1.1   In line two, insert the words "or Owner" after the word
"Architect".

     9.3.3. Delete the words, "to the best of the Contractor's knowledge, information and belief," in Subparagraph 9.3.3.

     9.3.4.    Add the following provision as a new Subparagraph  9.3.4:

               For each Application for Payment, Contractor shall furnish to Owner prior to submittal of any further Applications for Payment, and with respect to the final Application of Payment within ten
               (10) days after receipt of final payment from Owner, duly executed Acknowledgments of Payment and Lien Waivers from all Subcontractors to whom payment is made in accordance with such Application for Payment and each materialmen to whom payment is made in accordance with such Application for Payment. Should Contractor fail to provide owner with any such Acknowledgment of Payment and Lien Waiver, Contractor shall, and does hereby, indemnify and hold Owner harmless from any loss, damage, cost or expense (including reasonable attorney fees) incurred by Owner as a consequence of Contractor's failure to provide owner with same. Each Acknowledgment of Payment and Lien Waiver must be executed by a duly authorized and proper party of the Subcontractor or materialmen submitting same in the presence of two legally competent witnesses and one of the witnesses thereto must execute a notarial acknowledgment in proper legal form under Louisiana law. The form of Acknowledgment of Payment and Lien Waiver for progress payments and the form of Acknowledgment of Payment and Lien Waiver for final payment shall be in forms acceptable to Owner in its sole and absolute discretion. Owner shall provide Contractor with the forms of Acknowledgment of Payment and Lien Waiver acceptable to Owner.

     9.5.1.6.  Delete the word "or" after the semi-colon at the end.

     9.5.1.7. Delete the word "persistent" in its entirety. Delete the period at the end and insert the punctuation and word "; or" in lieu thereof.

     9.5.1.8.  Insert the following as a new Subparagraph  9.5.1.8:

               Failure of Contractor to keep Project record Drawings up to date.

     9.5.3.    Add the following provision as a new Subparagraph  9.5.3:

               If the Contractor disputes any determination by the Architect with regard to any Certificate of Payment, the Contractor nevertheless expeditiously shall continue to prosecute the Work.

     9.5.4.    Add the following provision as a new Subparagraph 9.5.4:

               The Owner shall not be deemed to be in breach of the Contract by reason of the withholding of any payment pursuant to any provision of the Contract Documents provided the Architect has approved the Owner's action, the Owner in good faith and by written notice to Contractor disagrees with any payment, or any part thereof, certified by Architect as being due and payable and such notice sets forth the reasons for such disagreement, or the Work for which payment is being withheld shall have been rejected by any governmental authority, the Owner or Owner's lender, if any.

     9.6.1. Delete Subparagraph 9.6.1 and insert in lieu thereof the following:

               The Architect's Certificate of Payment shall be processed and forwarded to the Owner promptly after the Architect's receipt of the Contractor's Application for Payment.

     9.6.1.1.  Insert the following as a new Subparagraph  9.6.1.1:

               Notwithstanding anything contained in the Contract to the contrary, Contractor hereby agrees that Owner shall have the right and authority to deduct and withhold from each progress payment to be made to Contractor, retainage in an amount equal to five percent (5%) of the amount requested in each Application for Payment for the Cost of the Work and the Contractor's Fee. All such retainage shall be held by Owner as security for the faithful performance by Contractor of its obligations under the Contract and released to Contractor only in accordance with the Contract Documents.

     9.6.1.2.  Insert the following as a new Subparagraph  9.6.1.2:

               Each payment request shall be supported by copies of invoices from Subcontractors substantiating the claims for their particular parts of the Work.

     9.6.1.3.  Insert the following as a new Subparagraph  9.6.1.3:

               On all Applications for Payment, the following statement shall appear under the amount due and shall be officially notarized:

               "The value of Work completed to date has been determined to the best of our ability as an estimate or percentage of Work completed as of the date of this invoice."

               On all Applications for Payment submitted subsequent to the initial Application for Payment, the following statement also shall appear:

               "I hereby certify that all obligations for which previous Certificates for Payment were issued have been paid."
               Each Application for Payment shall be signed at the bottom by an officer of the Contractor's firm as follows:

               (Firm Name)

               By

               Title, Date

     9.6.3     Delete Subparagraph  9.6.3  in its entirety.

     9.6.5     Delete the punctuation and number  "9.6.3"  in their entirety.

     9.7.1. Delete Paragraph 9.7.1 in its entirety and insert the following in lieu thereof:

               If the Owner fails to make payment to the Contractor of all amounts owed pursuant to any Certificate of Payment approved by the Architect in accordance with the Contract Documents within ten (10) calendar days after the applicable payment due date, as set forth in Paragraph 12.1.2 of the Agreement, the Contractor shall have the right, but not the obligation, without notice, to suspend all or any part of the Work. The Contractor may exercise its right to suspend Work and may continue such suspension for so long as full payment for all amounts owed has not been made. In the event all or any part of the work is suspended under this Subparagraph 9.7.1, the Contractor shall resume Work after receipt of all amounts owed to Contractor under all Certificates of Payment approved by Architect in accordance with the Contract Documents and (i) the Contract Time shall be extended appropriately, by Change Order, both for the period of the suspension and for any additional delay attributable to the suspension and the Guaranteed Maximum Price shall be increased, by Change Order, by an amount equal to the sum of the Contractor's reasonable costs of shut-down, suspension, delay, and start-up, plus interest on the delayed payment as provided in the Contract Documents.

     9.8.1.    Add the following provision at the end of Subparagraph  9.8.1:

               The Contractor shall secure and deliver to the Owner written warranties and guarantees from its Subcontractors, Sub-subcontractors and suppliers bearing the date of Substantial Completion or some other date as may be agreed to by the Owner and stating the period of warranty as required by the Contract Documents. The Contractor is responsible for the warranty of all work, whether performed by it or by its Subcontractors at any tier.

     9.9.2.    Add the following provision at the end of Subparagraph  9.9.2:

               A reasonable sum may be withheld by owner until the Contractor delivers to the Owner record Drawings, Specifications, addenda, Change Orders and other modifications maintained at the site pursuant to Subparagraph 3.11.1, and the warranties, instructions and maintenance manuals required to be furnished pursuant to Subparagraph 3.12.13, and a final statement of the cost of the Work allocated in accordance with the budget in a form approved by Owner and Architect.

     9.10.2. In the second line, after the word "Architect", insert the words "and Owner".

     9.10.2.1. Insert the following as a new Subparagraph  9.10.2.1:

               Provided Owner pays to Contractor all amounts owing to Contractor under the Contract Documents, Contractor hereby assumes entire responsibility and liability for, and does hereby hold Owner free and harmless and agree to defend Owner from and against, any lien or claim of lien asserted against Owner, the site of the Work or the Project for work, labor, skill, services, materials, or machinery performed or furnished, or alleged to have been performed or furnished, to or at the request of Contractor or Contractor's Subcontractors at any tier, agents, servants or employees.

                                  ARTICLE 10
                                  ----------

                       PROTECTION OF PERSONS AND PROPERTY
                       ----------------------------------

     10.2.1.4  Insert the following as a new Subparagraph  10.2.1.4:

               the work force of Owner and Owner's separate contractors, all Subcontractors at every tier and all other persons performing work on the site of the Project and the property, materials, supplies, equipment and other goods of each thereof.

     10.2.8.   Add the following provision as a new Subparagraph  10.2.8:

               Contractor shall protect adjoining private and/or municipal property and shall provide barricades, temporary fences, and covered walkways required to protect the safety of passers-by, as required by prudent construction practices, local building codes, ordinances or other laws, or the Contract Documents.

     10.2.9.   Add the following provision as a new Subparagraph  10.2.9:

               Contractor shall maintain the Work and all materials and apparatus free from injury or damage from rain, wind, storms, frost and heat. If adverse weather makes it impossible to continue operations safely in spite of weather precautions, the Contractor shall cease Work and notify the Owner and the Architect of such cessation. The Contractor shall not permit open fires on the Project site.

     10.2.10.  Add the following provision as a new Subparagraph  10.2.10:

               In addition to its other obligations pursuant to this Article 10, the Contractor shall, at its sole cost and expense, promptly repair any damage or disturbance to walls, utilities, sidewalks, curbs and the property of third parties (including municipalities) resulting from the performance of the Work, whether by it or by its Subcontractors at any tier. The Contractor shall maintain streets in good repair and traversable condition.

     10.3.3    Delete Subparagraph  10.3.3 in its entirety.

                                  ARTICLE 11
                                  ----------

                              INSURANCE AND BONDS
                              -------------------

     11.1. Paragraph 11.1 and Subparagraphs 11.1.1, 11.1.2 and 11.1.3 are hereby deleted in their entirety and the following inserted in lieu thereof:

               11.1.1 The Contractor and its Subcontractors at all tiers shall not commence or continue to perform any Work unless each of them, at their own expense, has in full force and effect all required insurance. The Contractor shall not permit any Subcontractor at any tier to perform work on the Project unless the Worker's Compensation Insurance requirements have been complied with by such Subcontractor.

               The types of insurance the Contractor and each Subcontractor at every tier shall obtain and maintain are Worker's Compensation Insurance and Liability Insurance and Automotive Liability Insurance. All such Worker's Compensation Insurance and General Liability Insurance shall be maintained in effect for the full guarantee period.

               Insurers must be authorized to do business in the State of Louisiana and have "A" policyholders, rating and a financial rating of at least Class 11 in accordance with the most current Best's rating.

               As evidence of the insurance required hereunder, the Contractor and each Subcontractor at every tier shall provide certificates of insurance to the Owner.

               11.1.1.1. Upon execution of the Agreement, Contractor shall provide a certificate(s) of insurance coverage showing that it has Liability Insurance coverage in limits not less than FIFTY MILLION DOLLARS ($50,000,000.00), combined single limits for both bodily injury and property damage, with an aggregate limit of FIFTY MILLION DOLLARS ($50,000,000.00) . At the same time, the Contractor shall provide the required insurance endorsements to Owner, each of which shall be a part of the Contract Documents.

               Upon execution of the Agreement, unless otherwise agreed in writing by Owner, each Subcontractor at every tier shall provide a certificate(s) of insurance coverage showing that it has Liability Insurance coverage. If the Subcontractor has a subcontract with a value equal to or in excess of TWO MILLION AND N0/100 DOLLARS ($2,000,000.00), the Subcontractor's Liability Insurance coverage shall contain limits not less than FIVE MILLION DOLLARS ($5,000,000.00) , combined single limits for both bodily injury and property damage, with an aggregate limit of FIVE MILLION DOLLARS ($5,000,000.00) . If the Subcontractor has a subcontract with a value less than TWO MILLION DOLLARS ($2,000,000.00), the Subcontractor's Liability Insurance coverage shall contain limits not less than ONE MILLION AND N0/100 DOLLARS ($1,000,000.00), combined single limits for both bodily injury and property damage, with an aggregate limit of ONE MILLION AND N0/100 DOLLARS ($1,000,000.00). If any Subcontractor does not have Liability Insurance in the required limits, Contractor shall notify Owner, and Owner shall be entitled to either exercise its right to reject such Subcontractor in accordance with and pursuant to Paragraph 5.2.4 or require such Subcontractor to obtain higher limits of Liability Insurance, if possible. In the event Owner elects to require said Subcontractor to obtain higher limits of Liability Insurance, the Contract Sum and Guaranteed Maximum Price shall be increased, by Change Order, by an amount equal to the extra premiums for such increased coverage. At the same time, each Subcontractor at every tier shall provide the required insurance endorsements to owner, each of which shall be a part of the Contract Documents.

               Included in all of the aforesaid insurance shall be contractual coverage sufficiently broad to insure the matters set forth in the in the first and fourth paragraphs of Subparagraphs 11.1.2.1 and 11.1.3, as applicable.

               Included in all of the aforesaid insurance shall be a "cross-liability" or "severability of interest" clause.
               11.1.1.2. Liability Insurance coverage provided by the Contractor and each Subcontractor at every tier shall include each of the following types of insurance:

               General Liability
               -----------------

               i    Comprehensive form
               ii   Premises-operations
               iii  Explosion and collapse hazard
               iv   Underground hazard
               v    Products/completed operations hazard providing coverage for three (3) years after the date of final acceptance of the
                    Work by Owner
               vi   Contractual insurance
               vii Broad form property damage, including completed operations viii Independent contractors
               ix   Personal injury

               Automobile Liability
               --------------------

               i0   Comprehensive form, including loading and unloading
               ii0  Owned
               iii0 Hired
               iv0  Non-owned

               Worker's Compensation Insurance
               -------------------------------

               i    Statutory limits
               ii   Employer's liability insurance in the amount of Five Hundred
                    Thousand and No/100 Dollars ($500,000.00)

               All General Liability Insurance and Automobile Liability Insurance provided by the Contractor and each Subcontractor at every tier shall include as additional insureds, the Owner and the Owner's lenders identified to

               Contractor in writing. The insurance afforded to these additional insureds shall be primary insurance. If any of the additional insured have other insurance which might be applicable to any loss, the amount of the insurance provided under this Paragraph
               11.1 shall not be reduced or prorated by the existence of such other insurance.

               Owner and Contractor hereby agree that Owner shall be, and is hereby designated as, the statutory employer of Contractor's direct and statutory employees pursuant to La.R.S. 23:1061 (A)
               (3). Owner and Contractor further agree that the services required of Contractor and its direct and statutory employees pursuant to the Contract are an integral part of and essential to Owner's ability to generate goods, products and services.

               Each policy for property damage shall contain a provision equivalent to, "THIS INSURANCE SHALL NOT BE INVALIDATED SHOULD THE NAMED INSURED AND/OR ADDITIONAL INSUREDS WAIVE IN WRITING PRIOR TO LOSS ANY RIGHT OF RECOVERY AGAINST A PARTY FOR LOSS OCCURRING TO THE PROPERTY INSURED."

               11.1.1.3 Nothing contained in these insurance requirements is to be construed as limiting the liability of the Contractor or any Subcontractor or the sureties of the Contractor or Subcontractor.

               11.1.2 No director, officer, partner, employee, or agent of the Owner shall be personally responsible for any liability arising under or by virtue of the Agreement between the Contractor or any Subcontractors and Owner or any Subcontractor and Contractor.

               11.1.2.1 To the fullest extent permitted by law, Contractor shall, and does hereby, indemnify and hold harmless the Owner and the Owner's representatives, and each of their respective directors, officers, partners, members, agents and employees, from and against all claims, damages, losses, expenses and other costs, including costs of defense and attorney's fees, arising out of or resulting from or in connection with performance of the Work both on and off the Project site, to the extent caused in whole or' in part by the act or omission of Contractor, any Subcontractor at any tier, any supplier, anyone directly or indirectly employed by any of them or anyone for whose acts or omissions any of them may be liable, regardless of whether or not it is caused in-part by any act or omission (active, passive, or comparative negligence included) of a party indemnified hereunder.

               With respect to any and all claims against the indemnified parties by the employees of the Contractor or any Subcontractor at any tier, any supplier, anyone directly or indirectly employed by any of them, or anyone for whose acts any of them may be liable, the indemnification obligations under the 1st and 4th paragraphs of this Subparagraph 11.1.2.1, shall not be limited in any way by any limitation on the amount or type of damages, compensation, or benefits payable by or for the Contractor or any Subcontractor at any tier, or any supplier or any other person under worker's compensation acts, disability acts, or other employee acts.

               The obligations of the Contractor and each Subcontractor under the 1st and 4th paragraphs of this Subparagraph 11.1.2.1, shall not extend to the liability of Architect, other design professionals, the Owner's representatives, or their consultants or their respective directors, officers, partners, members, employees or agents arising out of or resulting from or in connection with the preparation or approval of maps, drawings, opinions, reports, surveys, designs or specifications, providing that each of the foregoing was the sole and exclusive cause of a loss, damage or injury. Contractor shall also, and do hereby, indemnify and hold harmless the Owner and the Owner's representatives, and each of their respective directors, officers, partners, members, employees, and agents from and against all losses, expenses, damages (including damages to the work itself), attorney's fees, and other costs, including all costs of defense, any of them may incur with respect to the failure, neglect or refusal of Contractor or any Subcontractor at any tier to faithfully perform the Work and all of the Contractor and Subcontractor obligations under the Contract Documents. Such costs, expenses and damages shall include, without limitation, all costs, including attorneys, fees, incurred by the indemnified party in any lawsuit to which they are a party.

               11.1.3 To the fullest extent permitted by law, each Subcontractor at each tier shall, and does hereby, indemnify and hold harmless the Owner and the Owner's representatives, and each of their respective directors, officers, partners, members, agents and employees, from and against all claims, damages, losses, expenses and other costs, including costs of defense and attorney's fees, arising out of or resulting from or in connection with performance of Work by said Subcontractor both on and off the Project site, to the extent caused in whole or in part by the act or omission of said Subcontractor or anyone directly or indirectly employed by it or anyone for whose acts or omissions it may be liable, regardless of whether or not it is caused in part by any act or omission (active, passive, or comparative negligence included) of a party indemnified hereunder.

               With respect to any and all claims against the indemnified parties by the employees of a Subcontractor at any tier, or anyone directly or indirectly employed by it, or anyone for whose acts it may be liable, the indemnification obligations under the 1st and 4th paragraphs of this Subparagraph 11.1.3, shall not be limited in any way by any limitation on the amount or type of damages, compensation, or benefits payable by or for such Subcontractor or any other person under worker's compensation acts, disability acts, or other employee acts.

               The obligations of each Subcontractor under the 1st and 4th paragraphs of this Subparagraph 11.1.3, shall not extend to the liability of Architect, other design professionals, the Owner's representatives, or their consultants or their respective directors, officers, partners, members, employees or agents arising out of or resulting from or in connection with the preparation or approval of maps, drawings, opinions, reports, surveys, designs or specifications, providing that each of the foregoing was the sole and exclusive cause of a loss, damage or injury.

               Each Subcontractor at each tier shall also, and does hereby, indemnify and hold harmless the Owner and the Owner's representatives, and each of their respective directors, officers, partners, members, employees, and agents from and against all losses, expenses, damages (including damages to the work itself), attorney's fees, and other costs, including all costs of defense, any of them may incur with respect to the failure, neglect or refusal of such Subcontractor to faithfully perform the Work for which it is responsible and all of the Contractor and Subcontractor obligations under the Contract Documents with respect to such Work. Such costs, expenses and damages shall include, without limitation, all costs, including attorneys, fees, incurred by the indemnified party in any lawsuit to which they are a party.

               11.1.4 If any delay is caused to the Contractor or any Subcontractor by (i) specific order of the Owner, Architect, other design professionals, Owner's representatives, or their respective consultants, or by the performance of extra Work ordered by the Owner, Architect, other design professionals, or the Owner's representatives, or (ii) by the failure of the Owner to provide the necessary site for installation, or (iii) by causes within the control of the owner, Architect, other design professionals, or Owner's representatives, and which are not due to delays resulting from acts of God, the public enemy, acts of epidemics, quarantine restrictions, strikes, freight embargoes, abnormal and unforeseen weather, or any delay of Subcontractors occasioned by any of the causes specified above, and such delay relates to a "controlled item of Work" or an item of Work which is on the critical path as determined by the Owner, Architect, other design professionals, or Owner's representatives, such delay will entitle the Contractor and its Subcontractors to an equivalent extension of time only. Applications for extension of time, whether with or without such consent, shall not release the sureties of the Contractor or any Subcontractor at any tier from their obligations, which shall be presented in writing to the Owner or its representatives and shall be accompanied by the formal consent of such sureties, but, an extension of time, whether with or without such consent, shall not release such sureties from their obligations, which shall remain in full force until the discharge of the Contract. Should Owner render a decision with regard to such requests for an extension of time, such decisions shall be final.

               11.1.5 The Contractor and each Subcontractor at each tier do hereby release the Owner, Architect, other design professionals, and the Owner's representatives from any and all claims against them as to Work related to the amounts for which payment is requested in each progress payment request, but only to the extent of the payments made by Owner to Contractor.

               11.1.6 By an appropriate agreement, written when legally required for validity, the Contractor and each Subcontractor at each tier shall require each of its Subcontractors and Sub-subcontractors, to the extent of the work to be performed by such Subcontractors and Sub-subcontractors, to be bound to the Contractor by the terms of the Contract Documents, and to assume toward the Contractor all of the obligations and responsibilities which the Contractor by the Contract Documents assumes toward the Owner, Architect, other design professionals, and the Owner's representatives. Each such agreement shall preserve and protect the rights of the Owner under the Contract Documents with respect to the Work to be performed by such Subcontractors and Sub-subcontractors so that such Subcontractors will not prejudice such rights, and shall allow such Subcontractors and Sub-subcontractors, unless specifically provided otherwise in the Contractor/ Subcontractor agreements, the benefit of all rights, remedies, and redress against the Owner. When appropriate, the Contractor shall require each such Subcontractor and Sub-subcontractors, to enter into similar agreements with its Sub-Subcontractors, and for each tier thereafter. The Contractor shall make available to each proposed Subcontractor, prior to execution of its subcontract with them, copies of the Contract Documents to which the Subcontractor will be bound by this Subparagraph 11.1.6 and identify to each such Subcontractor any terms and conditions of the proposed subcontract which may be at variance with the Contract Documents. The Contractor shall specifically bring to each Subcontractor's attention the following provisions of the Contract Documents: insurance, hold harmless and indemnity, limitation of liability, no damages for delay, Contractor's acceptance of payment as waiver of claims, and flow-down clauses.

               Each Subcontractor shall similarly make copies of the Contract Documents, including but not limited to the above specific provisions available to its Sub-Subcontractors and for each tier thereafter.

     11.2.1.   Subparagraph  11.2.1  is hereby deleted in its entirety.

     11.3.3. Subparagraph 11.3.3 is hereby deleted in its entirety and the following inserted in lieu thereof:

               The Owner shall not require the Contractor to include the Architect or other persons or entities, other than Owner and Owner's lenders identified in a written notice from Owner to Contractor, as additional insureds on the Contractor's Liability Insurance coverage under Paragraph 11.1.

     11.4.1 In line five, delete the words "without optional deductibles" in their entirety.

     11.4.1.1 In line three, delete the words "falsework, testing and startup" in their entirety. In lines four and five, delete the words ", and shall cover reasonable compensation for Architect's and Contractor's services and expenses required as a result of such insured loss" in their entirety.

     11.4.9.   Delete Subparagraph  11.4.9  in its entirety.

     11.4.10. Delete Subparagraph 11.4.10 in its entirety and insert the following in lieu thereof:

               Notwithstanding anything contained in the Contract to the contrary, the property insurance required to be maintained by owner under Paragraph 11.4 and the Subparagraphs thereof shall not be required to provide coverage for loss of or damage to machinery, tools and/or equipment of Contractor or any Subcontractor which are located from time to time upon the site of the Project and Contractor and Subcontractor, if they desire such coverage, shall be required to procure same at their own cost and expense, which cost and expense shall not be a reimbursable Cost of the Work.

     11.5.3.   Insert the following as a new Subparagraph  11.5.3:

               Within five (5) days after signing of the Agreement, there shall be delivered to the Owner a Contractor's performance and payment bond of a surety company licensed to do business in the State of Louisiana, conditioned on the completion of the Project in accordance with the Contract Documents, free and clear of all mechanics and other liens. Such bond shall be written to 100% of the Guaranteed Maximum Price, executed on AIA Document A312 and written by such company as Owner shall approve. The cost of the bonds shall be included in the Contract Sum and the Guaranteed maximum Price.

     11.6      The following is hereby added as a new Paragraph  11.6:

               The Owner reserves the right to change the insurance program and requirements under the Contract if the Owner deems such change to provide more coverage and/or to be more cost effective. The Owner may determine a prearranged insurance program, in which the Owner provides all insurance, to be most efficient. If a prearranged insurance program is deemed most efficient by Owner, the Owner may require that the Contractor and each Subcontractor deduct the costs of insurance required of them by the Contract from the Guaranteed Maximum Price pursuant to a Change Order. In order for Owner to make the aforesaid determination and if this determination is made, the Contractor shall supply to Owner an itemization of its insurance costs and require its Subcontractors to do likewise. The Owner reserves the right to verify such costs. Notwithstanding the foregoing, should Owner elect to provide all insurance as aforesaid, Owner shall not obtain less coverage than required by the Contract Documents without the prior consent of Contractor, which consent shall not be unreasonably withheld, conditioned or delayed.

                                  ARTICLE 12
                                  ----------

                       UNCOVERING AND CORRECTION OF WORK
                       ---------------------------------

     12.1.1. Delete the words "be uncovered for the Architect's observation" and insert in lieu thereof the words "the Owner or any governmental authority, be uncovered for their observation".

     12.1.2. Insert after the word "Architect", the first time it appears in Subparagraph 12.1.2 the words, ", the Owner or any governmental authority."

     12.2.1. Insert after the word "Architect", wherever it appears in Subparagraph 12.2.1, the words, "the Owner or any governmental authority".

                                  ARTICLE 13
                                  ----------

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     13.1.2.   Add the following provision as a new Subparagraph  13.1.2:

               Historical lack of enforcement of any local law shall not constitute a waiver of Contractor's responsibility for compliance with such law in a manner consistent with the Contract Documents unless and until the Contractor has received written consent for the waiver of such compliance from the owner and the agency responsible for the enforcement of local law.

     13.2.1. Delete the second sentence of Subparagraph 13.2.1 and substitute the following in lieu thereof:

               Contractor may not assign its rights or obligations under the Contract without the consent of the Owner, which consent shall be in the sole and absolute discretion of Owner. Owner may assign its rights and obligations under the Contract, provided no such assignment shall relieve Owner of its obligations to Contractor under the Contract unless Contractor expressly releases owner in writing. Any entity which shall succeed to the rights of the Owner shall be entitled to enforce Owner's rights hereunder.

In addition, (i) delete the words "either party" in the immediately following sentence and substitute in lieu thereof the words "the Contractor", and (ii) delete the words "that party" in the same sentence and substitute the word "it" in lieu thereof.

     13.2.1.1. Insert the following as a new Subparagraph  13.2.1.1:

               A consolidation or merger of Contractor or a change in ownership of twenty-five percent (25%) or more of Contractor's capital stock shall constitute an assignment by Contractor requiring the written consent of Owner.

     13.4.3.   Add the following provision as a new Subparagraph  13.4.3:

               The invalidity of any part or provision of the Contract Documents shall not impair or affect in any manner the validity, enforceability or effect of the remaining parts and provisions of the Contract Documents.

     13.5.1. Delete the second, third, and fourth sentence in their entirety and insert the following in lieu thereof:

               Unless otherwise provided in the Contract Documents, the Contractor shall promptly notify the Owner in writing of the need for such tests, inspections and approvals, and the Owner shall make arrangements for such tests, inspections and approvals with one or more independent testing laboratories, facilities or entities selected by Owner in its sole discretion or the appropriate public authority, as applicable. The Owner shall pay all costs related to such tests, inspections and approvals outside of the Agreement directly to the testing entity and Owner shall give Architect and Contractor notice of when and where such tests and inspections are to be made so that Architect, and Contractor if it so elects, may be present for such procedures.

     Insert the following at the end of Subparagraph  13.5.1:

               All inspections and tests and the reports thereon shall be made by a qualified testing engineer or laboratory selected by the Owner. The cost for testing will be paid for by the owner as aforesaid. Reports of all tests shall certify that the tests made in accordance with the Specifications do, or do not, as the case may be, meet the requirements thereof and applicable codes. Certified copies of all test reports shall be furnished simultaneously to the following:

               One copy to Owner
               One copy to Architect
               One copy to engineers
               Two copies to Contractor

               One copy to each applicable Subcontractor
               One copy to the City of Shreveport's Building Department or its equivalent, or as otherwise required
               One copy to the one whose materials are tested

               Notwithstanding the foregoing, Contractor shall be responsible for arranging and paying for all tests, inspections and approvals required by governmental authorities having jurisdiction over the Work, but not otherwise required by the Specifications.

     13.5.2 The first sentence is hereby deleted in its entirety and the following inserted in lieu thereof:

               If the Architect, Owner or public authority having jurisdiction determine that portions of the work require additional testing, inspection or approval not included under Subparagraph 13.5.1, Owner will, upon receipt of notice from Architect or Contractor of the need for such additional testing, inspection or approval, make arrangements for such additional testing, inspection or approval by an entity acceptable to Owner, in its sole discretion, and Owner shall give timely notice to the Architect and Contractor of when and where additional tests and inspections are to be made so that Architect, and Contractor if it so elects, may be present for such additional procedures.

     13.5.3. And to Subparagraph 13.5.3, immediately after the word "expenses", the words:

               ", including the cost of retesting for verification of compliance, if necessary, until the Architect certifies that the Work in question does comply with the requirements of the Contract Documents,"

Insert the words, "without reimbursement or payment of either the cost therefor or the Contractor's Fee on such cost, by Owner to Contractor, notwithstanding anything in the Contract Documents to the contrary" at the end of this Subparagraph.

     13.5.4 Delete Subparagraph 13.5.4 and insert the following in lieu thereof:

               Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the party responsible for arranging for the required testing, inspection or approval and promptly delivered to the Architect and Owner.

     13.6.1. Delete Subparagraph 13.6.1 and substitute in lieu thereof the following:

               Payments unpaid under the Contract Documents shall bear interest commencing thirty (30) days after the date payment is due until paid at the rate of twelve percent (12%) per annum; provided interest shall not accrue or be payable upon retainage held by owner in accordance with the Contract Documents.

     13.7.1 Insert the words "or prescriptive period" after the words "statute of limitations" wherever they appear in the Subparagraph 13.7.1 and all Sub-subparagraphs thereof.

     13.7.2.   Add the following provision as a new Subparagraph  13.7.2:

               Notwithstanding any provision of Subparagraph 13.7.1 to the contrary, no applicable statute of limitations or prescriptive period shall be deemed to have commenced with respect to any portion of the Work which is not in accordance with the requirements of the Contract Documents, which would not be visible or apparent upon conducting a reasonable investigation, and which is not discovered by the Owner until after the date which, but for this Subparagraph 13.7.2, would be the date of commencement of the applicable statute of limitations or prescriptive period. The applicable statute of limitations or prescriptive period instead shall be deemed to have commenced on the date of such discovery by the Owner.

     13.8      Add the following new Paragraph  13.8:

               Insert the words "and Guaranteed Maximum Price" after the words "Contract Sum" wherever they appear in these General Conditions so that increases, decreases or other adjustments to the Contract Sum also result in identical increases, decreases or other adjustments to the Guaranteed Maximum Price.

     13.9      Insert the following new Paragraph  13.9:

               Notwithstanding anything contained in the Contract Documents to the contrary, Owner and Contractor acknowledge and agree that Contractor is a joint venture consisting of Broadmoor ("Broadmoor") , a Louisiana general partnership, and Roy Anderson Corp ("Roy Anderson"), a Mississippi corporation. By signing the Agreement on behalf of Contractor, each of Broadmoor and Roy Anderson acknowledge and agree that they each shall be jointly, severally and solidarily liable with the Contractor for the full, complete and faithful payment and performance of the obligations and liabilities of Contractor under the Contract Documents. Roy Anderson and Broadmoor further agree that this obligation is absolute and unconditional.

     13.9      Add the following as a new Paragraph  13.9:

               All submittal and deliveries required to be made under the Contract Documents by the Contractor to the Architect shall also be made by the Contractor to the Owner. Further, wherever under the terms of the Contract Documents, the Architect has the right or is obligated to approve or disapprove any Work, test, payment or other matter, each of Architect and Owner must approve or disapprove such Work, test, payment or other matter, notwithstanding anything contained in the Contract Documents to the contrary.

                                  ARTICLE 14
                                  ----------

                   TERMINATION OR SUSPENSION OF THE CONTRACT
                   -----------------------------------------

     14.1.2 In line four, delete the number "120" and insert the number "180" in lieu thereof.

     14.1.3 Delete Subparagraph 14.1.3 in its entirety and insert the following in lieu thereof:

               If one of the reasons described in Subparagraphs  14.1.1  or
               14.1.2 exists, Contractor may, upon seven (7) days' written notice to the Owner and Architect, terminate the Contract and recover from the Owner the following (i) the reimbursable Cost of the Work performed through the date of termination, but only to the extent that Contractor has not previously received payment for such Cost of the Work, (ii) Contractor's Fee calculated on the reimbursable Cost of the Work performed through the date of termination, but only to the extent that Contractor has not previously received payment for such Contractor's Fee, and (iii) proven loss with respect to materials, equipment, tools and construction equipment and machinery, but excluding loss of profit, fees, or other earnings for future use of such items.

     14.1.1.3 Delete the words "or because the Owner has not made payment on a Certificate for Payment within the time stated in the Contract Documents" in their entirety and insert the words "or because the Contractor has suspended Work for at least thirty (30) consecutive calendar days pursuant to Subparagraph 9.7.1" in lieu thereof.

     14.2.1.3  Delete the word "persistently" in its entirety.

     14.2.1.4  Delete the words "substantial" in its entirety.

     14.2.2 In line one and two, delete the words "upon certification by the Architect that sufficient cause exists to justify such action" in their entirety.

     14.2.4 The first and second sentences of Subparagraph 14.2.4 are deleted in their entirety and the following inserted in lieu thereof:

               If the Guaranteed Maximum Price is less than the cost of finishing the Work, including, without limitation, compensation for the Architect's services and expenses made necessary thereby, the Contractor shall pay to the Owner, upon demand, an amount equal to the difference between (i) the aggregate cost of finishing the work in excess of the Guaranteed Maximum Price and (ii) the Guaranteed maximum Price. If the Guaranteed Maximum Price is greater than the cost of finishing the Work, including, without limitation, compensation for the Architect's services and expenses made necessary thereby, the Owner shall pay to Contractor, after the Work has been performed and accepted by Owner, an amount equal to the sum of (i) the reimbursable Cost of the Work performed by Contractor less amounts previously paid to Contractor for such work and (ii) Contractor's Fee on the reimbursable Cost of the Work performed by Contractor less amounts previously paid to Contractor with respect to such Contractor's Fee.

     14.2.5    Insert the following as a new Subparagraph  14.2.5:

               If Owner terminates employment of Contractor as provided in Subparagraph 14.2.1, then Contractor agrees, if requested by Owner, to promptly assign to Owner such subcontracts, equipment rental agreements, materials purchase agreements, and other agreements with third parties who are furnishing property and/or services for construction of the Project, as may be designated by Owner.

     14.3.2 In line two, insert the words "which last for a period longer than sixty (60) consecutive days" after the number "14.3.1". Delete the second sentence in its entirety.

     14.3.2.1  In line two, delete the word "or".

     14.3.2.2 Delete the period at the end and insert the punctuation and word; "or" in lieu thereof.

     14.3.2.3  Insert the following as a new Subparagraph 14.3.2.3:

               that the applicable suspension, delay or interruption is for sixty (60) consecutive days or less.

     14.4.3. Delete Subparagraph 14.4.3 in its entirety and insert the following in lieu thereof:

               The Owner may, at its option, terminate the Contract in whole or, from time to time, in part at any time by written notice thereof to the Contractor, without cause and for Owner's convenience. Upon any such termination, Contractor agrees to waive any claims for damages, including loss of anticipated profits or Contractor's Fee, on account thereof, and as the sole right and remedy of Contractor, Owner shall pay Contractor in accordance with Subparagraph 14.1.3 hereof.

               The provisions of the Contract, which by their nature survive final acceptance of the Work, shall remain in full force and effect after such termination to the extent provided in such provisions.
               (a) upon such termination, the obligations of the Contractor shall continue as to portions of the Work already performed and as to bona fide obligations assumed by Contractor prior to the date of termination.

     14.5.     The following is hereby added as a new Paragraph 14.5:

               Notwithstanding anything contained herein or in the other Contract Documents to the contrary, should either party wish to terminate this Agreement upon not less than seven days' notice to the other due to the failure of the other to perform in accordance with the Contract Documents, all as more fully set forth in Subparagraphs 14.1.3, 14.1.4, 14.2.1 and 14.2.2 hereof, the party wishing to terminate shall first deliver written notice of non-performance to the other party and afford the other party ten (10) days from the receipt by the other party of such notice to cure the identified non-performance. If the other party fails to cure such non-performance within the ten
               (10) day period afforded, the party wishing to terminate then shall have the right to terminate this Agreement upon not less than an additional seven days' notice to the other party as set forth in the aforesaid Subparagraphs.

                                SCHEDULE 3.1.10


               ARTICLE XXXIII - EQUAL OPPORTUNITY EMPLOYMENT AND
                            AFFIRMATIVE ACTION PLAN

     Tenant shall utilize, and coordinate with, the Office of the Mayor to help ensure the various provisions within this Article XXXIII are fulfilled in a manner that fosters meaningful participation opportunities for local and minority/women business enterprise ("M/WBE" vendors, suppliers and contractors. Tenant agrees that it will make good faith efforts to meet and increase the voluntary M/WBE goals that Tenant establishes with the Louisiana Gaming Control Board. These goals have been established as 25% minority business enterprise procurement and 10% female business enterprise procurement. In an effort to meet and increase those goals, Tenant and Landlord shall establish and appoint an Equal Opportunity Employment and Procurement Advisory Council (the "Advisory Council") comprised of business leaders to advise on the establishment of and support the attainment of M/WBE procurement and employment goals, with the overall objective of expanding the level of M/WBE procurement, and increasing the number of minorities in management positions. The Advisory Council shall be comprised of six (6) members, three (3) of whom shall be appointed by the Landlord. Tenant and Landlord may change the number and method of appointment of members and the frequency of meetings by mutual consent. The Advisory Council shall provide Tenant with suggested methods to increase M/WBE procurement activity, and to increase minority representation in management positions. The Advisory Council shall meet monthly with representatives of the Tenant regarding Tenant purchasing needs and goals for the next ninety (90) days. The Tenant shall provide Landlord and Advisory Council with quarterly reports on M/WBE procurement and employment goals established by Tenant and related goal achievement. Such reports shall be issued within thirty (30) days from the end of each calendar quarter of each year.

     Tenant agrees to use its best efforts to in good faith:

          (a) seek to employ in its operations, at all levels, individuals living in the City of Shreveport from the various gender, racial and ethnic backgrounds found in the City of Shreveport. The selection process will be carried out with a focus on Tenant's commitment to hiring at least eighty percent (80%) local area residents and at least forty percent (40%) minorities.

          (b) actively recruit handicapped persons in the City of Shreveport to be included among its employees. Tenant will contact applicable organizations within the greater Shreveport area that support persons with disabilities to seek out qualified persons with disabilities for potential employment. Tenant will fully comply with the Americans with Disabilities Act. Furthermore, Tenant is taking a leadership position within the industry by training all of its employees in disability etiquette toward customers and fellow employees.

          (c) contract with local vendors of various gender, racial and ethnic backgrounds found in the City of Shreveport to the extent possible and insofar as service availability, cost competitiveness and service quality will allow.

     Tenant will establish a goal expenditure level for certified M/WBEs. Contracting preference will be given to qualified M/WBEs certified by either the Mayor of the City of Shreveport or the State of Louisiana. Tenant will develop a partnership with local area certified M/WBEs to help them secure a positive business relationship by offering expert advice on purchasing matters, setting up bids, seeking operational monies, and, if necessary, establishing an up-front-payment plan for goods and services rendered. In evaluating M/WBE participation, consideration will be given to the "reasonable price" of that participation. This "reasonable price" concept: (i) recognizes that because of difficulty in obtaining financing, start-up costs, less experience, inability to purchase large quantities of supplies and other factors, M/WBE prices may be somewhat higher than those of non-M/WBEs, at, least initially; (ii) provides protection to M/WBEs from being rejected when their prices are only slightly higher than non-M/WBEs; and (iii) provides that meeting stated M/WBE goals is treated similarly to complying with any other specification of the bid solicitation which a contractor must meet in order to be considered a responsive bidder.

     Construction Phase - Prior to the contracting process, Tenant will meet with a representative sampling of minority and female construction related companies in a geographic area no smaller than an area encompassing Dallas, Texas, New Orleans, Louisiana and Atlanta, Georgia (the "Subject Area") to ensure that such companies: (1) are fully aware of the available contract opportunities for construction projects and (2) have a Tenant contact person available to answer questions throughout the contracting and construction phase of such projects. After surveying a representative sampling of minority and female construction related companies in the Subject Area, Tenant will establish a goal for the total construction budget to be contracted with such companies. Any general contractor wanting to do business with Tenant for construction projects must accept this provision in order to contract with Tenant. The general contractor will be held accountable for ensuring compliance with M/WBE goals and will be required to report on such goal compliance at least quarterly (such reports will be made available to the office of the Mayor).

     Operations Phase - M/WBE companies will be identified and contacted by local management. As should be the case in any business, vendors will be sought that can offer quantity, quality and service, but with a strong commitment to M/WBE companies.

          (d) provide training in the City of Shreveport for individuals to be employed by Tenant. once hired, an employee will be trained in the skills necessary to deliver the kind of service for a first-class riverboat casino/hotel complex. Individuals will be paid during the training period. This mandatory training will address applicable job functions within the gaming business (e.g., table games, slot machines, shift supervision, security, food and beverage, guest services, etc.) Tenant will continue to work with the various community groups identified above to keep the line of communication continuously open.

     Tenant will provide to Landlord Tenant's annual community review report covering the Shreveport properties of Tenant. Tenant believes that any commitment such as made above should include a reporting and feedback mechanism and Tenant accordingly welcomes the requirement for such reporting. The annual community review report will cover minority hiring as well as business done with M/WBEs.

AGREEMENT BETWEEN OWNER AND CONTRACTOR
-------------------------------------------------------------------------------


                                SCHEDULE 5.2.3

                                  UNIT PRICES
                                  -----------

1. For augercast piles longer than the base length indicated on the drawings:

                                                       Add - $17.50 per lin. ft.

2. For augercast piles shorter than the base length indicated on the drawings:

                                                     Deduct - $4.40 per lin. ft.

3.  For each additional augered cast pile of the base length:

                                                          Add $1,600.00 per pile

4.  For each deleted augered cast pile of the base length:

                                                       Deduct - $650.00 per pile

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                                SCHEDULE 5.2.4

                                  ALLOWANCES
                                  ----------

Per specification section 01210 of the Hotel Specifications:

1.  Door hardware - (material only)                                     $285,000

2.  Male statues and grilles per sheet A305 - (material only)           $100,000

3.  Sound Isolation - (Inspection Agency only)                          $ 85,000

4.  Inspection Agency - (per Allowance description)                     $ 20,000

5.  Water Feature - (per Allowance description)                         $200,000

6.  Irrigation includes design, material and installation and
    freeze protection                                                   $ 50,000

7.  Active noise control for air handling units 1, 2, 3, 4 and
    OAH 1 & 2 -(material and installation)                              $ 75,000

8.  Waste oil collector system - (material and installation)            $ 50,000

9.  Electrical circuits for display cases - (material and installation) $  2,500

10. Electrical circuits for copy machines                               $  1,750

11. Metal or stone handrails at Atrium, Showroom, Bar and Deli-
    (material and installation)                                         $408,610

Per specification section 01020 of the Parking Structure specifications:

1.  Crack Seal at floor deck                                            $  2,500

Per assumption attachment:

1.  Toilet Accessories for Hotel - (material and installation)          $150,000

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                                  PAGE 1 OF 6
                                SCHEDULE 5.2.5

                    ASSUMPTIONS ON WHICH THE GMP IS BASED:

Based on the telephone conversation between Ed Hanson and Pat Gernon on 7/9/99 and our meeting of 7/12/99, 7/29/99 and 7/30/99 the following assumptions are included in our contract agreement:

 . We will provide a free standing room mock up including working electrical and lighting but non-working plumbing fixtures and no chilled water.

 . We do include the five BAS relief panels on the front elevation of the podium, the BAS relief panels at the top of the tower and the BAS relief panel inlays at the garage pre-cast concrete spandrel panels.

 . We will install the Owner furnished BAS relief panels at the Atrium facia and the showroom side walls.

 . We have included $150,000.00 for complete purchase and installation of the toilet room accessories at Floors 4 through 17.

 .  We have included wood framed windows at the VIP Lounge and the Fairbanks
   Restaurant.

 .  We have included the wood inlay flooring at the Fairbanks Bar.

 .  We will provide 24 hour jobsite security.

 .  We include contract document reproduction.

 . We will provide spandrel glass windows in lieu of the Owner furnished "C" windows.

 .  We include planters along the boat basin walkway and the roof of the retail.

 .  We will provide a gangway to the boat from the hotel site.

 .  We will provide a 3-door wood cabinet front on the 2-bay suite minibars.

 . We include the nine (9) overhead rolling fire doors at the hotel - to - boat entrance.

 .  We include fire extinguishers and cabinets at the parking structure.

 .  We include the signage at the parking structure.

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                                  PAGE 2 OF 6
                                SCHEDULE 5.2.5

 .  We exclude the painting of the Texas Avenue bridge.

 . We exclude furnishing and installing the cold cathold lighting shown on the Craig Roberts drawings LC1 -LC3.

 .  We exclude the special paint finishes except the duroplex paint finishes.

 .  We exclude retaining wall and guardrail noted "N.I.C." along the Riverbank.

 .  We exclude the tenant build-out of the Health Club.

 . We exclude the tenant build-out of the garage retail space and the slab on grade therefor.

 . We exclude the tenant build-out of the Studio Store and the storefront thereto.

 .  Planters at basin edge and roof of retail

 .  Temporary gangway to boat

 .  Freestanding mock up room

 .  Install base relief panels at atrium and showroom

 .  Toilet accessories allowance

 .  Change stained conc. paving to patterned brick

 .  Increase planters at escalator

 .  Drywall changes at ID drawings

 .  Add wood dance floor

 .  Mirrors at public restrooms;

 .  Glass changes at parking structure

 .  Piling revisions

 .  Add SOG at tenants

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                                  PAGE 3 OF 6
                                SCHEDULE 5.2.5

 .  West elevation at parking garage

 .  Masonry changes at parking garage

 .  Storm drainage changes at parking garage

 .  Add railing at deli

 .  Add dial tile border in public el. lobby's

 .  Elevator door changes

 .  Telephone counters

 .  Add ceramic tile at deli

 .  Add windows at buffet seating

 .  Add drawers in vanities

 .  Secure walls and ceilings at holding cell

 .  Structural steel changes in hotel

 .  Structural steel changes at retail

 .  Allow for irrigation including freeze protection and electrical

 .  Delete special finish paint except duraplex finishes SF 1, 10, 11, 12 and 17

 .  Core drill for que rails at buffet

 .  Increase size of roll-up door at dock

 .  Change two (2) 3000 amp main circuit breakers to 5000 amp main breakers.

 .  Change 3000 amp buss to 5000 amp buss duct and fittings.

 .  Transformer T7 from 300 KVA to 500 KVA and increased conduit and wire size.

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                                  PAGE 4 OF 6
                                SCHEDULE 5.2.5

 .  Delete 400 amp fuse switch and replace with 600 amp to Transformer T7.

 .  Change feeder size to R2, K9 and SR.

 . Change MSB1 and MSB2 from 3000 amp to 5000 amp and increase fault current rating from 65KIC to 100KIC with added meter section.

 . Delete panel EDP2 and EDP1 and add panel EDP 1200 amp with associated conduit and wire. This was move to engineers office.

 . Delete three (3) automatic transfer switches and add one (1) 1200 amp transfer switch.

 .  Delete panels and feeders for Hl, H2, H3, H4, OLA, OLC, OLD, R14 and ER2.

 .  Add new panels and feeders for H1, H2, AC12, AC13, EH1 and CP.

 .  Increase feeder to fire pump from 2" to 3" conduit and wire.

 . Increase circuit size to AHU #5, 6, 7, 8, 9 and 10 from 60 amp to 200 amp due to increase in heat strip size.

 .  Delete (2) Fl, (114) F4, (2) F6, (6) F7, (9) F9 and (5) Fll. Add (7) F5, (2)
   F9A and (1) F10.

 .  Increase MSB to 1600 amp with conduit and wire.

 .  Increase conduit and wire size for HS and RP.

 .  Add 3-150 KVA transformers:  T2, T3 and for panel RM.

 .  Add 1-75 KVA transformer.

 .  Change 1-30 KVA transformer to 15 KVA.

 .  Miscellaneous disconnect changes additions or deletions.

 .  Owner provides Builders Risk Insurance.

 .  Delete RH1 thru RH6 panels and wire at retail.

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                                  PAGE 5 OF 6
                                SCHEDULE 5.2.5

 . Provide 4, 208v, 3 pole, 4 wire, 20A, twistlock receptacles on roof above the 17th floor. Provide weatherproof cover. Provide 3-#10 AWG and 1 - #10 GRD in 1/2" conduit from each receptacle to panel AC5. Receptacles shall be located at 4 comers of rooftop for window washing system.

 . Provide 45 KVA UPS unit in computer room #340. Unit shall have 208 volt, 3 phase, 4 wire inputs and outputs and shall be installed into feeder for panel CP. Unit shall provide minimum backup power of 45 KVA for 30 minutes. Panel CP shall be 42 ckt, 208V, 3 phase, 4 wire, 225A with 42-20A, IP breakers. Provide 4-20A ckts to security desk on first floor. Provide 4-20A ckts to office #160 on first floor. All other circuits shall be distributed throughout computer room and security room.

 .  Provide 120 volt power and a 3/4" conduit to each closed circuit camera
   (approximately 48), as shown on Multitech drawings, for parking garage. Camera power shall be fed from panel ER - 12, 14. Conduits for CAT 5 and COAX to cameras may be collected into larger riser conduits as required.

 . Delete 2-4" C as shown on Sheet E 101 for BellSouth. Provide 4-4" C from existing BellSouth manhole under bridge to new pullbox (4'x6') located on first floor of parking garage, near column 23-c. Provide 1-4" C from new pullbox to security room under ramp on first floor. Provide 3-4" C from new pullbox to computer room on 3rd floor of hotel podium. Conduits shall be routed above ceiling of bridge. Provide 2-2" C from computer room #340 to office #160 on first floor of hotel podium.

 . On Sheet E 4.01 of parking garage drawings, electrical feeder diagram -Retail building, delete requirement for 1-4" C and replace with 3-2" C. Conduits shall be routed from existing BellSouth manhole under bridge to 24" x 24" x 12" weatherproof junction box mounted below AT&T network box.

 . Provide 1, 208V, 3 pole, 4 wire, 20A, twistlock receptacle on roof above the 3rd floor. Provide weatherproof cover. Provide 3-#10 AWG and 1-#10 GRD in 1/2" conduit from each receptacle to panel RWR-33, 35. Receptacles shall be located on west side of roof.

 .  Drainage from Texas St. bridge.

 .  Provide 6" x40' flexible connection for sanitary sewer to boat.

 .  Change domestic water service to boat from 30' to a 40' flexible connection.

 . Increase domestic water service from 8" to 10" and provide 6" domestic waterline to basin fill system.

================================================================================
HOLLYWOOD CASINO                                                   July 30, 1999
#202526 v1 - Agreement between Owner and Contractor

AGREEMENT BETWEEN OWNER AND CONTRACTOR

-----------------------------------------------------------------------------

                                  PAGE 6 OF 6
                                SCHEDULE 5.2.5

 .  Change all horizontal 1/2" domestic water piping to 3/4".

 . Provide 9 additional drains for the kitchen equipment as shown on the kitchen equipment drawings.

 .  Change from a simplex water softener to a duplex water softening system.

 .  Furnish and install two, 200 pair telephone cable from Podium
   Computer/Telephone Room to PBX area, adjacent to Hotel Front Desk. All cable runs shall include conduit, raceways, junction boxes, etc. A total of 800 1f.

 .  The Liquor system for the Main Lobby Bar has been relocated from the small
   Ice Room adjacent to the Bar to a utility room by the Elevator Core. The Conduit lengths will change.

 .  Furnish and install low sound level cooling towers similar to BAC, Model
   33935 for a max 75dba. at 5 feet from top, per cell.


================================================================================
HOLLYWOOD CASINO                                                   July 30, 1999
#202526 v1 - Agreement between Owner and Contractor

AGREEMENT BETWEEN OWNER AND CONTRACTOR

-----------------------------------------------------------------------------

                                SCHEDULE 7.2.2

          SUPERVISORY PERSONNEL STATIONED AT CONTRACTOR'S PRINCIPAL
          ---------------------------------------------------------
                             OFFICE FOR ARTICLE 14
                             ---------------------

Pat Gernon -     180 Days/Change Order Pricing Final Design Development      $10,500/month
Gail Brashier -  180 Days / Basin Submittal Process / Q.C.                   $ 6,500/month
Dupree Petty -   Full Duration - Part Time Site / Part Time Office           $10,500/month
Debra Tucker -   Full Duration - Gulfport                                    $ 4,500/month
Fred O'Boyle -   Full Duration - New Orleans                                 $ 6,500/month
Ken Taylor -     180 Days / Change Order Pricing Final Design Development    $10,500/month
Jay Calcote -    40 Days / 2 days per month; 10 days at start.               $ 6,500/month


================================================================================
HOLLYWOOD CASINO                                                   July 30, 1999
#202526 v1 - Agreement between Owner and Contractor

AGREEMENT BETWEEN OWNER AND CONTRACTOR

-----------------------------------------------------------------------------

                                SCHEDULE 12.1.2

             MONTHLY DRAW MEETING SCHEDULE (LAND BASED FACILITIES)
             -----------------------------------------------------

  Consultant/Contractor           All Invoices          On Site Draw Meeting
  ---------------------           ------------          --------------------
      Cut-Off Date                Due to HWCC                   Date
      ------------                -----------                   ----

     July 25, 1999          July 30, 1999             August 3, 1999
     August 25, 1999        August 31, 1999           September 2, 1999
     September 25, 1999     October 1, 1999           October 5, 1999
------------------------------------------------------------------------------
     October 25, 1999       November 1, 1999          November 4, 1999
     November 25, 1999      December 1, 1999          December 6, 1999
     December 24, 1999      January 3, 2000           January 6, 2000
------------------------------------------------------------------------------
     January 25, 2000       January 31, 2000          February 3, 2000
     February 25, 2000      March 2, 2000             March 7, 2000
     March 25, 2000         March 31, 2000            April 4, 2000
------------------------------------------------------------------------------
     April 25, 2000         May 1, 2000               May 4, 2000
     May 25, 2000           May 31, 2000              June 6, 2000
     June 25, 2000          June 30, 2000             July 5, 2000
------------------------------------------------------------------------------
     July 25, 2000          July 31, 2000             August 3, 2000
     August 25, 2000        August 30, 2000           September 5, 2000
     September 25, 2000     September 29, 2000        October 5, 2000
------------------------------------------------------------------------------
     October 25, 2000       October 30, 2000          November 2, 2000
     November 27, 2000      December 1, 2000          December 5, 2000

All Draw Meetings will be held at the construction offices at the building site.

All payments are due to consultants and contractors on the 15th of the month following Draw Meeting.


================================================================================
HOLLYWOOD CASINO                                                   July 30, 1999
#202526 v1 - Agreement between Owner and Contractor

AGREEMENT BETWEEN OWNER AND CONTRACTOR

-----------------------------------------------------------------------------

                                SCHEDULE 15.1.4

                              SPECIFICATION INDEX
                              -------------------


BDG                      Project Specifications          Volume 1
                         Contract July 30, 1999

BDG                      Project Specifications          Volume 2
                         Contract July 30, 1999

Brown, Cunningham        Permit
Gannuch                  June 30, 1999

US Food Service          Hollywood Casino                Volume 1
                         Shreveport
                         Food Service                    Volume 2
                         Equipment                       Volume 3

IPD                      Construction
                         Specification
                         For Hollywood Casino
                         Parking Structure
                         Shreveport, Louisiana
                         Date: May 28, 1999
                         Revised Date: July 5,
                         1999


================================================================================
HOLLYWOOD CASINO                                                   July 30, 1999
#202526 v1 - Agreement between Owner and Contractor

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 3

================================================================================
       DWG NO.                  TITLE        REVISION              DWG DATE
                                               DATE
================================================================================
A010          CODE SUMMARY                    7/28/99                7/9/99
--------------------------------------------------------------------------------
A011          CODE SUMMARY                    7/28/99                7/1/99
--------------------------------------------------------------------------------
A020          WALL TYPES                      7/28/99                7/9/99
--------------------------------------------------------------------------------
A021          WALL TYPES                      7/28/99                7/9/99
--------------------------------------------------------------------------------
A022          WALL TYPES UL ASSEMBLIES        7/28/99                7/9/99
--------------------------------------------------------------------------------
A023          WALL TYPES UL ASSEMBLIES        7/28/99                7/9/99
--------------------------------------------------------------------------------
A030          GENERAL NOTES                   7/28/99                7/9/99
--------------------------------------------------------------------------------
A050          LIFE SAFETY                     7/28/99                7/9/99
--------------------------------------------------------------------------------
A051          LIFE SAFETY                     7/28/99                7/9/99
--------------------------------------------------------------------------------
A052          LIFE SAFETY                     7/28/99                7/9/99
--------------------------------------------------------------------------------
A053          LIFE SAFETY                     7/28/99                7/9/99
--------------------------------------------------------------------------------
A054          LIFE SAFETY                     7/28/99                7/1/99
--------------------------------------------------------------------------------
A055          LIFE SAFETY                     7/28/99                7/9/99
--------------------------------------------------------------------------------
A056          LIFE SAFETY 14-15 FLOOR PANS    7/28/99                7/9/99
--------------------------------------------------------------------------------
A057          LIFE SAFETY 16 FLOOR PLAN       7/28/99                7/9/99
--------------------------------------------------------------------------------
A058          LIFE SAFETY 17 FLOOR PLAN       7/28/99                7/9/99
--------------------------------------------------------------------------------
1 OF 4        ALTA/ACSM LAND TITLE SURVEY                           3/20/99
--------------------------------------------------------------------------------
2 OF 4        ALTA/ACSM LAND TITLE SURVEY                           3/20/99
--------------------------------------------------------------------------------
3 OF 4        ALTA/ACSM LAND TITLE SURVEY                           3/20/99
--------------------------------------------------------------------------------
4 OF 4        ALTA/ACSM LAND TITLE SURVEY                           3/20/99
--------------------------------------------------------------------------------
A101          OVERALL SITE PLAN               7/28/99                7/9/99
--------------------------------------------------------------------------------
A102          ARCHITECTURAL SITE PLAN         7/28/99                7/9/99
--------------------------------------------------------------------------------
A103          DEMOLITION SITE PLAN            7/28/99                7/9/99
--------------------------------------------------------------------------------
Al 04         CONSTRUCTION SITE PLAN          7/28/99                7/9/99
--------------------------------------------------------------------------------
A105          SITE DETAILS                    7/28/99                7/9/99
--------------------------------------------------------------------------------
A201          OVERALL FIRST FLOOR             7/28/99                7/9/99
--------------------------------------------------------------------------------
A201.1        PARTIAL FIRST FLOOR             7/28/99                7/9/99
--------------------------------------------------------------------------------
A201.2        PARTIAL FIRST FLOOR             7/28/99                7/9/99
--------------------------------------------------------------------------------
A201.3        DIMENSION PLAN FIRST FLOOR      7/28/99                7/9/99
--------------------------------------------------------------------------------
A201.4        DIMENSION PLAN FIRST FLOOR      7/28/99                7/9/99
--------------------------------------------------------------------------------
A202          OVERALL SECOND FLOOR            7/28/99                7/9/99
--------------------------------------------------------------------------------
A202.1        PARTIAL SECOND FLOOR            7/28/99                7/9/99
--------------------------------------------------------------------------------
A202.2        PARTIAL SECOND FLOOR            7/28/99                7/9/99
--------------------------------------------------------------------------------
A202.3        DIMENSION PLAN FIRST FLOOR      7/28/99                7/9/99
--------------------------------------------------------------------------------
A202.4        DIMENSION PLAN FIRST FLOOR      7/28/99                7/9/99
--------------------------------------------------------------------------------
A203          OVERALL THIRD FLOOR             7/28/99                7/9/99
--------------------------------------------------------------------------------
A203.1        PARTIAL THIRD FLOOR             7/28/99                7/9/99
--------------------------------------------------------------------------------
A203.2        PARTIAL THIRD FLOOR             7/28/99                7/9/99
--------------------------------------------------------------------------------
A203.3        DIMENSION PLAN FIRST FLOOR      7/28/99                7/9/99
--------------------------------------------------------------------------------
A203.4        DIMENSION PLAN FIRST FLOOR      7/28/99                7/9/99
--------------------------------------------------------------------------------
A204          FOURTH FLOOR PLAN               7/28/99                7/9/99
--------------------------------------------------------------------------------
A205          FIFTH FLOOR PLAN                7/28/99                7/9/99
--------------------------------------------------------------------------------
A206          16TH - 13TH FLOOR PLAN          7/28/99                7/9/99
--------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 3

================================================================================
  DWG NO.                TITLE                 REVISION              DWG DATE
                                                 DATE
================================================================================
A214          14TH - 15TH FLOOR PLAN            7/28/99                7/9/99
--------------------------------------------------------------------------------
A216          16TH FLOOR PLAN                   7/28/99                7/9/99
--------------------------------------------------------------------------------
A217          17TH FLOOR PLAN                   7/28/99                7/9/99
--------------------------------------------------------------------------------
A218          MECHANICAL ROOF PLAN              7/28/99                7/9/99
--------------------------------------------------------------------------------
A219          ROOF PLAN                         7/28/99                7/9/99
--------------------------------------------------------------------------------
A222          BRIDGE PLAN                       7/28/99                7/9/99
--------------------------------------------------------------------------------
A223          ENLARGED ROOM PLANS               7/28/99                7/9/99
--------------------------------------------------------------------------------
A224          ENLARGED ROOM PLANS               7/28/99                7/9/99
--------------------------------------------------------------------------------
A225          ENLARGED ROOM PLANS               7/28/99                7/9/99
--------------------------------------------------------------------------------
A226          ENLARGED ROOM PLANS               7/28/99                7/9/99
--------------------------------------------------------------------------------
A240          SECTION THRU STAIRS S-1           7/28/99                7/9/99
--------------------------------------------------------------------------------
A241          SECTION THRU STAIR S-3            7/28/99                7/9/99
--------------------------------------------------------------------------------
A242          SECTION THRU STAIR TS-2           7/28/99                7/9/99
--------------------------------------------------------------------------------
A243          SECTION THRU STAIR TS-1           7/28/99                7/9/99
--------------------------------------------------------------------------------
A244          SECTION THRU STAIR S-2            7/28/99                7/9/99
--------------------------------------------------------------------------------
A245          PLATFORM PLANS                    7/28/99                7/9/99
--------------------------------------------------------------------------------
A250          ESCALATOR PLANS                   7/28/99                7/9/99
--------------------------------------------------------------------------------
A251          ELEVATORS PLANS & SECTIONS        7/28/99                7/9/99
--------------------------------------------------------------------------------
A252          ELEVATORS PLANS & SECTIONS        7/28/99                7/9/99
--------------------------------------------------------------------------------
A253          ELEVATORS PLANS & SECTIONS        7/28/99                7/9/99
--------------------------------------------------------------------------------
A254          ENLARGED PLANS & SECTIONS         7/28/99                7/9/99
--------------------------------------------------------------------------------
A255          ENLARGED PLANS & SECTIONS         7/28/99                7/9/99
--------------------------------------------------------------------------------
A-261         ENLARGED TOILET ROOMS             7/28/99                7/9/99
--------------------------------------------------------------------------------
A-262         ENLARGED TOILET ROOMS             7/28/99                7/9/99
--------------------------------------------------------------------------------
A-263         TOILET RM ELEVATIONS              7/28/99                7/9/99
--------------------------------------------------------------------------------
A-264         ENLARGED TOILET ROOMS             7/28/99                7/9/99
--------------------------------------------------------------------------------
A-265         ENLARGED TOILET ROOMS             7/28/99                7/9/99
--------------------------------------------------------------------------------
A-266         ENLARGED TOILET ELEVATIONS        7/28/99                7/9/99
--------------------------------------------------------------------------------
A-267         ENLARGED TOILET ELEVATIONS        7/28/99                7/9/99
--------------------------------------------------------------------------------
A-268         ENLARGED TOILET ROOMS             7/28/99                7/9/99
--------------------------------------------------------------------------------
A-269         ENLARGED TOILET ELEVATIONS        7/28/99                7/9/99
--------------------------------------------------------------------------------
A270          ROOF DETAILS                      7/28/99                7/9/99
--------------------------------------------------------------------------------
A272          ENLARGED LOADING/TRASH DOCK       7/28/99                7/9/99
--------------------------------------------------------------------------------
A300          EXTERIOR ELEVATION                7/28/99                7/9/99
--------------------------------------------------------------------------------
A300.1        ELEVATIONS EIFS PANELS            7/28/99                7/9/99
--------------------------------------------------------------------------------
A301          EXTERIOR ELEVATION                7/28/99                7/9/99
--------------------------------------------------------------------------------
A301.1        ELEVATIONS EIFS PANELS            7/28/99                7/9/99
--------------------------------------------------------------------------------
A302          EXTERIOR ELEVATION                7/28/99                7/9/99
--------------------------------------------------------------------------------
A302.1        ELEVATIONS EIFS PANELS            7/28/99                7/9/99
--------------------------------------------------------------------------------
A303          EXTERIOR ELEVATION                7/28/99                7/9/99
--------------------------------------------------------------------------------
A303.1        ELEVATIONS EIFS PANELS            7/28/99                7/9/99
--------------------------------------------------------------------------------
A304          PARTIAL ELEVATIONS                7/28/99                7/9/99
--------------------------------------------------------------------------------
A305          STATUE ELEV. & SECT.              7/28/99                7/9/99
--------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 3

================================================================================
 DWG NO.              TITLE                   REVISION              DWG DATE
                                                DATE
================================================================================
A306        RELIEF PANEL ELEVATIONS            7/28/99                7/9/99
--------------------------------------------------------------------------------
A306.1      RELIEF PANEL ISOMETRIC             7/28/99                7/9/99
--------------------------------------------------------------------------------
A307        BRIDGE ELEVATIONS                  7/28/99                7/9/99
--------------------------------------------------------------------------------
A308        ENTRANCE PORTAL ELEV.              7/28/99                7/9/99
--------------------------------------------------------------------------------
A400        LONGITUDINAL BLDG SECTION          7/28/99                7/9/99
--------------------------------------------------------------------------------
A401        TRANSVERSE BLDG SECTION            7/28/99                7/9/99
--------------------------------------------------------------------------------
A402        TRANSVERSE BLDG SECTION            7/28/99                7/9/99
--------------------------------------------------------------------------------
A403        TRANSVERSE BLDG SECTION            7/28/99                7/9/99
--------------------------------------------------------------------------------
A404        PARTIAL BLDG SECTION               7/28/99                7/9/99
--------------------------------------------------------------------------------
A405        PED. BRIDGE SECTION                7/28/99                7/9/99
--------------------------------------------------------------------------------
A406        PED. BRIDGE SECTION                7/28/99                7/9/99
--------------------------------------------------------------------------------
A407        ENLARGED SECTION                   7/28/99                7/9/99
--------------------------------------------------------------------------------
A450        WALL SECTIONS                      7/28/99                7/9/99
--------------------------------------------------------------------------------
A451        WALL SECTIONS                      7/28/99                7/9/99
--------------------------------------------------------------------------------
A452        WALL SECTIONS                      7/28/99                7/9/99
--------------------------------------------------------------------------------
A453        WALL SECTIONS                      7/28/99                7/9/99
--------------------------------------------------------------------------------
A454        WALL SECTIONS                      7/28/99                7/9/99
--------------------------------------------------------------------------------
A455        WALL SECTIONS                      7/28/99                7/9/99
--------------------------------------------------------------------------------
A456        WALL SECTIONS                      7/28/99                7/9/99
--------------------------------------------------------------------------------
A457        WALL SECTIONS                      7/28/99                7/9/99
--------------------------------------------------------------------------------
A458        WALL SECTIONS                      7/28/99                7/9/99
--------------------------------------------------------------------------------
A459        WALL SECTIONS                      7/28/99                7/9/99
--------------------------------------------------------------------------------
A460        SECTIONS THRU BOAT RAMP            7/28/99                7/9/99
--------------------------------------------------------------------------------
A500        TOWER DOOR SCHEDULE                7/28/99                7/9/99
--------------------------------------------------------------------------------
A501        TOWER DOOR SCHEDULE                7/28/99                7/9/99
--------------------------------------------------------------------------------
A502        TOWER DOOR SCHEDULE                7/28/99                7/9/99
--------------------------------------------------------------------------------
A503        TOWER DOOR SCHEDULE                7/28/99                7/9/99
--------------------------------------------------------------------------------
A504        DOOR/FRAME ELEVATIONS              7/28/99                7/9/99
--------------------------------------------------------------------------------
A511        INTERIOR DOOR DETAILS              7/28/99                7/9/99
--------------------------------------------------------------------------------
A512        EXTERIOR DOOR DETAILS              7/28/99                7/9/99
--------------------------------------------------------------------------------
A513        EXTERIOR LOUVERS                   7/28/99                7/9/99
--------------------------------------------------------------------------------
A514        OPERABLE PARTITION DETAILS         7/28/99                7/9/99
--------------------------------------------------------------------------------
A600        DETAILS                            7/28/99                7/9/99
--------------------------------------------------------------------------------
A601        DETAILS                            7/28/99                7/9/99
--------------------------------------------------------------------------------
A602        DETAILS                            7/28/99                7/9/99
--------------------------------------------------------------------------------
A603        DETAILS                            7/28/99                7/9/99
--------------------------------------------------------------------------------
A604        DETAILS                            7/28/99                7/9/99
--------------------------------------------------------------------------------
A605        FLOOR & TILE DETAILS               7/28/99                7/9/99
--------------------------------------------------------------------------------
A701        OVERALL FIRST FLOOR RCP            7/28/99                7/9/99
--------------------------------------------------------------------------------
A701.1      PARTIAL FIRST FLOOR RCP            7/28/99                 79/99
--------------------------------------------------------------------------------
A701.2      PARTIAL FIRST FLOOR RCP            7/28/99                7/9/99
--------------------------------------------------------------------------------
A702        OVERALL SECOND FLOOR RCP           7/28/99                7/9/99
--------------------------------------------------------------------------------
A702.1      PARTIAL SECOND FLOOR RCP           7/28/99                7/9/99
--------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5


HOTEL VOL. 3
HOTEL VOL. 1

================================================================================
  DWG NO.             TITLE                   REVISION              DWG DATE
                                                DATE
================================================================================
A702.2     PARTIAL SECOND FLOOR RCP            7/28/99                7/9/99
--------------------------------------------------------------------------------
A703       OVERALL 3RD FLOOR RCP               7/28/99                7/9/99
--------------------------------------------------------------------------------
A703.1     PARTIAL 3RD FLOOR RCP               7/28/99                7/1/99
--------------------------------------------------------------------------------
A703.2     PARTIAL 3RD FLOOR RCP               7/28/99                7/9/99
--------------------------------------------------------------------------------
A704       4TH FLOOR RCP                       7/28/99                7/9/99
--------------------------------------------------------------------------------
A705       5TH FLOOR RCP                       7/28/99                7/9/99
--------------------------------------------------------------------------------
A706       6TH - 13TH REFLECTED CEILING        7/28/99                7/9/99
--------------------------------------------------------------------------------
A714       14TH - 15TH RCP                     7/28/99                7/9/99
--------------------------------------------------------------------------------
A716       16TH FLOOR RCP                      7/28/99                7/9/99
--------------------------------------------------------------------------------
A717       17TH FLOOR REFLECTED CEILING        7/28/99                7/9/99
--------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5


HOTEL VOL. 3

================================================================================
 DWG NO.        TITLE                       REVISION               DWG DATE
                                              DATE
================================================================================
C100      PART SITE PLAN                     7/28/99                7/9/99
--------------------------------------------------------------------------------
C101      PAVING PLAN                        7/28/99                7/9/99
--------------------------------------------------------------------------------
C102      GRADING & DRAINAGE PLAN            7/28/99                7/9/99
--------------------------------------------------------------------------------
C200      CIVIL DETAILS                      7/28/99                7/9/99
--------------------------------------------------------------------------------
S201.1    PART 1ST FLOOR FRAMING PLAN A      7/28/99                7/9/99
--------------------------------------------------------------------------------
S201.2    PART 1ST FLOOR FRAMING PLAN B      7/28/99                7/9/99
--------------------------------------------------------------------------------
S201.3    1ST FLOOR FRAMING LOADING DOCK     7/28/99               7/28/99
--------------------------------------------------------------------------------
S202.1    PART 2ND FLOOR FRAMING PLAN A      7/28/99                7/9/99
--------------------------------------------------------------------------------
S202.2    PART 2ND FLOOR FRAMING PLAN B      7/28/99                7/9/99
--------------------------------------------------------------------------------
S203.1    PART 3RD FLOOR FRAMING PLAN A      7/28/99                7/9/99
--------------------------------------------------------------------------------
S203.2    PART 3RD FLOOR FRAMING PLAN B      7/28/99                7/9/99
--------------------------------------------------------------------------------
S204.1    PART 4TH FLOOR FRAMING PLAN A      7/28/99               7/28/99
--------------------------------------------------------------------------------
S204.2    PART 4TH FLOOR FRAMING PLAN B      7/28/99                7/9/99
--------------------------------------------------------------------------------
S205      5th-15th FLR. FRAMING PLAN         7/28/99                7/9/99
--------------------------------------------------------------------------------
S216      16th FLR. FRAMING PLAN             7/28/99                7/9/99
--------------------------------------------------------------------------------
S217      17th FLR. FRAMING PLAN             7/28/99                7/9/99
--------------------------------------------------------------------------------
S218      ROOF FRAMING PLAN                  7/28/99                7/9/99
--------------------------------------------------------------------------------
S219      MACH. ROOM FRAMING PLANS           7/28/99                7/9/99
--------------------------------------------------------------------------------
S220      MECH. & ELEC. FRAMING PLANS        7/28/99                7/9/99
--------------------------------------------------------------------------------
S300      FOUNDATION AND PILE CAP DETAILS    7/28/99                7/9/99
--------------------------------------------------------------------------------
S301      FOUNDATION AND PILE CAP DETAILS    7/28/99                7/9/99
--------------------------------------------------------------------------------
S302      FOUNDATION DETAILS                 7/28/99                7/9/99
--------------------------------------------------------------------------------
S303      FOUNDATION DETAILS                 7/28/99                7/9/99
--------------------------------------------------------------------------------
S304      SECTIONS & DETAILS                 7/28/99                7/9/99
--------------------------------------------------------------------------------
S305      SECTIONS & DETAILS                 7/28/99               7/28/99
--------------------------------------------------------------------------------
S306      SECTIONS & DETAILS                 7/28/99               7/28/99
--------------------------------------------------------------------------------
S400      BRIDGE TRUSS ELEVATION & DETS      7/28/99               7/28/99
--------------------------------------------------------------------------------
S401      BRIDGE TRUSS DETAILS               7/28/99               7/28/99
--------------------------------------------------------------------------------
S402      PORTAL FRAMING PLAN                7/28/99               7/28/99
--------------------------------------------------------------------------------
S403      COOLING TOWER AT 3RD FLOOR ROOF    7/28/99               7/28/99
--------------------------------------------------------------------------------
S500      SECTIONS AND DETAILS               7/28/99                7/9/99
--------------------------------------------------------------------------------
S501      SECTIONS AND DETAILS               7/28/99                7/9/99
--------------------------------------------------------------------------------
S502      SECTIONS & DETAILS                 7/28/99               7/28/99
--------------------------------------------------------------------------------
S503      SECTIONS &DETAILS                  7/28/99               7/28/99
--------------------------------------------------------------------------------
S504      SECTIONS & DETAILS                 7/28/99                7/9/99
--------------------------------------------------------------------------------
S600      STEEL COL. SCHED. & MISC. SCHED'S  7/28/99                7/9/99
--------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5


HOTEL VOL. 3

================================================================================
  DWG NO.         TITLE                      REVISION              DWG DATE
                                               DATE
================================================================================
S601       CONCRETE COLUMN SCHEDULE           7/28/99                7/9/99
--------------------------------------------------------------------------------
S602       SHEARWALL DETAILS                  7/28/99                7/9/99
--------------------------------------------------------------------------------
S602.1     SHEARWALL DETAILS                  7/28/99                7/9/99
--------------------------------------------------------------------------------
S602.2     SHEARWALL DETAILS                  7/28/99                7/9/99
--------------------------------------------------------------------------------
S602.3     SHERWALL ELEVATIONS                7/28/99                7/9/99
--------------------------------------------------------------------------------
S603       BEAM & P.C. STRAP SCHED'S & DET'S  7/28/99                7/9/99
--------------------------------------------------------------------------------
S604       SLAB SCHEDULE & DETAILS            7/28/99                7/9/99
--------------------------------------------------------------------------------
M001       HVAC NOTES & LEGENDS               7/28/99                7/9/99
--------------------------------------------------------------------------------
M201.1     PART 1ST FLOOR HVAC                7/28/99                7/9/99
--------------------------------------------------------------------------------
M201.2     PART 1ST FLOOR HVAC                7/28/99                7/9/99
--------------------------------------------------------------------------------
M202.1     PART 2ND FLOOR HVAC                7/28/99                7/9/99
--------------------------------------------------------------------------------
M202.2     PART 2ND FLOOR HVAC                7/28/99                7/9/99
--------------------------------------------------------------------------------
M203.1     PART 3RD FLOOR HVAC                7/28/99                7/9/99
--------------------------------------------------------------------------------
M203.2     PART 3RD FLOOR HVAC                7/28/99                7/9/99
--------------------------------------------------------------------------------
M204       4TH FLOOR HVAC                     7/28/99                7/9/99
--------------------------------------------------------------------------------
M205       5TH FLOOR HVAC                     7/28/99                7/9/99
--------------------------------------------------------------------------------
M206       6TH FLOOR HVAC                     7/28/99                7/9/99
--------------------------------------------------------------------------------
M207       7TH FLOOR HVAC                     7/28/99                7/9/99
--------------------------------------------------------------------------------
M208       8TH FLOOR HVAC                     7/28/99                7/9/99
--------------------------------------------------------------------------------
M209       9TH FLOOR HVAC                     7/28/99                7/9/99
--------------------------------------------------------------------------------
M210       10TH FLOOR HVAC                    7/28/99                7/9/99
--------------------------------------------------------------------------------
M211       11TH FLOOR HVAC                    7/28/99                7/9/99
--------------------------------------------------------------------------------
M212       12TH FLOOR HVAC                    7/28/99                7/9/99
--------------------------------------------------------------------------------
M213       13TH FLOOR HVAC                    7/28/99                7/9/99
--------------------------------------------------------------------------------
M214       14TH FLOOR HVAC                    7/28/99                7/9/99
--------------------------------------------------------------------------------
M215       15TH FLOOR HVAC                    7/28/99                7/9/99
--------------------------------------------------------------------------------
M216       16TH FLOOR HVAC                    7/28/99                7/9/99
--------------------------------------------------------------------------------
M217       17TH FLOOR HVAC                    7/28/99                7/9/99
--------------------------------------------------------------------------------
M218       MECH LEVEL HVAC                    7/28/99                7/9/99
--------------------------------------------------------------------------------
M219       ROOF LEVEL MECHANICAL              7/28/99                7/9/99
--------------------------------------------------------------------------------
M300       MECHANICAL DETAILS                 7/28/99                7/9/99
--------------------------------------------------------------------------------
M400       MECHANICAL SCHEDULES               7/28/99                7/9/99
--------------------------------------------------------------------------------
M401       MECHANICAL RISERS                  7/28/99                7/9/99
--------------------------------------------------------------------------------
M501       LARGE SCALE PLATFORMS - MECH       7/28/99                7/9/99
--------------------------------------------------------------------------------
M502       PEDESTRIAN BRIDGE MECHANICAL       7/28/99                7/9/99
--------------------------------------------------------------------------------
P001       PLUMBING NOTES & LEGENDS           7/28/99                7/9/99
--------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 3

================================================================================
  DWG NO.       TITLE                        REVISION              DWG DATE
                                               DATE
================================================================================
P101      SITE PLAN PLUMBING                  7/28/99                7/9/99
--------------------------------------------------------------------------------
P201.1    PART 1ST FLOOR PLUMBING             7/28/99                7/9/99
--------------------------------------------------------------------------------
P201.2    PART 1ST FLOOR PLUMBING             7/28/99                7/9/99
--------------------------------------------------------------------------------
P202.1    PART 2ND FLOOR PLUMBING             7/28/99                7/9/99
--------------------------------------------------------------------------------
P202.2    PART 2ND FLOOR PLUMBING             7/28/99                7/9/99
--------------------------------------------------------------------------------
P203.1    PART 3RD FLOOR PLUMBING             7/28/99                7/9/99
--------------------------------------------------------------------------------
P203.2    PART 3RD FLOOR PLUMBING             7/28/99                7/9/99
--------------------------------------------------------------------------------
P204      4TH FLOOR PLUMBING                  7/28/99                7/9/99
--------------------------------------------------------------------------------
P205      5TH FLOOR PLUMBING                  7/28/99                7/9/99
--------------------------------------------------------------------------------
P206      6TH FLOOR PLUMBING                  7/28/99                7/9/99
--------------------------------------------------------------------------------
P207      7TH FLOOR PLUMBING                  7/28/99                7/9/99
--------------------------------------------------------------------------------
P208      8TH FLOOR PLUMBING                  7/28/99                7/9/99
--------------------------------------------------------------------------------
P209      9TH FLOOR PLUMBING                  7/28/99                7/9/99
--------------------------------------------------------------------------------
P210      10TH FLOOR PLUMBING                 7/28/99                7/9/99
--------------------------------------------------------------------------------
P211      11TH FLOOR PLUMBING                 7/28/99                7/9/99
--------------------------------------------------------------------------------
P212      12TH FLOOR PLUMBING                 7/28/99                7/9/99
--------------------------------------------------------------------------------
P213      13TH FLOOR PLUMBING                 7/28/99                7/9/99
--------------------------------------------------------------------------------
P214      14TH - FLOOR PLUMBING               7/28/99                7/9/99
--------------------------------------------------------------------------------
P215      15TH - FLOOR PLUMBING               7/28/99                7/9/99
--------------------------------------------------------------------------------
P216      16TH FLOOR PLUMBING                 7/28/99                7/9/99
--------------------------------------------------------------------------------
P217      17TH FLOOR PLUMBING                 7/28/99                7/9/99
--------------------------------------------------------------------------------
P218      HIGH ROOF LEVEL PLUMBING            7/28/99                7/9/99
--------------------------------------------------------------------------------
P300      FAIRBANDS KITCHEN 1ST FL PLUMBING   7/28/99                7/9/99
--------------------------------------------------------------------------------
P301      DINER KITCHEN PLAN PLUMBING         7/28/99                7/9/99
--------------------------------------------------------------------------------
P302      BANQUET KITCHEN 2ND FL PLUMBING     7/28/99                7/9/99
--------------------------------------------------------------------------------
P303      BUFFET AREA PLUMBING                7/28/99                7/9/99
--------------------------------------------------------------------------------
P304      BUFFET AREA PLUMBING                7/28/99                7/9/99
--------------------------------------------------------------------------------
P305      EMPLOYEE FOOD SERVICE - PLUMBING    7/28/99                7/1/99
--------------------------------------------------------------------------------
P306      DELI & MAIN BAR PLUMBING            7/28/99                7/9/99
--------------------------------------------------------------------------------
P307      WATER HEATER ROOM PIPING            7/28/99                7/9/99
--------------------------------------------------------------------------------
P400      SOLVENT DETAILS PLUMBING            7/28/99                7/9/99
--------------------------------------------------------------------------------
P401      PLUMBING RISERS                     7/28/99                7/9/99
--------------------------------------------------------------------------------
P402      PLUMBING RISERS                     7/28/99                7/9/99
--------------------------------------------------------------------------------
P403      PLUMBING RISERS                     7/28/99                7/9/99
--------------------------------------------------------------------------------
P404      PLUMBING RISERS                     7/28/99                7/9/99
--------------------------------------------------------------------------------
P405      PLUMBING RISERS                     7/28/99                7/9/99
--------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 3

================================================================================
  DWG NO.        TITLE                        REVISION              DWG DATE
                                                DATE
================================================================================
P406     PLUMBING RISERS                       7/28/99                7/9/99
--------------------------------------------------------------------------------
P500     PLUMBING DETAILS                      7/28/99                7/9/99
--------------------------------------------------------------------------------
E001     ELEC NOTES & LEGENDS                  7/28/99                7/9/99
--------------------------------------------------------------------------------
E101     SITE PLAN ELECTRICAL                  7/28/99                7/9/99
--------------------------------------------------------------------------------
E201.1   PART 1ST FLOOR LIGHTING               7/28/99                7/9/99
--------------------------------------------------------------------------------
E201.2   PART 1ST FLOOR LIGHTING               7/28/99                7/9/99
--------------------------------------------------------------------------------
E202.1   PART 2ND FLOOR LIGHTING               7/28/99                7/9/99
--------------------------------------------------------------------------------
E202.2   PART 2ND FLOOR LIGHTING               7/28/99                7/9/99
--------------------------------------------------------------------------------
E203.1   PART 3RD FLOOR LIGHTING               7/28/99                7/9/99
--------------------------------------------------------------------------------
E203.2   PART 3RD FLOOR LIGHTING               7/28/99                7/9/99
--------------------------------------------------------------------------------
E204     4TH FLOOR LIGHTING                    7/28/99                7/9/99
--------------------------------------------------------------------------------
E205     5TH FLOOR LIGHTING                    7/28/99                7/9/99
--------------------------------------------------------------------------------
E206     6TH FLOOR LIGHTING                    7/28/99                7/9/99
--------------------------------------------------------------------------------
E207     7TH FLOOR LIGHTING                    7/28/99                7/9/99
--------------------------------------------------------------------------------
E208     8TH FLOOR LIGHTING                    7/28/99                7/9/99
--------------------------------------------------------------------------------
E209     9TH FLOOR LIGHTING                    7/28/99                7/9/99
--------------------------------------------------------------------------------
E210     10TH FLOOR LIGHTING                   7/28/99                7/9/99
--------------------------------------------------------------------------------
E211     11TH FLOOR LIGHTING                   7/28/99                7/9/99
--------------------------------------------------------------------------------
E212     12TH FLOOR LIGHTING                   7/28/99                7/9/99
--------------------------------------------------------------------------------
E213     13TH FLOOR LIGHTING                   7/28/99                7/9/99
--------------------------------------------------------------------------------
E214     14TH FLOOR LIGHTING                   7/28/99                7/9/99
--------------------------------------------------------------------------------
E215     15TH FLOOR LIGHTING                   7/28/99                7/9/99
--------------------------------------------------------------------------------
E216     16TH FLOOR LIGHTING                   7/28/99                7/9/99
--------------------------------------------------------------------------------
E217     17TH FLOOR LIGHTING                   7/28/99                7/9/99
--------------------------------------------------------------------------------
E218     MECH LEVEL LIGHTING                   7/28/99                7/9/99
--------------------------------------------------------------------------------
E301.1   PART 1ST FLOOR POWER                  7/28/99                7/9/99
--------------------------------------------------------------------------------
E301.2   PART 1ST FLOOR POWER                  7/28/99                7/9/99
--------------------------------------------------------------------------------
E301.3   DINER KITCHEN ELECTRICAL              7/28/99                7/9/99
--------------------------------------------------------------------------------
E301.4   FAIRBANKS KITCHEN ELECTRICAL          7/28/99                7/9/99
--------------------------------------------------------------------------------
E302.1   PART 2ND FLOOR POWER                  7/28/99                7/9/99
--------------------------------------------------------------------------------
E302.2   PART 2ND FLOOR POWER                  7/28/99                7/9/99
--------------------------------------------------------------------------------
E302.3   DELI KITCHEN ELECTRICAL               7/28/99                7/9/99
--------------------------------------------------------------------------------
E302.4   BUFFET KITCHEN ELECTRICAL             7/28/99                7/9/99
--------------------------------------------------------------------------------
E302.5   BANQUET KITCHEN ELECTRICAL            7/28/99                7/9/99
--------------------------------------------------------------------------------
E303.1   PART 3RD FLOOR POWER                  7/28/99                7/9/99
--------------------------------------------------------------------------------
E303.2   PART 3RD FLOOR POWER                  7/28/99                7/9/99
--------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 3

================================================================================
  DWG NO.           TITLE                       REVISION              DWG DATE
                                                  DATE
================================================================================
E303.3       EMPLOYEE KITCHEN ELECTRICAL         7/28/99                7/9/99
--------------------------------------------------------------------------------
E304         4TH FLOOR POWER                     7/28/99                7/9/99
--------------------------------------------------------------------------------
E305         5TH FLOOR POWER                     7/28/99                7/9/99
--------------------------------------------------------------------------------
E306         6TH FLOOR POWER                     7/28/99                7/9/99
--------------------------------------------------------------------------------
E307         7TH FLOOR POWER                     7/28/99                7/9/99
--------------------------------------------------------------------------------
E308         8TH FLOOR POWER                     7/28/99                7/9/99
--------------------------------------------------------------------------------
E309         9TH FLOOR POWER                     7/28/99                7/9/99
--------------------------------------------------------------------------------
E310         10TH FLOOR POWER                    7/28/99                7/9/99
--------------------------------------------------------------------------------
E311         11TH FLOOR POWER                    7/28/99                7/9/99
--------------------------------------------------------------------------------
E312         12TH FLOOR POWER                    7/28/99                7/9/99
--------------------------------------------------------------------------------
E313         13TH FLOOR POWER                    7/28/99                7/9/99
--------------------------------------------------------------------------------
E314         14TH FLOOR POWER                    7/28/99                7/9/99
--------------------------------------------------------------------------------
E315         15TH FLOOR POWER                    7/28/99                7/9/99
--------------------------------------------------------------------------------
E316         16TH FLOOR POWER                    7/28/99                7/9/99
--------------------------------------------------------------------------------
E317         17TH FLOOR POWER                    7/28/99                7/9/99
--------------------------------------------------------------------------------
E318         MECH LEVEL POWER                    7/28/99                7/9/99
--------------------------------------------------------------------------------
E401.1       PART 1ST FLOOR SPECIAL SYSTEMS      7/28/99                7/9/99
--------------------------------------------------------------------------------
E401.2       PART 1ST FLOOR SPECIAL SYSTEMS      7/28/99                7/9/99
--------------------------------------------------------------------------------
E402.1       PART 2ND FLOOR SPECIAL SYSTEMS      7/28/99                7/9/99
--------------------------------------------------------------------------------
E402.2       PART 2ND FLOOR SPECIAL SYSTEMS      7/28/99                7/9/99
--------------------------------------------------------------------------------
E403.1       PART 3RD FLOOR SPECIAL SYSTEMS      7/28/99                7/9/99
--------------------------------------------------------------------------------
E403.2       PART 3RD FLOOR SPECIAL SYSTEMS      7/28/99                7/9/99
--------------------------------------------------------------------------------
E404         4TH FLOOR SPECIAL SYSTEMS           7/28/99                7/9/99
--------------------------------------------------------------------------------
E405         5TH FLOOR SPECIAL SYSTEMS           7/28/99                7/9/99
--------------------------------------------------------------------------------
E406         6TH FLOOR SPECIAL SYSTEMS           7/28/99                7/9/99
--------------------------------------------------------------------------------
E407         7TH FLOOR SPECIAL SYSTEMS           7/28/99                7/9/99
--------------------------------------------------------------------------------
E408         8TH FLOOR SPECIAL SYSTEMS           7/28/99                7/9/99
--------------------------------------------------------------------------------
E409         9TH FLOOR SPECIAL SYSTEMS           7/28/99                7/9/99
--------------------------------------------------------------------------------
E410         10TH FLOOR SPECIAL SYSTEMS          7/28/99                7/9/99
--------------------------------------------------------------------------------
E411         11TH FLOOR SPECIAL SYSTEMS          7/28/99                7/9/99
--------------------------------------------------------------------------------
E412         12TH FLOOR SPECIAL SYSTEMS          7/28/99                7/9/99
--------------------------------------------------------------------------------
E413         13TH FLOOR SPECIAL SYSTEMS          7/28/99                7/9/99
--------------------------------------------------------------------------------
E414         14TH FLOOR SPECIAL SYSTEMS          7/28/99                7/9/99
--------------------------------------------------------------------------------
E415         15TH FLOOR SPECIAL SYSTEMS          7/28/99                7/9/99
--------------------------------------------------------------------------------
E416         16TH FLOOR SPECIAL SYSTEMS          7/28/99                7/9/99
--------------------------------------------------------------------------------
E417         17TH FLOOR SPECIAL SYSTEMS          7/28/99                7/9/99
--------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5


HOTEL VOL. 3

================================================================================
  DWG NO.         TITLE                          REVISION             DWG DATE
                                                   DATE
================================================================================
E418       MECH LEVEL SPECIAL SYSTEMS             7/28/99                7/9/99
--------------------------------------------------------------------------------
E501       ROOF LEVEL ELECTRICAL                  7/28/99                7/9/99
--------------------------------------------------------------------------------
E502       LARGE SCALE PLATFORMS - ELEC           7/28/99                7/9/99
--------------------------------------------------------------------------------
E503       PEDESTRIAN BRIDGE ELECTRICAL           7/28/99                7/9/99
--------------------------------------------------------------------------------
E504       SOUTH ELEVATION ELECTRICAL             7/28/99                7/9/99
--------------------------------------------------------------------------------
E505       EAST ELEVATION ELECTRICAL              7/28/99                7/9/99
--------------------------------------------------------------------------------
E506       NORTH ELEVATION ELECTRICAL             7/28/99                7/9/99
--------------------------------------------------------------------------------
E507       WEST ELEVATION ELECTRICAL              7/28/99                7/9/99
--------------------------------------------------------------------------------
E600       FEEDER DIAGRAM                         7/28/99                7/9/99
--------------------------------------------------------------------------------
E601       POWER RISERS                           7/28/99                7/9/99
--------------------------------------------------------------------------------
E602       LIGHTING RISERS                        7/28/99                7/9/99
--------------------------------------------------------------------------------
E603       LIGHTING RISERS                        7/28/99                7/9/99
--------------------------------------------------------------------------------
E700       PANEL SCHEDULES                        7/28/99                7/9/99
--------------------------------------------------------------------------------
E701       PANEL SCHEDULES                        7/28/99                7/9/99
--------------------------------------------------------------------------------
E702       PANEL SCHEDULES                        7/28/99                7/9/99
--------------------------------------------------------------------------------
E703       PANEL SCHEDULES                        7/28/99                7/9/99
--------------------------------------------------------------------------------
E704       PANEL SCHEDULES                        7/28/99                7/9/99
--------------------------------------------------------------------------------
FP001      FIRE PROTECTION SITE PLAN              7/28/99                7/1/99
--------------------------------------------------------------------------------
FP002      FIRE PUMP ROOM SYMBOLS                 7/28/99                7/1/99
--------------------------------------------------------------------------------
FP003      17TH FLOOR FIRE PROTECTION PLAN        7/28/99                7/1/99
--------------------------------------------------------------------------------
FP004      1ST FLOOR FIRE PROTECTION PLAN         7/28/99                7/1/99
--------------------------------------------------------------------------------
FP005      2ND FLOOR FIRE PROTECTION PLAN         7/28/99                7/1/99
--------------------------------------------------------------------------------
FP006      3RD FLOOR FIRE PROTECTION PLAN         7/28/99                7/1/99
--------------------------------------------------------------------------------
FP007      4TH FLOOR FIRE PROTECTION PLAN         7/28/99                7/1/99
--------------------------------------------------------------------------------
FP008      5TH FLOOR FIRE PROTECTION PLAN         7/28/99                7/1/99
--------------------------------------------------------------------------------
FP009      6TH-13TH FLOOR FIRE PROTECTION PLAN    7/28/99                7/1/99
--------------------------------------------------------------------------------
FP010      14TH & 15TH FLOOR FIRE PROTECTION PLAN 7/28/99                7/1/99
--------------------------------------------------------------------------------
FP011      16TH FLOOR FIRE PROTECTION PLAN        7/28/99                7/1/99
--------------------------------------------------------------------------------
FP012      17TH FLOOR FIRE PROTECTION PLAN        7/28/99                7/1/99
--------------------------------------------------------------------------------
FP013      ROOF FIRE PROTECTION PLAN              7/28/99                7/1/99
--------------------------------------------------------------------------------
FP014      FIRST LEVEL FIRE PROTECTION PLAN       7/28/99                7/1/99
--------------------------------------------------------------------------------
FP015      SECOND LEVEL FIRE PROTECTION PLAN      7/28/99                7/1/99
--------------------------------------------------------------------------------
FP016      THIRD LEVEL FIRE PROTECTION PLAN       7/28/99                7/1/99
--------------------------------------------------------------------------------
FP017      FOURTH LEVEL FIRE PROTECTION PLAN      7/28/99                7/1/99
--------------------------------------------------------------------------------
FP018      FIFTH LEVEL FIRE PROTECTION PLAN       7/28/99                7/1/99
--------------------------------------------------------------------------------
FP019      FIFTH LEVEL FIRE PROTECTION PLAN       7/28/99                7/1/99
--------------------------------------------------------------------------------
FP020      FIFTH LEVEL FIRE PROTECTION PLAN       7/28/99                7/1/99
--------------------------------------------------------------------------------
FP021      ROOF LEVEL FIRE PROTECTION PLAN        7/28/99                7/1/99
--------------------------------------------------------------------------------
FP022      RETAIL FIRE PROTECTION PLAN            7/28/99                7/1/99
--------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 4


====================================================================================================================
      DWG NO.                               TITLE                               REVISION              DWG DATE
                                                                                  DATE
====================================================================================================================
ID1.1.1              Overall First Floor Plan                                          7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.1.2              Reception-Lobby 1st Floor Plan                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.1.3              Diner Floor Plan                                                  7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.1.4              Show Lounge-Bar Floor Plan                                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.1.5              Fairbanks Floor Plan                                              7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.1.6              Public Restroom Enlarged Plans                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.1.7              Guest Elevators Floor Plan                                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
                     Floor Finishes Plans
--------------------------------------------------------------------------------------------------------------------
ID1.2.1              Overall 1st Floor Paving Plan                                     7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.2.2              Reception-Lobby Paving Plan                                       7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.2.3              Diner Paving Plan                                                 7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.2.4              Show Lounge-Bar Paving Plan                                       7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.2.5              Fairbanks Paving Plan                                             7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.2.6              Public Restroom Paving Plan                                       7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.2.7              Guest Elevators Paving Plan                                       7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
                     FF&E Plans
--------------------------------------------------------------------------------------------------------------------
ID1.3.1              Overall First Floor Furniture Plan                                7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.3.2              Reception-Lobby Furniture Plan                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.3.3              Diner Furniture Plan                                              7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.3.4              Show Lounge Bar Furniture Plan                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.3.5              Fairbanks Furniture Plan                                          7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.3.6              Public Restroom Furniture Plan                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.3.7              Public Elevators Furniture Plan                                   7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
                     Reflected Ceiling Plans
--------------------------------------------------------------------------------------------------------------------
ID1.4.1              Overall First Floor Reflected Ceiling Plan                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.4.2              Reception-Lobby Reflected Ceiling Plan                            7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.4.3              Diner Reflected Ceiling Plan                                      7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.4.4              Show Lounge-Bar Reflected Ceiling Plan                            7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.4.5              Fairbanks Reflected Ceiling Plan                                  7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.4.6              Public Restroom Reflected Ceiling Plan                            7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.4.7              Public Elevators Reflected Ceiling Plan                           7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
                     Elevations
--------------------------------------------------------------------------------------------------------------------
ID1.5.1              1st Floor Reception-Lobby Elevations                              7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.5.2              1st Floor Reception-Lobby Elevations                              7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.5.3              Atrium Elevations                                                 7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.5.4              Atrium Elevations VIP Registration                                7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.5.5              Show Lounge Elevations                                            7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.5.6              Show Lounge Elevations                                            7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.5.7              Fairbanks Elevations                                              7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.5.8              Fairbanks Elevations                                              7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.5.9              Diner Elevations                                                  7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.5.10             1st Floor Restroom Elevations                                     7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.5.14             Porte Chochere Elevations                                         7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.5.16             Elevator Cab Elevations                                           7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 4
                                  HOTEL VOL. 3

====================================================================================================================
      DWG NO.                               TITLE                               REVISION              DWG DATE
                                                                                  DATE
====================================================================================================================
ID1.6.1              Podium Details                                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.2              Podium Details                                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.3              Lobby Floor Details                                               7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.4              Lobby Column Details                                              7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.5              Lobby Column Details                                              7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.6              Reception Desk                                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.7              Reception Desk                                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.8              Desk Elevations                                                   7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.9              Desk Details                                                      7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.10             Reception Desk                                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.11             Reception Desk Details                                            7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.12             Elevator Doors                                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.13             Elevator Cab RCP Details                                          7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.14             Diner Architectural Details                                       7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.15             Diner Architectural Details                                       7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.16             Diner Details RCP                                                 7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.17             Diner Details RCP                                                 7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.18             Diner Details RCP                                                 7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.19             Show Lounge-Bar                                                   7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.20             Show Lounge-Bar Details                                           7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.21             Show Lounge-Bar Details                                           7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.22             Show Lounge RCP Details                                           7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.23             Fairbanks Details                                                 7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.24             Fairbanks Details                                                 7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.25             Fairbanks Details                                                 7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.26             Fairbanks Details                                                 7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.27             Porte Chochere Details                                            7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1.6.30             Phone Details                                                     7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
                     Second Floor
--------------------------------------------------------------------------------------------------------------------
                     Architectural
--------------------------------------------------------------------------------------------------------------------
ID2.1.1              Overall Second Floor Plan                                         7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.1.2              Prefunction/Ballroom Floor Plan                                   7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.11.3             Directors Club Floor Plan                                         7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.1.4              Lobby Second Floor Plan                                           7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.1.5              Buffet Floor Plan                                                 7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.1.6              Deli and Ice Cream Floor Plan                                     7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.1.7              Public Restroom Floor Plan                                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
                     Floor Finishes Plans
--------------------------------------------------------------------------------------------------------------------
ID2.2.1              Overall Second Floor Paving Plan                                  7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.2.2              Prefunction/Ballroom Paving Plan                                  7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.2.3              Directors Club Paving Plan                                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.2.4              Lobby Paving Plan                                                 7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.2.5              Buffet Paving Plan                                                7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 4

====================================================================================================================
      DWG NO.                               TITLE                               REVISION              DWG DATE
                                                                                  DATE
====================================================================================================================
ID2.2.6              Deli and Ice Cream Paving Plan                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.2.7              Public Restroom Paving Plan                                       7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
                     FF&E Plans
--------------------------------------------------------------------------------------------------------------------
ID2.3.1              Overall Second Floor Furniture Plan                               7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
IIJ2.3.2             Prefunction/Ballroom Furniture Plan                               7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.3.3              Directors Club Furniture Plan                                     7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.3.4              Lobby Furniture Plan                                              7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.3.5              Buffet Furniture Plan                                             7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.3.6              Deli and Ice Cream Furniture Plan                                 7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.3.7              Public Restroom Furniture Plan                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
                     Reflected Ceiling Plans
--------------------------------------------------------------------------------------------------------------------
ID2.4.1              Overall Second Floor RCP                                          7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.4.2              Prefunction Ballroom RCP                                          7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.4.3              Directors Club RCP                                                7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.4.4              Lobby RCP                                                         7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.4.5              Buffet RCP                                                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.4.6              Deli and Ice Cream RCP                                            7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.4.7              Public Restroom RCP                                               7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
                     Elevations
--------------------------------------------------------------------------------------------------------------------
ID2.5.1              Ballroom Elevations                                               7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.5.2              Directors Club Elevations                                         7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.5.3              2nd Floor Lobby Elevations                                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.5.4              2nd Floor Lobby Elevations                                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.5.5              Buffet Elevations                                                 7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.5.6              Buffet Elevations                                                 7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.5.9              Deli Elevations                                                   7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.5.11             Public Restroom Elevations                                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
                     Details
--------------------------------------------------------------------------------------------------------------------
ID2.6.1              Architectural Ballroom Details                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.6.2              Ballroom Details RCP                                              7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.6.3              Directors Lounge Architectural Details                            7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.6.4              Directors Lounge Architectural Details                            7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.6.5              Buffet Architectural Details                                      7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID2.6.6              Deli Architectural Details                                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
                     Third Floor
--------------------------------------------------------------------------------------------------------------------
                     Architectural
--------------------------------------------------------------------------------------------------------------------
ID3.1.1              Overall Third Floor Plan                                          7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
                     Floor Finishes Plans
--------------------------------------------------------------------------------------------------------------------
ID3.2.1              Overall Third Floor Paving Plan                                   7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
                     FF& E Plans
--------------------------------------------------------------------------------------------------------------------
ID3.3.1              Overall Third Floor Furniture Plan                                7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
                     Reflected Ceiling Plans
--------------------------------------------------------------------------------------------------------------------
ID3.4.1              Overall Third Floor RCP                                           7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 4

====================================================================================================================
      DWG NO.                               TITLE                               REVISION              DWG DATE
                                                                                  DATE
====================================================================================================================
                     Elevations
--------------------------------------------------------------------------------------------------------------------
ID3.5.1              3rd Floor Lobby Elevations                                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
                     Floors 4-15
--------------------------------------------------------------------------------------------------------------------
ID4.1.1              Overall Fourth Floor Plan                                         7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.1.2              Overall Fifth Floor Plan                                          7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.1.3              Overall 6-13 Floor Plan                                           7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.1.4              Overall 14-15 Floor Plan                                          7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.2.1              Overall Fourth Paving Plan                                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.2.2              5th Floor Paving Plan                                             7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.2.3              6th-13th Floor Paving Plan                                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.3.1              4th Floor Furniture Plan                                          7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.3.2              5th Floor Furniture Plan                                          7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.3.3              6th-13th Floor Furniture Plan                                     7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.3.4              14th-15th Floor Furniture Plan                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.4.1              4th Floor Reflected Ceiling Plan                                  7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.4.2              5th Floor Reflected Ceiling Plan                                  7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.4.3              6th-13th Floor Reflected Ceiling Plan                             7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.4.4              14th-15th Floor Reflected Ceiling Plan                            7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.5.1              Corridor 4-15 Elevations                                          7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.5.2              Corridor 4-15 Elevations                                          7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID4.6.1              Tower Details                                                     7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID5.1.1              Overall 16th Floor Plan                                           7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID5.2.1              Overall 16th Pave Plan                                            7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID5.3.1              Corridor 16 Furniture Plan                                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID5.4.1              Corridor 16 Reflected Ceiling Plan                                7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID5.5.1              Corridor 16 Elevations                                            7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID5.5.2              Corridor 4-15 Elevations                                          7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID6.1.1              Overall 17th Floor Plan                                           7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID6.2.1              Overall 17th Pave Plan                                            7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID6.3.1              Corridor 17 Furniture Plan                                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID6.4.1              Corridor 17 Reflected Ceilings Plans                              7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID6.5.1              Corridor 17 Elevations                                            7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID6.5.2              Corridor 17 Elevations                                            7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID7.1.1              Typical Guestroom Floor Plan                                      7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID7.2.1              Typical Guestroom Paving Plan                                     7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID7.3.1              Typical Guestroom Furniture Plan                                  7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID7.4.1              Typical Guestroom RCP Plan                                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID7.5.1              Typical Guestroom Elevations                                      7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID7.5.2              Typical Guestroom Elevations                                      7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID7.5.3              Typical Guestroom Elevations                                      7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID7.5.4              Typical Guestroom Elevations                                      7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID8.1.1              Typical Guestroom Floor Plan                                      7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID8.2.1              Typical Guestroom Paving Plan                                     7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 4

====================================================================================================================
      DWG NO.                               TITLE                               REVISION              DWG DATE
                                                                                  DATE
====================================================================================================================
ID8.3.1              Typical Guestroom Furniture Plan                                  7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID8.4.1              Typical Guestroom RCP Plan                                        7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID8.5.1              Typical Guestroom Elevations                                      7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID8.5.2              Typical Guestroom Elevations                                      7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID8.5.3              Typical Guestroom Elevations                                      7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID9.1.1              2 Bay 4th Floor Plan                                              7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID9.2.1              2 Bay 4th Floor Paving Plan                                       7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID9.3.1              2 Bay 4th Floor Furniture Plan                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID9.4.1              2 Bay 4th Floor RCP Plan                                          7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID9.5.1              2 Bay Typical Floor Elevations                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID9.5.2              2 Bay Typical Floor Elevations                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID10.1.1             2 Bay Suite Floor/Pave Plan                                       7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID10.2.1             2 Bay Suite Furniture/RCP Plan                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID10.5.1             2 Bay Typical Floor Elevations                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID10.5.2             2 Bay Typical Floor Elevations                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID10.5.3             2 Bay Typical Floor Elevations                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID11.1.1             Presidential Suite Floor Plan                                     7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1 1.2.1            Presidential Suite Paving Plan                                    7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1 1.3.1            Presidential Suite Furniture Plan                                 7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1 1.4.1            Presidential Suite Ceiling Plan                                   7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1 1.5.1            Presidential Suite Elevations                                     7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1 1.5.2            Presidential Suite Elevations                                     7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1 1.5.3            Presidential Suite Elevations                                     7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID1 1.5.4            Presidential Suite Elevations                                     7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID13.6.1             Tower Details                                                     7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID14.1.1             HC-Type 1 Floor Plan                                              7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID14.2.1             HC-Type 1 Paving Plan                                             7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID14.3.1             HC-Type 1 Furniture Plan                                          7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID14.4.1             HC-Type 1 RCP                                                     7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID14.5.1             HC-Type 1 Elevations                                              7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID15.1.1             HC-Type 2 Floor Plan                                              7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID15.2.1             HC-Type 2 Paving Plan                                             7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID15.3.1             HC-Type 2 Furniture Plan                                          7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID15.4.1             HC-Type 2 RCP                                                     7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID15.5.1             HC-Type 2 Elevations                                              7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID16.1.1             HC-Type 3 Floor Plan                                              7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID16.2.1             HC-Type 3 Paving Plan                                             7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID16.3.1             HC-Type 3 Furniture Plan                                          7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID16.4.1             HC-Type 3 RCP                                                     7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID16.5.1             HC-Type 3 Elevations                                              7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID16.5.2             HC-Type 3 Elevations                                              7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID17.1.1             HC-Type 4 Floor Plan                                              7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------
ID17.2.1             HC-Type 4 Paving Plan                                             7/28/99               7/25/99
--------------------------------------------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 4

====================================================================================================================
      DWG NO.                               TITLE                               REVISION              DWG DATE
                                                                                  DATE
====================================================================================================================
ID17.3.1             HC-Type 4 Furniture Plan                                          7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID17.4.1             HC-Type 4 RCP                                                     7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
ID17.5.1             HC-Type 4 Elevations                                              7/28/99               7/28/99
--------------------------------------------------------------------------------------------------------------------
LCl                  FIRST FLOOR LIGHTING CONTROL PLAN                                 7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
LC2                  SECOND FLOOR LIGHTING CONTROL PLAN                                7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
LC3                  THIRD FLOOR LIGHTING CONTROL PLAN                                 7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 4

====================================================================================================================
      DWG NO.                               TITLE                               REVISION              DWG DATE
                                                                                  DATE
====================================================================================================================
B-1                  TITLE SHEET                                                       7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-2                  BASIN AND HOTEL SITE PLAN                                         7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-3                  GENERAL ARRANGEMENT                                               7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-4                  TYPICAL CROSS SECTION                                             7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-5                  EXCAVATION PLAN                                                   7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-6                  PILING PLAN                                                       7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-7                  MARINA BASIN WALL DETAIL SHT. 2                                   7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-8                  TYPICAL CROSS SECTION BASIN EXCAVATION                            7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-9                  BASIN GRADING PLAN                                                7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-10                 BASIN GRADING SECTIONS                                            7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-11                 FRAMING PLAN                                                      7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-12                 WALKWAY SECTION AND DETAILS SHT. 1                                7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-13                 WALKWAY SECTION AND DETAILS SHT. 2                                7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-14                 WALKWAY SECTION AND DETAILS SHT. 3                                7/28199               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-15                 WALKWAY SECTION AND DETAILS SHT. 4                                7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-16                 WALKWAY PLATE LAYOUT                                              7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-17                 RIVER BOAT MARINA BASIN HOTEL 1ST FLOOR RAMP                      7/28/99               6/30/99
                     LOCATION PLAN
--------------------------------------------------------------------------------------------------------------------
B-18                 RIVER BOAT MARINA BASIN HOTEL 2ND AND 3RD FLOOR                   7/28/99               6/30/99
                     PLAN
--------------------------------------------------------------------------------------------------------------------
B-19                 RIVER BOAT MARINA BASIN HOTEL FLOOR RAMPS DETAIL                  7/28/99               6/30/99
                     SHEET 1
--------------------------------------------------------------------------------------------------------------------
B-20                 RAMP NO. 2A AND 2B SECTIONS                                       7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-21                 RAMP NOS. 5A AND 5B                                               7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-22                 RAMP NOS. 3A AND 3B, 4A AND 4B                                    7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-23                 RAMP SUPPORT DETAILS                                              7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-24                 RAMP DETAILS PLAN                                                 7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-25                 MOORING AND BUMPER STOP                                           7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-26                 BOAT MOORING AND BUMPER STOP DETAIL SHEET 1                       7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-27                 BOAT MOORING AND BUMPER STOP DETAIL SHEET 2                       7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-28                 MAKE-UP WATER DETAILS                                             7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-29                 MAKE-UP WATER AERATION SUPPORT DETAILS                            7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------
B-30                 SOIL BORING LOGS                                                  7/28/99               6/30/99
--------------------------------------------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5


HOTEL VOL. 4

--------------------------------------------------------------------------------------------------------------------
                     TITLE SHEET                                                       7/29/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS1.0               LEGEND SHEET                                                      7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS1.1A              DATA TELEPHONE & SECURITY ALARM                                   7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS1.1B              CCTV SECURITY & VIDEO DISPLAY SYSTEMS                             7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS1.2A              DATA TELEPHONE & SECURITY ALARM                                   7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS1.2B              CCTV SECURITY & VIDEO DISPLAY SYSTEMS                             7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS2.1A              2ND FLOOR DATA TELEPHONE & SECURITY ALARM                         7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS2.1B              2ND FLOOR CCTV SECURITY & VIDEO DISPLAY SYSTEMS                   7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS2.2A              2ND FLOOR DATA TELEPHONE & SECURITY ALARM                         7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS2.2B              2ND FLOOR CCTV SECURITY & VIDEO DISPLAY SYSTEMS                   7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS3.1B              3RD FLOOR CCTV SECURITY & VIDEO DISPLAY SYSTEMS                   7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 4

====================================================================================================================
  DWG NO.                               TITLE                                       REVISION              DWG DATE
                                                                                      DATE
====================================================================================================================
DTS3.2A              3RD FLOOR DATA TELEPHONE & SECURITY ALARM                         7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS3.2B              3RD FLOOR CCTV SECURITY & VIDEO DISPLAY SYSTEMS                   7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS4.0               4TH FLOOR TELEPHONE, CATV & CCTV SYSTEMS                          7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS5.0               5TH FLOOR TELEPHONE, CATV & CCTV SYSTEMS                          7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS6.0               6TH - 15TH FLOORS TELEPHONE, CATV & CCTV SYSTEMS                  7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS14.0              14TH & 15TH FLOOR TELEPHONE, CATV & CCTV SYSTEMS                  7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS16.0              16TH FLOOR TELEPHONE, CATV & CCTV SYSTEMS                         7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS17.0              17TH FLOOR TELEPHONE, CATV & CCTV SYSTEMS                         7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS21.1P             1ST - 3RD FLOOR DATA/TELEPHONE SINGLE LINE                        7/28/99               7/29/99
                     FUNCTIONAL
--------------------------------------------------------------------------------------------------------------------
DTS21.1TA            4TH - 17TH FLOOR TYPICAL TELEPHONE RISER SYSTEM                   7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS21.TB             3RD - 17TH TYPICAL TELEPHONE RISER SYSTEM                         7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS21.2P             1 ST - 3RD FLOOR CCTV SINGLE LINE VIDEO FUNCTIONAL                7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS21.2T             TOWER CCTV SINGLE LINE VIDEO FUNCTIONAL                           7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS21.3P             1ST - 3RD FLOOR SECURITY SINGLE LINE ALARM                        7/28/99               7/29/99
                     FUNCTIONAL
--------------------------------------------------------------------------------------------------------------------
DTS21AP              1ST - 2ND FLOORS SINGLE LINE VIDEO DISPLAY                        7/28/99               7/29/99
                     FUNCTIONAL
--------------------------------------------------------------------------------------------------------------------
DTS21ATA             4TH - 17TH TYPICAL CATV RISER SYSTEMS                             7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
DTS21.4TB            4TH - 17TH FLOORS TYPICAL CATV RISER SYSTEMS                      7/28/99               7/29/99
--------------------------------------------------------------------------------------------------------------------
AV-000               COVER PAGE & INDEX                                                7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-001               NOTES & SYMBOLS                                                   7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-002               ELECTRICAL AND RACK DETAILS                                       7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-101               CASINO 1ST FLOOR RCP                                              7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-102               CASINO 2ND FLOOR RCP                                              7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-103               CASINO 2ND FLOOR STAGE LAYOUT                                     7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-104               CASINO 3RD FLOOR RCP                                              7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-110               CASINO DISTRIBUTED SOUND SCHEMATIC                                7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-111               CASINO LIVE SOUND AND LIGHTING SCHEMATICS                         7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-120               CASINO RACK LAYOUTS                                               7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-201               HOTEL 1ST FLOOR RCP                                               7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-202               HOTEL 2ND FLOOR RCP                                               7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 4

--------------------------------------------------------------------------------------------------------------------
AV-203               HOTEL 3RD FLOOR RCP                                               7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-204               LOUNGE SYSTEM OVERALL LAYOUT                                      7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-205               LOUNGE SYSTEM - 1ST FLOOR                                         7/28/99                8/1/99
--------------------------------------------------------------------------------------------------------------------
AV-206               LOUNGE SYSTEM - 2ND FLOOR                                         7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-207               LOUNGE SYSTEM SECTION                                             7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-208               LOUNGE SYSTEM TRANSVERSE                                          7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-209               DINER JUKE BOX LAYOUT                                             7/28/99               7/11/99
--------------------------------------------------------------------------------------------------------------------
AV-210               HOTEL DISTRIBUTED SOUND SCHEMATIC                                 7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-211               HOTEL LIVE SOUND AND LIGHTING SCHEMATICS                          7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-220               HOTEL RACK LAYOUTS 1-2                                            7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-221               HOTEL RACK LAYOUTS 2-2                                            7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-222               LIVE SOUND SYSTEM RACK AND BOOTH DETAIL                           7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
AV-230               WALL PLATES AND PANEL DETAILS                                     7/28/99                7/1/99
--------------------------------------------------------------------------------------------------------------------
E301.2               POWER - PARTIAL 1 ST FLOOR                                        7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 4

=====================================================================================================================
      DWG NO.                               TITLE                               REVISION              DWG DATE
                                                                                  DATE
=====================================================================================================================
E302.2               POWER - PARTIAL 2ND FLOOR                                         7/28/99                 7/9/99
---------------------------------------------------------------------------------------------------------------------
FS1.1                BULK STORAGE & EMPLOYEE DINING EQUIP. PLAN                        7/28/99                5/13199
---------------------------------------------------------------------------------------------------------------------
FS1.1.2              BULK STORAGE & EMPLOYEE DINING MECH ROUGH-IN PLAN                 7/28/99                 5/6/99
---------------------------------------------------------------------------------------------------------------------
FS1.1.3              BULK STORAGE & EMPLOYEE DINING ELEC ROUGH-IN PLAN                 7/28/99                 5/6/99
---------------------------------------------------------------------------------------------------------------------
FS1.1.4              BULK STORAGE & EMPLOYEE DINING SPECIAL CONDITIONS                 7/28/99                 5/6/99
---------------------------------------------------------------------------------------------------------------------
FS2                  EQUIPMENT SCHEDULE                                                7/28/99                5/13/99
---------------------------------------------------------------------------------------------------------------------
FS2.1                DINER EQUIPMENT PLAN                                              7/28/99                4/20/99
---------------------------------------------------------------------------------------------------------------------
FS2.1.2              DINER MECHANICAL ROUGH-IN PLAN                                    7/28/99                4/19/99
---------------------------------------------------------------------------------------------------------------------
FS2.1.3              DINER ELECTRICAL ROUGH-IN PLAN                                    7/28/99                4/19/99
---------------------------------------------------------------------------------------------------------------------
FS2.1.4              DINER SPECIAL CONDITIONS PLAN                                     7/28/99                4/27/99
---------------------------------------------------------------------------------------------------------------------
FS2.2                FAIRBANKS & BAR EQUIPMENT PLAN                                    7/28/99                4/20/99
---------------------------------------------------------------------------------------------------------------------
FS2.2.2              FAIRBANKS & BAR MECHANICAL ROUGH-IN PLAN                          7/28/99                 5/4/99
---------------------------------------------------------------------------------------------------------------------
FS2.2.3              FAIRBANKS & BAR ELECTRICAL ROUGH-IN PLAN                          7/28/99                 5/4/99
---------------------------------------------------------------------------------------------------------------------
FS2.2.4              FAIRBANKS & BAR SPECIAL CONDITIONS PLAN                           7/28/99                4/27/99
---------------------------------------------------------------------------------------------------------------------
FS 2.S1              EQUIPMENT/UTILITY SCHEDULE                                        7/28/99                4/22/99
---------------------------------------------------------------------------------------------------------------------
FS 2.S2              EQUIPMENT/UTILITY SCHEDULE                                        7/28/99                4/22/99
---------------------------------------------------------------------------------------------------------------------
FS 2.S4              EQUIPMENT/UTILITY SCHEDULE                                        7/28/99                4/20/99
---------------------------------------------------------------------------------------------------------------------
FS 2.3               MAIN LOBBY BAR EQUIPMENT PLAN                                     7/28/99                4/20/99
---------------------------------------------------------------------------------------------------------------------
FS 2.3.2             MAIN LOBBY BAR MECHANICAL ROUGH-IN                                                       7/28/99
---------------------------------------------------------------------------------------------------------------------
4/19/99
---------------------------------------------------------------------------------------------------------------------
FS 2.3.3             MAIN LOBBY BAR ELECTRICAL ROUGH-IN PLAN                           7/28/99                4/19/99
---------------------------------------------------------------------------------------------------------------------
FS 2.3.4             MAIN LOBBY BAR SPECIAL CONDITIONS PLAN                            7/28/99                4/19/99
---------------------------------------------------------------------------------------------------------------------
FS3.1a               BUFFET EQUIPMENT PLAN                                             7/28/99                4/16/99
---------------------------------------------------------------------------------------------------------------------
FS3.1b               BANQUET EQUIPMENT PLAN                                            7/28/99                4/16/99
---------------------------------------------------------------------------------------------------------------------
FS3.2a               BUFFET MECHANICAL ROUGH-IN PLAN                                   7/28/99                4/16/99
---------------------------------------------------------------------------------------------------------------------
FS3.2b               BANQUET MECHANICAL ROUGH-IN PLAN                                  7/28/99                4/16/99
---------------------------------------------------------------------------------------------------------------------
FS3.3a               BUFFET ELECTRICAL ROUGH-IN PLAN                                   7/28/99                4/16/99
---------------------------------------------------------------------------------------------------------------------
FS3.3b               BANQUET ELECTRICAL ROUGH-IN PLAN                                  7/28/99                4/16/99
---------------------------------------------------------------------------------------------------------------------
FS3.4a               BUFFET SPECIAL CONDITIONS PLAN                                    7/28/99                4/16/99
---------------------------------------------------------------------------------------------------------------------
FS3.4b               BANQUET SPECIAL CONDITIONS PLANS                                  7/28/99                4/16/99
---------------------------------------------------------------------------------------------------------------------
FS3.S1               EQUIPMENT/UTILITY SCHEDULE                                        7/28/99                4/12/99
---------------------------------------------------------------------------------------------------------------------
FS3.S2               EQUIPMENT/UTILITY SCHEDULE                                        7/28/99                4/13/99
---------------------------------------------------------------------------------------------------------------------
FS3.S3               EQUIPMENT/UTILITY SCHEDULE                                        7/28/99                4/13/99
---------------------------------------------------------------------------------------------------------------------
FS3.S4               EQUIPMENT/UTILITY SCHEDULE                                        7/28/99                4/13/99
---------------------------------------------------------------------------------------------------------------------
FS4.1                CASINO BAR PLANS FOR HOLD, 1ST, & 2ND DECKS                       7/28/99                1/29/99
---------------------------------------------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 4

---------------------------------------------------------------------------------------------------------------------
FS4.2                CASINO MECHANICAL ROUGH-IN PLAN                                   7/28/99                4/19/99
---------------------------------------------------------------------------------------------------------------------
FS4.3                CASINO ELECTRICAL ROUGH-IN PLAN                                   7/28/99                4/19/99
---------------------------------------------------------------------------------------------------------------------
FS4.4                CASINO SPECIAL CONDITIONS PLAN                                    7/28/99                4/19/99
---------------------------------------------------------------------------------------------------------------------
FS4.S1               EQUIPMENT/UTILITY SCHEDULE                                        7/28/99                3/24/99
---------------------------------------------------------------------------------------------------------------------
FS4.S2               EQUIPMENT/UTILITY SCHEDULE                                        7/28/99                3/24/99
---------------------------------------------------------------------------------------------------------------------
FS4.S3               EQUIPMENT/UTILITY SCHEDULE                                        7/28/99                3/24/99
---------------------------------------------------------------------------------------------------------------------
FS5.1                CASINO 3RD DECK EQUIPMENT PLAN                                    7/28/99                4/19/99
---------------------------------------------------------------------------------------------------------------------
FS5.2                CASINO 3RD DECK MECHANICAL ROUGH-IN PLAN                          7/28/99                4/19/99
---------------------------------------------------------------------------------------------------------------------
FS5.3                CASINO 3RD DECK ELECTRICAL ROUGH-IN PLAN                          7/28/99                4/19/99
---------------------------------------------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

HOTEL VOL. 4

====================================================================================================================
      DWG NO.                               TITLE                               REVISION              DWG DATE
                                                                                  DATE
====================================================================================================================
FS5.4                WALL BACKING NOTES                                                7/28/99               4/19/99
--------------------------------------------------------------------------------------------------------------------
FS5.S1               EQUIPMENT/UTILITY SCHEDULE                                        7/28/99               3/23/99
--------------------------------------------------------------------------------------------------------------------
FS 6.1               DELI EQUIPMENT PLAN                                               7/28/99               5/26/99
--------------------------------------------------------------------------------------------------------------------
FS 6.2               DELI MECHANICAL ROUGH-IN PLAN                                     7/28/99               5/26/99
--------------------------------------------------------------------------------------------------------------------
FS6.3                DELI ELECTRICAL ROUGH-IN PLAN                                     7/28/99               5/26/99
--------------------------------------------------------------------------------------------------------------------
FS6.4                DELI SPECIAL CONDITIONS PLAN                                      7/28/99               5/26/99
--------------------------------------------------------------------------------------------------------------------
FS6.S1               EQUIPMENT/UTILITY SCHEDULE                                        7/28/99               5/28/99
--------------------------------------------------------------------------------------------------------------------
D15315               COOLER/FREEZER                                                                          4/22/99
--------------------------------------------------------------------------------------------------------------------
D15316               COOLER/FREEZER                                                                          4/23/99
--------------------------------------------------------------------------------------------------------------------
D15317               COOLER/FREEZER                                                                          4/23/99
--------------------------------------------------------------------------------------------------------------------
D15318               COOLER/FREEZER                                                                          4/23/99
--------------------------------------------------------------------------------------------------------------------
D15319               COOLER/FREEZER                                                                          4/23/99
--------------------------------------------------------------------------------------------------------------------
D15320               COOLER/FREEZER                                                                          4/23/99
--------------------------------------------------------------------------------------------------------------------
1 OF 9               FSEMOOD                                                                                  4/6/99
--------------------------------------------------------------------------------------------------------------------
2 OF 9               FSEMOOD                                                                                  4/7/99
--------------------------------------------------------------------------------------------------------------------
3 OF 9               FSEMOOD                                                                                  4/7/99
--------------------------------------------------------------------------------------------------------------------
4 OF 9               FSEMOOD                                                                                  4/8/99
--------------------------------------------------------------------------------------------------------------------
5 OF 9               FSEMOOD                                                                                  4/8/99
--------------------------------------------------------------------------------------------------------------------
6 OF 9               FSE/HOOD                                                                                 4/8/99
--------------------------------------------------------------------------------------------------------------------
7 OF 9               FSEMOOD                                                                                 4/12/99
--------------------------------------------------------------------------------------------------------------------
8 OF 9               FSEMOOD                                                                                 4/12/99
--------------------------------------------------------------------------------------------------------------------
9 OF 9               FSE/HOOD                                                                                4/12/99
--------------------------------------------------------------------------------------------------------------------

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

GARAGE VOL. 1

====================================================================================================================
      DWG NO.                               TITLE                               REVISION              DWG DATE
                                                                                  DATE
====================================================================================================================
A0.01                COVER SHEET                                                       7/28199                4/5/99
--------------------------------------------------------------------------------------------------------------------
A0.02                EXISTING SITE SURVEY
--------------------------------------------------------------------------------------------------------------------
A1.00                SITE DEMOLITION PLAN                                              7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A1.01                SITE PLAN                                                         7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A1.02                EXPANDED VIEW-PARKING STRUCTURE #1 LOOKING SOUTH                  7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A2.01                GROUND LEVEL PLAN                                                 7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A2.02                SECOND LEVEL PLAN                                                 7/28/99               4/5/99.
--------------------------------------------------------------------------------------------------------------------
A2.03                THIRD (BRIDGE) LEVEL PLAN                                         7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A2.04                FOURTH LEVEL PLAN                                                 7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A2.05                FIFTH LEVEL PLAN                                                  7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A2.06                SIXTH LEVEL PLAN                                                  7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A2.07                SEVENTH LEVEL PLAN                                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A2.08                EIGHTH (ROOF) LEVEL PLAN                                          7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A3.01                BUILDING ELEVATIONS                                               7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A3.02                BUILDING ELEVATIONS                                               7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A3.03                PARKING STRUCTURE #1 BLDG SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A3.04                PARKING STRUCTURE #1 BLDG SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A3.05                PARKING STRUCTURE #1 PARTIAL WALL                                 7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A3.06                PARKING STRUCTURE #1 PARTIAL WALL                                 7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A3.07                PARKING STRUCTURE #1 PARTIAL WALL                                 7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A3.08                PARKING STRUCTURE #1 ENLARGED ELEV.                               7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A3.09                PARKING STRUCTURE #1 ENLARGED ELEV.                               7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A4.01                PARKING STRUCTURE #1 STAIR NO. 1 PLANS                            7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A4.02                PARKING STRUCTURE #1 STAIR NO. 1 PLANS                            7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A4.03                STAIR NO.1 PLANS                                                  7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A4.04                PARKING STRUCTURE #1 STAIR NO. 1 PLANS                            7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A4.05                STAIR NO. 1 SECTIONS                                              7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A4.06                ELEVATOR #1 ELEVATIONS                                            7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A4.07                STRUCTURE #1 STAIR NO. 2 PLANS                                    7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A4.08                STAIR NO. 2 SECTION                                               7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A4.09                TYPICAL STAIR DETAILS                                             7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A4.10                PARKING STRUCTURE #1 REFLECTED CEILING PLANS                      7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A5.01                PARKING STRUCTURE #1 STAIR NO.1 PLANS                             7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A6.01                PARKING STRUCTURE #1 WALL SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A6.02                PARKING STRUCTURE #1 WALL SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A6.03                PARKING STRUCTURE #1 WALL SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A6.04                PARKING STRUCTURE #1 WALL SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A6.05                PARKING STRUCTURE #1 WALL SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

GARAGE VOL. 1

--------------------------------------------------------------------------------------------------------------------
A6.06                PARKING STRUCTURE #1 WALL SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A6.07                PARKING STRUCTURE #1 WALL SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A6.08                PARKING STRUCTURE #1 WALL SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

GARAGE VOL. 1

====================================================================================================================
      DWG NO.                               TITLE                               REVISION              DWG DATE
                                                                                  DATE
====================================================================================================================
A7.01                TYPICAL DETAILS                                                   7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A7.02                TYPICAL DETAILS                                                   7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A7.03                TYPICAL ELEVATOR DETAILS                                          7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A7.04                RETAIL BLDG TYPICAL DETAILS                                       7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A7.05                RETAIL BLDG TYPICAL DETAILS                                       7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A7.06                TYPICAL DETAILS                                                   7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A7.07                TYPICAL DETAILS                                                   7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A7.08                TYPICAL DETAILS                                                   7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A7.09                TYPICAL STOREFRONT DETAILS                                        7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A7.10                TYPICAL STOREFRONT DETAILS                                        7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A7.11                TYPICAL DETAILS                                                   7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A7.12                TYPICAL DETAILS                                                   7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A9.01                TYPICAL STRIPING DETAILS                                          7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A9.02                SIGNAGE & GRAPHIC DETAILS                                         7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A9.03                SIGNAGE & GRAPHIC DETAILS                                         7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A9.04                SIGNAGE, GRAPHIC, DOOR, PAINT SCHEDULE                            7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S1.01                GENERAL NOTES                                                     7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S2.01                FOUNDATION LEVEL PLAN                                             7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S2.02                SECOND LEVEL FRAMING PLAN                                         7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S2.03                THIRD LEVEL FRAMING PLAN                                          7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S2.04                FOURTH LEVEL FRAMING PLAN                                         7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S2.05                TYPICAL LEVEL 5TH - 7TH FRAMING PLAN                              7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S2.06                EIGHTH LEVEL ROOF & CROSS-OVER FRAMING PLAN                       7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S4.01                PILE & PILE CAP DETAILS                                           7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S4.02                COLUMN SCHEDULE                                                   7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S4.03                BEAM SCHEDULE & DETAILS                                           7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S4.04                BEAM DETAILS                                                      7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S5.01                STRUCTURAL DETAILS                                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S5.02                STRUCTURAL DETAILS                                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S5.03                WALL DETAILS                                                      7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S5.04                WALL DETAILS                                                      7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S5.05                PARKING STRUCTURE #1 WALL SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S5.06                PARKING STRUCTURE #1 WALL SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S5.07                PARKING STRUCTURE #1 WALL SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S5.08                PARKING STRUCTURE #1 WALL SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S5.09                PARKING STRUCTURE #1 WALL SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S5.10                PARKING STRUCTURE #1 WALL SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S5.11                PARKING STRUCTURE #1 WALL SECTIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S6.01                STAIR NO. 2 FRAMING PLANS                                         7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S6.02                STAIR NO. 1 FRAMING PLANS                                         7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S6.03                STAIR NO. I FRAMING PLANS                                         7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S6.04                STAIR NO. 1 FRAMING PLANS                                         7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

GARAGE VOL. 1

====================================================================================================================
      DWG NO.                               TITLE                               REVISION              DWG DATE
                                                                                  DATE
====================================================================================================================
S7.01                PRECAST PANEL ELEVATIONS 8, DETAILS                               7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
DTS1.0               DATA TELEPHONE SECURITY SYSTEMS                                   7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
DTS2.01              GROUND LEVEL DATA TELEPHONE SECURITY SYSTEMS                      7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
DTS2.02              SECOND LEVEL DATA TELEPHONE SECURITY SYSTEM                       7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
DTS2.03              THIRD LEVEL DATA TELEPHONE SECURITY SYSTEM                        7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
DTS2.04              FOURTH LEVEL DATA TELEPHONE SECURITY SYSTEM                       7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
DTS2.05              FIFTH LEVEL DATA TELEPHONE SECURITY SYSTEM                        7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
DTS2.06              SIXTH LEVEL DATA TELEPHONE SECURITY SYSTEM                        7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
DTS2.07  SEVENTH     7/28/99                                                            4/5/99
 LEVEL DATA
 TELEPHONE
 SECURITY SYSTEM
--------------------------------------------------------------------------------------------------------------------
DTS2.08              EIGHTH (ROOF) LEVEL DATA TELEPHONE SECURITY SYSTEM                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
DTS3.01              DATA TELEPHONE SECURITY SYSTEMS                                   7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
DTS3.02              DATA TELEPHONE SECURITY SYSTEMS                                   7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
M2.01                GROUND LEVEL PLAN - MECHANICAL                                    7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
M2.02                SECOND LEVEL PLAN - MECHANICAL                                    7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
M2.03                THIRD (BRIDGE) LEVEL PLAN - MECHANICAL                            7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
M2.04                FOURTH LEVEL PLAN - MECHANICAL                                    7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
M2.05                FIFTH LEVEL PLAN - MECHANICAL                                     7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
M2.06                SIXTH LEVEL PLAN - MECHANICAL                                     7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
M2.07                SEVENTH LEVEL PLAN - MECHANICAL                                   7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
M2.08                EIGHTH LEVEL PLAN - MECHANICAL                                    7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
M4.01                MACHINE ROOM LEVEL MECHANICAL                                     7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E2.01                GROUND LEVEL PLAN - LIGHTING                                      7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E2.02                SECOND LEVEL PLAN - LIGHTING                                      7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E2.03                THIRD (BRIDGE) LEVEL PLAN - LIGHTING                              7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E2.04                FOURTH LEVEL PLAN - LIGHTING                                      7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E2.05                FIFTH LEVEL PLAN - LIGHTING                                       7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E2.06                SIXTH LEVEL PLAN - LIGHTING                                       7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E2.07                SEVENTH LEVEL PLAN - LIGHTING                                     7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E2.08                EIGHTH LEVEL PLAN - LIGHTING                                      7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E3.01                GROUND LEVEL PLAN - POWER & SPEC. SYS.                            7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E3.02                SECOND LEVEL PLAN - POWER & SPEC. SYS.                            7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

GARAGE VOL. 1

--------------------------------------------------------------------------------------------------------------------
                     SYS.
--------------------------------------------------------------------------------------------------------------------
E3.03                THIRD LEVEL PLAN - POWER & SPEC. SYS.                             7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E3.04                FOURTH LEVEL PLAN - POWER & SPEC. SYS.                            7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E3.05                FIFTH LEVEL PLAN - POWER & SPEC. SYS.                             7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E3.06                SIXTH LEVEL PLAN - POWER & SPEC. SYS.                             7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

GARAGE VOL. 1

====================================================================================================================
      DWG NO.                               TITLE                               REVISION              DWG DATE
                                                                                  DATE
====================================================================================================================
E3.07                SEVENTH LEVEL PLAN - POWER & SPEC. SYS                            7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E3.08                EIGHTH LEVEL PLAN - POWER & SPEC. SYS.                            7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E4.01                ELECTRICAL FEEDER AND SCHEDULES                                   7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E4.02                ELECTRICAL FEEDER DIAGRAMS                                        7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

                                     RETAIL

====================================================================================================================
      DWG NO.                               TITLE                               REVISION              DWG DATE
                                                                                  DATE
====================================================================================================================
A0.20                COVER SHEET                                                       7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A0.21                EXISTING SITE SURVEY
--------------------------------------------------------------------------------------------------------------------
A1.20                DEMOLITION SITE PLAN                                              7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A1.21                SITE NO. 2 SURFACE PARKING PLAN                                   7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A2.21                SITE #2 RETAIL BUILDING PLANS                                     7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A3.21                SITE #2 RETAIL BUILDING ELEVATIONS                                7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A3.22                SITE #2 RETAIL BUILDING SECTIONS                                  7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A3.23                SITE #2 RETAIL BLDG ENLARGED ELEVATIONS                           7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A3.24                SITE #2 RETAIL BLDG ENLARGED ELEVATIONS                           7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A3.25                SITE #2 RETAIL BLDG ENLARGED ELEVATIONS                           7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A3.26                SITE #2 RETAIL BUILDING PLANS                                     7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A3.27                SITE #2 RETAIL BLDG ENLARGED ELEVATION                            7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A6.21                SITE #2 RETAIL WALL SECTIONS                                      7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A6.22                SITE #2 RETAIL WALL SECTIONS                                      7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A6.23                SITE #2 RETAIL WALL SECTIONS                                      7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A6.24                SITE #2 RETAIL WALL SECTIONS                                      7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A6.25                SITE #2 RETAIL WALL SECTIONS                                      7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A7.21                SITE #2 RETAIL BLDG TYPICAL DETAILS                               7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A7.22                SITE #2 RETAIL BLDG TYPICAL DETAILS                                7/8/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A8.21                CONTROL LANE & ENTRY DRIVE PLAN                                   7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A8.22                CONCRETE ISLAND PLANS & DETAILS                                   7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A9.02                SIGNAGE & GRAPHIC DETAILS                                         7/28/99                4/5/99
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A9.21                MONUMENT SIGN @ MILAM/COMMERCE                                    7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
A9.22                MONUMENT SIGN & WALL DETAILS                                      7/28/99                4/5/99
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S2.21                SITE #2 RETAIL BUILDING FOUNDATION & ROOF FRAMING                 7/28/99                4/5/99
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S3.21                SITE #2 RETAIL BLDG FRAMING ELEVATIONS                            7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S3.22                SITE #2 RETAIL BLDG FRAMING ELEVATIONS                            7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S3.23                SITE #2 RETAIL BLDG FRAMING ELEVATIONS                            7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S3.24                SITE #2 RETAIL FRAMING ELEVATIONS                                 7/28/99                4/5/99
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S4.21                STEEL DETAILS                                                     7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S4.22                STEEL DETAILS                                                     7/28/99                4/5/99
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S5.21                SITE #2 RETAIL WALL SECTIONS                                      7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S5.22                SITE #2 RETAIL WALL SECTIONS                                      7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S5.23                SITE #2 RETAIL WALL SECTIONS                                      7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S5.24                SITE #2 RETAIL WALL SECTIONS                                      7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
S6.21                MONUMENT SIGN @ MILAM/COMMERCE                                    7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================

HOLLYWOOD CASINO - Shreveport                                   Contract 7/28/99
--------------------------------------------------------------------------------
                                Schedule 15.1.5

--------------------------------------------------------------------------------------------------------------------
S6.22                MONUMENT SIGN & WALL DETAILS                                      7/28/99                4/5/99
--------------------------------------------------------------------------------------------------------------------
M1.21                MECHANICAL PLAN SITE #2                                           7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
M4.01                MACHINE ROOM LEVEL MECHANICAL                                     7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E1.21                ELECTRICAL SITE PLAN                                              7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E2.21                SITE #2 RETAIL BUILDING LIGHTING                                  7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E3.21                SITE #2 RETAIL BUILDING POWER                                     7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E4.01                ELECTRICAL FEEDER AND SCHEDULES                                   7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------
E4.02                ELECTRICAL FEEDER DIAGRAMS                                        7/28/99                7/9/99
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================